                                            Selected Consolidated Financial Data
                             ---------------------------------------------------
All dollar amounts presented in the tables, except for per share amounts, are in thousands.

Set forth below are selected financial data of Harris Financial, Inc. (HFI). This information is derived in part from and should be read in conjunction with the Consolidated Financial Statements of Harris Financial, Inc. and Notes which are presented later in this report.


                                                                           At December 31,
                                                ----------------------------------------------------------------------
At Year End:                                       1997          1996            1995           1994           1993
                                                ----------------------------------------------------------------------
Total Assets ...............................    $2,207,059    $ 1,768,122     $1,255,864     $1,058,088     $1,087,006
Loans receivable, net ......................       890,484        823,916        651,605        574,794        566,550
Loans held-for-sale, net ...................        14,886          9,053              0              0              0
Marketable securities ......................     1,199,194        828,910        524,932        409,123        424,181
Deposits ...................................     1,146,238      1,173,423      1,073,710        910,576        937,903
Escrow .....................................         8,552          8,203          4,649          5,116         11,643
Advances from FHLB-Pittsburgh and
   other borrowed funds ....................       852,988        419,146         17,200              0              0
Other Borrowings ...........................           990          1,485          1,980          2,475              0
Retained earning, (partially restricted) (1)       141,043        124,812        125,244        117,292        107,886
Paid in capital and common stock ...........        28,354         26,014         25,434         24,656              0
Unearned ESOP and RRP shares ...............        (1,095)        (1,689)        (2,339)        (3,007)             0
Net unrealized gain (loss) on
   marketable securities ...................        10,732          3,615          3,120         (3,905)             0


(1) Retained earnings are partially restricted in connection with regulations related to the insurance of savings accounts which require HFI to maintain certain statutory reserves.



                                                                   Years ended December 31,
                                               -----------------------------------------------------------
For the Years:                                    1997        1996         1995        1994       1993
                                               -----------------------------------------------------------
Interest income ............................   $ 141,067   $ 107,988    $  80,625   $  73,932   $  81,020
Interest expense ...........................      93,085      67,326       47,696      38,241      41,409
                                               -----------------------------------------------------------
   Net interest income .....................      47,982      40,662       32,929      35,691      39,611
     Provision for loan losses .............         610       1,957            0           0         800
                                               -----------------------------------------------------------
   Net interest income after provision
      for loan losses ......................      47,372      38,705       32,929      35,691      38,811
Non-interest income ........................      14,559       3,996        2,564       2,503       4,563
Non-interest expense .......................      35,848      42,187       20,776      20,793      17,966
                                               -----------------------------------------------------------
Income before income taxes and
   cumulative effect of accounting
   changes .................................      26,083         514       14,717      17,401      25,408
Income taxes ...............................       8,312        (517)       5,503       7,348       9,170
                                               -----------------------------------------------------------
   Income after taxes and before
     cumulative effect of accounting changes      17,771       1,031        9,214      10,053      16,238
Cumulative effect of accounting changes ....           0           0            0           0       1,420
                                               -----------------------------------------------------------
   Net income ..............................   $  17,771   $   1,031    $   9,214   $  10,053   $  17,658
                                               ===========================================================



                                                        Years Ended December 31,
                                            ----------------------------------------------
Financial Ratios:                            1997       1996      1995      1994     1993
                                            ----------------------------------------------
Return on average assets ............        0.88%      0.07%     0.81%     0.93%    1.67%
Return on average equity ............       10.73%      0.68%     6.34%     7.59%   17.75%
Average equity to average assets ....        8.21%      9.88%    12.83%    12.27%    9.42%
Per Share Data (2):
Combined pre- and post-reorganization
   earnings per share ...............       $0.53    $  0.03    $ 0.28     $0.31
Basic earnings per share ............       $0.53    $  0.03    $ 0.28     $0.28
Fully diluted earnings per share ....       $0.52    $  0.03    $ 0.28     $0.28
Dividends per share .................       $0.20    $  0.19    $ 0.17     $0.09
Book value per share ................       $5.29    $  4.54    $ 4.50     $4.03
Dividend payout ratio ...............        8.67%    141.90%    13.70%     6.44%

(2) All per share values have been adjusted to reflect the 1997 three for one stock split.

                                    Harris Financial, Inc. 1997 Annual Report  1

                                         Management's Discussion and Analysis of
                                   Financial Condition and Results of Operations
                             ---------------------------------------------------
                   (All dollar amounts presented in the tables are in thousands)

     This section presents Management's discussion and analysis of the financial condition and results of operations of Harris Financial, Inc. (HFI) and its Subsidiaries. This discussion and analysis should be read in conjunction with the consolidated financial statements and notes which appear later in this report.

Forward-looking Statements

   In addition to historical information, this Annual Report contains forward-looking statements. The forward-looking statements contained in the following sections are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. Important factors that might cause such a difference include, but are not limited to, those discussed in the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations". Readers shouldn't place undue reliance on these forward-looking statements, as they reflect management's analysis as of the date of this report. HFI has no obligation to update or revise these forward-looking statements to reflect events or circumstances that occur after the date of this report. Readers should carefully review the risk factors described in other documents HFI files from time to time with the Securities and Exchange Commission, including Quarterly 10-Q reports and reports filed on Form 8-K.

Summary

   Harris Financial, Inc. (HFI) began providing financial services as a state chartered mutual savings and loan association in 1886. HFI continued to operate under this charter until 1991, when Harris Savings Association converted its charter to a state chartered mutual savings bank. On January 25, 1994, with its conversion to a state chartered stock savings bank, Harris Savings (the Bank) became for the first time a publicly traded stock bank. As an integral part of this conversion, the Bank completed a successful stock issuance that raised net proceeds of $23.7 million. On September 17, 1997, the Bank reorganized the existing mutual holding company into a two-tier holding company with the establishment of a state chartered corporation as the stock holding company parent of the Bank. The deposits of HFI are insured by Federal Deposit Insurance Corporation (FDIC) under the Savings Association Insurance Fund (SAIF). HFI has been a member of the Federal Home Loan Bank System since 1941. HFI presently operates 33 full service offices, an operations center and a business center and serves depositors primarily in the five central Pennsylvania counties of Dauphin, Cumberland, York, Lancaster, and Lebanon and in the northern Maryland county of Washington. It serves small business borrowers in the same area. Residential mortgages are written in Pennsylvania plus four other states through the mortgage banking subsidiary in Blue Bell, Pennsylvania. Mobile home loans are originated throughout most of the eastern United States.

   At December 31, 1997, HFI had total assets of $2.2 billion with deposits of $1.1 billion and stockholders' equity of $179 million.

   HFI's primary lending activities continue to be the origination of loans secured by first mortgages on owner-occupied one-to-four family residences. At December 31, 1997, such loans totaled $539.2 million or 60.4% of total loans. HFI began originating commercial loans in 1996 and its portfolio totaled $81.3 million at December 31, 1997.

   The net income of HFI is dependent to a substantial extent on net interest income, which represents the difference between interest income earned on loans and investments and interest expense incurred on deposit accounts and borrowings. Interest income is derived from the average interest yield earned on average interest earning assets, while interest expense represents the average interest cost incurred on average interest-bearing liabilities. Because of this reliance on net interest income, Harris Financial, Inc. is affected by changes in the overall level of interest rates and prevailing economic conditions. Generally, as interest rates rise, the percentage of net interest income of HFI will tend to fall and conversely, when interest rates fall, the percentage of net interest income will tend to rise. This condition is often referred to as "interest rate risk". Financial institutions which accept and manage substantial degrees of interest rate risk are generally susceptible to larger net interest income fluctuations when compared to peer institutions which accept less interest rate risk. Accordingly, successful management of interest rate risk is a primary determinant of HFI's return on equity.

   During most of 1997, interest rates remained relatively stable with swings in interest rates moving within a narrow range, primarily due to low inflation and a relatively stable economy. Therefore, there was not a lot of fluctuation in the net interest margin percentages. HFI aggressively leveraged the balance sheet in order to utilize its excess capital in 1997. The leveraging exercise added absolute dollars to net income but at reduced margins. This had the effect of reducing the overall net interest margin percentage. Many of the investments were tax reduced or tax free investments, actually contributing to the overall net interest margin percentage on a tax-equivalent basis. However, the net interest margin percentage decreased in total to 2.66% for the year ended December 31, 1997 compared to 2.87% for the year ended December 31, 1996.

   Another major risk normally undertaken by financial institutions is "credit risk". This is the risk that a borrower will not repay a loan and that the underlying collateral will be insufficient to prevent a significant loss. Credit losses in 1997, 1996, and 1995 were considered to be immaterial and consistent with HFI's long history of being among the top performers in the industry in asset quality. In 1996, HFI began to underwrite commercial loans on businesses and as such, it began to take on more credit risk and become more like a full service community bank. This is part of a planned restructuring to place less reliance on interest rate risk and to diversify the assets of HFI.

     HFI has historically practiced expense control. As it continued the transition to a community bank, additional expenditures, both of a capital and periodic expense nature, were incurred during the year ended December 31, 1997 compared to the year ended December 31, 1996. Increased expenditures were primarily due to $5.0 million for the upgrade of the information systems infrastructure to accommodate the overall transition to a community savings bank.

     The pages that follow present detailed discussion and analysis of the matters discussed in the summary as well as other significant components of HFI's financial condition and results of operations.


                                    Harris Financial, Inc. 1997 Annual Report  9

     Management's Discussion and Analysis of
     Financial Condition and Results of Operations
---------------------------------------------------
     (All dollar amounts presented in the tables are in thousands)

Results of Operations

Net Interest Income During 1997, 1996, and 1995, Harris Financial, Inc. ("HFI" or "the Corporation") derived most of its earnings from net interest income. Virtually all of this net interest income was earned by HFI's subsidiary Harris Savings Bank ("the Bank"). Net interest income is the excess of interest income earned on average interest-earning assets above interest expense incurred on average interest-bearing liabilities. Net interest income, before provision for loan losses, on a taxable equivalent basis, was $51.1 million in 1997, an increase of $9.0 million, or 21.4% from $42.1 million in 1996. Net interest income in 1996 increased $9.2 million, or 28.0%, from $32.9 million in 1995.

   Table 1 presents the average asset and liability balances, interest rates, interest income and interest expense for each of the years in the three year period ended December 31, 1997.

Table 1 Average Balance Sheets, Rates and Interest Income and Expense Summary



                                                             For the Years Ended December 31,
                                ----------------------------------------------------------------------------------------------------
                                                1997(6)                           1996(6)                           1995
                                ----------------------------------------------------------------------------------------------------
                                                           Average                          Average                          Average
                                   Average                  Yield/    Average                Yield/      Average              Yield/
                                   Balance     Interest(7)   Cost     Balance    Interest(7)  Cost       Balance   Interest(7)  Cost
                                ----------------------------------------------------------------------------------------------------
Assets:
Interest Earning Assets:
  Mortgage Loans, net (1)(8).   $  556,995     $ 45,808      8.22% $  601,299    $ 48,453      8.06%  $  454,057   $  36,577   8.06%
  Commercial Loans ..........       78,567        6,767      8.61%     68,262       5,413      7.93%      49,256       4,276   8.68%
  Other loans, net (8) ......      243,975       19,442      7.97%    188,409      15,759      8.36%     103,671       8,857   8.54%
  Marketable securities --
   taxable, net (2) .........      916,265       61,561      6.72%    530,557      33,983      6.41%     458,804      28,711   6.26%
  Marketable securities--
   tax free, net (2) ........      103,708        8,839      8.52%     46,055       4,005      8.70%           0           0   0.00%
  Other interest-earning
   assets (3) ...............       20,524        1,744      8.49%     28,567       1,777      6.22%      33,587       2,204   6.56%
                                ----------------------------------------------------------------------------------------------------
Total interest-earning assets    1,920,034      144,161      7.51%  1,463,149     109,390      7.48%   1,099,375      80,625   7.33%
                                ----------------------------------------------------------------------------------------------------
Non-interest earning assets         75,123                             64,318                             34,095
                                ----------------------------------------------------------------------------------------------------
Total Assets                    $1,995,157                         $1,527,467                         $1,133,470
                                ====================================================================================================

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
  Savings Deposits .........    $  147,738       $4,072      2.76%   $146,929      $4,171      2.84%  $  151,085   $ 4,679     3.10%
  Time Deposits ............       782,578       43,760      5.59%    814,658      45,668      5.61%     677,211    37,928     5.60%
  NOW and money
   market accounts .........       220,557        6,551      2.97%    171,004       5,965      3.49%     118,275     4,098     3.46%
  Escrow/stock subscriptions         7,444          116      1.55%      8,182         130      1.59%       5,435       128     2.36%
  Borrowed Funds ...........       654,447       38,586      5.90%    196,672      11,392      5.79%      14,458       863     5.97%
                                ----------------------------------------------------------------------------------------------------
Total interest-bearing
  liabilities ..............     1,812,764       93,085      5.13%  1,337,445      67,326      5.03%     966,464    47,696     4.94%
                                ----------------------------------------------------------------------------------------------------
Non-interest bearing
  liabilities ..............        17,853                             39,039                             21,592
                                ----------------------------------------------------------------------------------------------------
Total liabilities ..........     1,830,617                          1,376,484                            988,056
                                ----------------------------------------------------------------------------------------------------
Stockholders' Equity .......       164,540                            150,983                            145,414
                                ----------------------------------------------------------------------------------------------------
Total liabilities and
  stockholders' equity          $1,995,157                         $1,527,467                         $1,133,470
                                ====================================================================================================
Net Interest Income                            $ 51,076                          $ 42,064                          $32,929
                                ====================================================================================================
Interest rate spread (4)                                     2.38%                             2.45%                           2.39%
                                ====================================================================================================
Net interest-earning assets     $  107,270                         $  125,704                         $  132,911
                                ====================================================================================================
Net interest margin (5)                                      2.66%                             2.87%                           3.00%
                                ====================================================================================================
Ratio of Interest-earning assets
  to interest-bearing liabilities     1.06                               1.09                               1.14
                                ====================================================================================================

(1)  Includes mortgage loans held-for-sale.
(2)  Includes available for sale.
(3) Includes interest-earning deposits in the FHLB-Pittsburgh, federal funds sold and FHLB-Pittsburgh stock.
(4) Interest rate spread represents the difference between the average rate on interest-earning assets and the average cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income before provision for loan loss divided by average interest-earning assets.
(6) Amounts presented on a tax-equivalent basis using an effective tax rate of 35%.
(7) Includes income recognized on deferred loan fees of $1,283,000, $1,423,000, $1,199,000 in 1997, 1996 and 1995, respectively.
(8)  Includes non-accrual loans.


10 Harris Financial, Inc. 1997 Annual Report

                                         Management's Discussion and Analysis of
                                   Financial Condition and Results of Operations
                             ---------------------------------------------------
                   (All dollar amounts presented in the tables are in thousands)

Results of Operations (continued)

Net Interest Income (continued) In addition to absolute levels of net interest income, the volatility of net interest income, or its sensitivity to key variables, is of significant interest to financial institution constituents. The key variables that determine the volatility of net interest income are changes in average account balances (volume), changes in interest rates, and the mix of interest-earning assets and interest-bearing liabilities. A lag exists between the time changes occur in market interest rates and when such changes are reflected in the performance of the Corporation's interest-earning asset and interest-bearing liability portfolios. The average yield on average interest-earning assets is influenced by the rate of repayments and prepayments, purchases and sales, and the mix of asset maturities as well as current market rates. Similarly, the average cost of average interest-bearing liabilities is influenced by redemptions, early withdrawals, deposit purchases, deposit raising activities, borrowed funds activity and the mix of liability maturities as well as current market rates.

     Table 2 presents an analysis of the changes in tax equivalent net interest income attributable to changes in the volume and rate components of net interest income. During 1997, there was an increase in net interest income of $5.1 million due to changes in volume and an increase of $3.9 million due to changes in rates. During 1996, there was an increase in net interest income of $8.8 million due to changes in volume and an increase of $.4 million due to changes in rates. Table 1 indicates that the average balance of total earning assets in 1997 increased $456.9 million from 1996 and the average balance of total interest bearing liabilities increased $475.3 million from 1996. Also, the average balance of total earning assets in 1996 increased $363.8 million from 1995 and the average balance of total interest bearing liabilities increased $371.0 million from 1995.

Table 2  Rate/Volume Analysis of Changes in Net Interest Income


                                            Year Ended December 31, 1997            Year Ended December 31, 1996
                                                     Compared to                             Compared to
                                            Year Ended December 31, 1996            Year Ended December 31, 1995
                                                 Increase (Decrease)                      Increase (Decrease)
                                         -------------------------------------------------------------------------
                                          Volume            Rate        Net       Volume        Rate        Net
                                         -------------------------------------------------------------------------
Interest-earning assets:
Mortgage loans, net .................    $(3,619)         $   974     $(2,645)    $11,885       $  (9)    $11,876
Commercial loans ....................        862              492       1,354       1,533        (396)      1,137
Other loans, net ....................      4,451             (768)      3,683       7,088        (186)      6,902
Marketable securities - Taxable .....     25,865            1,713      27,578       4,591         681       5,272
Marketable securities - Tax-free ....      4,917              (83)      4,834       4,005           0       4,005
Other interest-earning assets .......       (579)             546         (33)       (317)       (110)       (427)
                                         -------------------------------------------------------------------------
   Total interest-earning assets ....     31,897            2,874      34,771      28,785         (20)     28,765
                                         -------------------------------------------------------------------------
Interest-bearing liabilities:
Savings deposits ....................         23             (122)        (99)       (125)       (383)       (508)
Time deposits .......................     (1,763)            (145)     (1,908)      7,701          39       7,740
NOW and money market deposits .......      1,561             (975)        586       1,833          34       1,867
Escrow and stock subscriptions ......        (11)              (3)        (14)         52         (50)          2
Borrowed funds ......................     26,980              214      27,194      10,555         (26)     10,529
                                         -------------------------------------------------------------------------
   Total interest-bearing liabilities     26,790           (1,031)     25,759      20,016        (386)     19,630
                                         -------------------------------------------------------------------------
Net change in interest income .......    $ 5,107          $ 3,905     $ 9,012     $ 8,769       $ 366     $ 9,135
                                         =========================================================================

Note: Changes in interest income and interest expense arising from the combination of rate and volume variances are prorated across rate and volume variances.

     Net interest income increased substantially in 1997 from increased volume in the marketable securities portfolio, resulting from HFI's continued reliance upon a wholesale leverage strategy to deploy surplus capital to generate significant additional earnings. This leverage strategy refers to HFI's ongoing use of wholesale borrowings to fund the acquisition of investment-grade marketable securities to generate additional return on equity. Surplus capital available for financing the Corporation's wholesale leveraging operations refers to leverage capital in excess of 6.75% at the Corporation level and in excess of 6.5% at the Bank level. Average other loans increased in 1997 primarily due to the effect of having First Harrisburg Bancor consolidated into the Bank for a full year. Although not apparent in Table 2, the commercial loan mix changed in 1997 to include a larger composition of non-real estate loans. Management attributes the increased volume in non-real estate commercial loan balances to the continuing success achieved by the Corporation's Business Banking Group, which began operations early in 1996. The primary sources of the increases in assets in 1996 were the acquisition of First Harrisburg Bancor and reliance on the wholesale leverage strategy described above.

     Virtually all of the increase of $475.3 million in average interest-bearing liabilities in 1997 was due to increases in borrowed funds to support the Bank's leveraged investment strategy. This same source of funding also contributed $182.2 million of the $371.0 million increase in average interest-bearing liabilities in 1996, with the remaining increase resulting primarily from the acquisition of First Harrisburg Bancor. Average deposit balances were essentially stable in 1997 and 1996.


                                    Harris Financial, Inc. 1997 Annual Report 11

     Management's Discussion and Analysis of
     Financial Condition and Results of Operations
---------------------------------------------------
     (All dollar amounts presented in the tables are in thousands)

Results of Operations (continued)

Net Interest Income (continued) In recognition of the margin compression experienced by the Bank and the thrift industry during the last few years, management has implemented a number of initiatives to accelerate the Bank's operational conversion to a full-service financial institution. An area of primary importance in this strategy is the Bank's Business Banking Group, a function management expects to significantly expand in 1998 to provide high-quality commercial financial products and services to a profitable niche of small business customers. Beginning in 1998, management also expects to alter its marketing and retailing strategies to leverage the Bank's extensive branch presence and its recent major technology investments to deliver high-quality, high-margin products to its retail markets. Management believes this change in its strategic focus is essential to improving HFI's long-term return to its shareholders and it is committed to success in this endeavor. During 1998, management will also accelerate the shift in the Bank's competitive focus away from "thrift-style", or low-margin, pricing and toward the marketing and delivery of value-added products and services to more profitable customer segments. Management does not underestimate the magnitude of this task; however, the continued rapid consolidation of the financial services industry has profoundly affected, and will continue to affect, many competitors of HFI in a manner that presents vast opportunities for aggressive community financial institutions. In 1998 and beyond, HFI will be focused upon exploiting the most profitable market niches created within the rapidly-shifting financial services landscape. Management cannot reasonably estimate the effect on earnings in 1998 or future years from these endeavors.


Provision for Loan Losses HFI maintains an allowance for loan losses to provide for possible future losses in its loan portfolio. During 1997, HFI recorded provisions for loan losses of $.6 million, versus $2.0 million in 1996 and none in 1995. Management provisioned heavily in 1996 because of actual loan growth in the commercial loan portfolio. Management provisioned for loan losses at a reduced level in 1997 to match actual growth trends achieved in HFI's commercial and other loan portfolios.

   Management reviews loan delinquencies continuously and performs an analysis of loan quality quarterly, classifying assets to determine the adequacy of its allowance for loan losses. The Bank will continue to provide for possible loan losses when deemed appropriate. In addition, various regulatory agencies, as an integral part of their examination process, periodically review the Bank's allowance for loan losses and valuation of foreclosed real estate. Such agencies may require the Bank to recognize additional provision for loan losses based on their judgment about information available to them at the time of their examination. A detailed discussion of the Allowance for Loan Losses is presented in the "Asset Quality" section which appears later in this report.

   During 1998, management expects to provision at a more accelerated rate than was experienced in 1997 in anticipation of significant volume increases in the commercial and consumer loan portfolios. This increased provisioning is intended to build strong loan loss reserves at the Bank and it is not a reflection of any deterioration in actual credit quality or loosening of credit underwriting standards. The Bank continues to experience exceptional loan quality and low delinquency levels relative to its financial institution peers. Management believes that the long-term financial strength and profitability of the Bank is greatly dependent upon its ability to continue differentiating itself from its peers in this manner.

Non-Interest Income Table 3 presents a summary of the changes in non-interest income for the two-year period ended December 31, 1997.


Table 3 Non-Interest Income

                                                           1997/1996                            1996/1995
                                         -------------------------------------------------------------------------------
                                                      Increase (Decrease)                  Increase (Decrease)
                                         -------------------------------------------------------------------------------
                                           1997     Amount           %       1996           Amount          %   1995
                                         -------------------------------------------------------------------------------
Service charges on deposits ..........   $ 2,156   $ 1,224         131.3    $   932       $   157         20.3  $   775
Other service charges/commissions/fees     1,355       498          58.1        857           226         35.8      631
Net servicing income .................     2,183       861          65.1      1,322           290         28.1    1,032
Gain (loss) on sale of
   mortgage-backed securities, net ...     3,576     4,797         392.9     (1,221)       (1,331)    (1.210.0)     110
Gain on sale of other securities, net        481       444       1,200.0         37            37          N/A        0
Gain (loss) on sale of loans, net ....     2,472       609          32.7      1,863         1,931      2,839.7      (68)
Other ................................     2,336     2,130       1,034.0        206           122        145.2       84
                                         -------------------------------------------------------------------------------
   Total .............................   $14,559    $10,563        264.3    $ 3,996        $1,432         55.9  $ 2,564
                                         ===============================================================================

   Non-interest income totaled $14.6 million in 1997, which represents an increase of $10.6 million, or 264.3%, from the $4.0 million recorded in 1996. Gains on sales of marketable securities and loans accounted for $5.9 million of the increase, with total net gains of $4.1 million resulting from asset portfolio management, including sales as market opportunities warranted. An additional $1.6 million of the increase in non-interest income in 1997 resulted from a one-time partial recovery of fraud losses recorded in 1996 in association with the Bank's 1996 acquisition of First Harrisburg Bancor. The Bank also recorded an increase of $1.7 million in its combined service charges and fee income during 1997. This increase in service charge and fee income resulted primarily from the expansion of the Bank's Automated Teller Machine (ATM) network and from growth associated with the Bank's "High Performance Checking" program. The major thrust of this checking program is delivering a high-quality, profitable line of checking deposit products to a much larger share of the Bank's market than had been achieved before 1996. Net loan servicing income also increased substantially, contributing $.9 million to the total increase in non-interest income in 1997.

   Non-interest income totaled $4.0 million in 1996, which represents an increase of $1.4 million, or 55.9%, from the $2.6 million of total non-interest income recorded in 1995. The 1996 increase can be attributed primarily to the acquisition of First Harrisburg Bancor including its subsidiary Avstar Mortgage Corporation and an increase in net revenue from purchased loan servicing. The increase in the loss on sale of mortgage-backed securities of $1.3 million was due to the restructuring of the securities portfolio in 1996. All other non-interest income flows were considered stable during 1996 as compared to 1995.


12 Harris Financial, Inc. 1997 Annual Report

     Management's Discussion and Analysis of
     Financial Condition and Results of Operations
---------------------------------------------------
     (All dollar amounts presented in the tables are in thousands)

Results of Operations (continued)

None-Interest Income (continued) HFI's strategic initiatives include continued focus on growing non-interest revenue streams and the relative contribution of non-interest income to HFI's earnings. Management cautions the reader that capital market opportunities such as those experienced in 1997 may not materialize in 1998 and years beyond; however, HFI's future strategies will include continued professional, but sound investment portfolio management. Management does expect increasing contributions of non-interest income in 1998 from its ATM network, which is targeted to increase from 22 machines at present to 33 machines in 1998, maturity of the existing network, and from increased surcharging of non-Harris customers using Harris ATMs. In 1998, management also expects continued significant growth in, and increasing service charge and product cross-selling revenue from, its High Performance Checking program. In addition, the Bank continues to grow its loan servicing portfolio and to gain scale economies in its loan servicing operations, a result of which is anticipated increased net loan servicing revenue in 1998. Finally, HFI will also expand its offerings in 1998 to an under-served sector of the fiduciary services market and, to a lesser extent in 1998, will expand its efforts in securities and insurance product sales through various delivery channels. Management does not anticipate a material contribution to earnings in 1998 from fiduciary services, securities sales, or insurance sales.

Non-Interest Expense Table 4 presents a summary of the changes in non-interest expense for the two year period ended December 31, 1997.

Table 4 Non-Interest Expense

                                                     1997/1996                         1996/1995
                                    --------------------------------------------------------------------------
                                                 Increase (Decrease)               Increase (Decrease)
                                    --------------------------------------------------------------------------
                                      1997       Amount        %      1996        Amount        %       1995
                                    --------------------------------------------------------------------------
Salaries and benefits (1) ......    $19,006      $4,296       29.2   $14,710      $3,323       29.2   $11,387
Equipment expense ..............      2,183         536       32.5     1,647         544       49.3     1,103
Occupancy expense ..............      2,886         419       17.0     2,467         646       35.5     1,821
Advertising and public relations      2,091         546       35.3     1,545         903      140.7       642
FDIC insurance .................        751      (8,554)     (91.9)    9,305       7,190      340.0     2,115
Trustee fees ...................        333          26        8.5       307          (4)      (1.3)      311
(Income) loss from real estate
  operations ...................       (770)       (415)     116.9      (355)        187      (34.5)     (542)
Amortization and write-off of
  intangibles ..................      2,393         286       13.6     2,107       1,733      463.4       374
Non-operational loss ...........          0      (4,305)       N/A     4,305       4,305        0.0         0
Other ..........................      6,975         826       13.4     6,149       2,584       72.5     3,565
                                    --------------------------------------------------------------------------
   Total .......................    $35,848     $(6,339)     (15.0)  $42,187     $21,411      103.1   $20,776
                                    ==========================================================================


(1) Full-time equivalent employees totaled 532, 481, and 362 at December 31, 1997, 1996, and 1995, respectively. The actual number of employees, including part-time employees, totaled 550, 543, and 403 at December 31, 1997, 1996, and 1995, respectively.

   During 1997, HFI recorded non-interest expense of $35.8 million. This represents a decrease of $6.3 million, or 15.0%, from $42.2 million of non-interest expense recorded in 1996. During 1996, two significant one-time charges were recorded, including a $7.0 million expense for the Bank's portion of the Savings Association Insurance Fund ("SAIF") recapitalization and a $4.3 million fraud loss in connection with the acquisition of First Harrisburg. Offsetting the decrease in total non-interest expense in 1997 was an increase of $4.3 million in salaries and benefits expense. This increase in salaries and benefits expense was comprised of a $2.6 million increase in salaries and wages, a $1.1 million increase in stock compensation expense, and a $.6 million increase in benefits expense. Within the salaries and wages category, approximately $1.0 million reflected one-time compensation settlements effected with the change in the Chief Executive Officer position in the fourth quarter of 1997. Also, the $1.1 million increase in stock compensation expense was due to the increase in market value of HFI's common stock during 1997. HFI also recorded an additional $1.0 million in equipment expense and other costs associated with its major 1997 investments in information technology.

   During 1996, HFI recorded total non-interest expense of $42.2 million. This represented an increase of $21.4 million, or 103.1%, from $20.8 million in 1995. This increase was primarily due to the one-time $7.0 million expense associated with the SAIF recapitalization. In addition, the Bank incurred a $4.3 million fraud loss in connection with the acquisition of First Harrisburg. Intangible asset amortization also increased by $1.7 million due to $.6 million of goodwill amortization from the First Harrisburg acquisition and a $1.1 million increase in deposit premium expense from the 1995 acquisition of two branches in Hagerstown, Maryland. The remainder of the increase in non-interest expense was primarily due to the ongoing expenses associated with the acquisition of First Harrisburg in 1996.

   Management expects HFI to begin experiencing efficiency and productivity increases in 1998 as Harris employees exploit the Corporation's new information systems. During the fourth quarter of 1997, substantially all of the Corporation's core information systems were replaced with new leading edge information systems whose capabilities are much more aligned with HFI's strategic objectives. Management is confident that the Harris workforce, now equipped with and trained upon these information systems, will be able to compete with the most innovative and sophisticated financial service competitors in the Corporation's markets.


     Provision for Income Taxes Income tax provisions totaled $8.3 million in 1997, which represents an increase of $8.8 million from the $.5 million of income tax benefit recorded in 1996. Income tax provisions for 1997 resulted in an effective tax rate of 31.8% on income before taxes of $26.1 million. HFI's 1997 effective tax rate was lower than the statutory rate, primarily due to HFI's significant investment in tax-advantaged marketable securities including municipal bonds and certain preferred equities. Management expects to continue the aggressive use of tax-advantaged investments and other tax saving strategies in 1998 to protect earnings.


                                    Harris Financial, Inc. 1997 Annual Report 13

     Management's Discussion and Analysis of
     Financial Condition and Results of Operations
---------------------------------------------------
     (All dollar amounts presented in the tables are in thousands)

Results of Operations (continued)

Provision for Income Taxes (continued) Income tax provisions totaled $(.5) million in 1996, which represents a decrease of $6.0 million, or 109.4%, from the $5.5 million of income tax expense recorded in 1995. Income tax provisions for 1996 resulted in an effective tax rate of (100.0)% on income before taxes of $.5 million. Income tax provisions for 1995 resulted in an effective tax rate of 37.4% on income before taxes of $14.8 million. The reduction of 137.4% in the Bank's effective tax rate in 1996 as compared to 1995 can be attributed primarily to a one time SAIF assessment and fraud loss discussed in the previous section of this report.

Discussion of Market Risk The financial condition and results of operation of HFI are subject to three primary market risk factors: interest rate risk, credit risk, and concentration risk. These risk factors are discussed below in order of potential impact to the Bank's earnings and capital, from most critical to least critical.

Interest Rate Risk HFI's primary component of market risk currently is interest rate volatility. Virtually all of HFI's interest rate risk exposure lies with the Bank because all of HFI's interest-bearing liabilities and virtually all of its interest-earning assets currently are located at the Bank level. Fluctuations in market interest rates will impact both the level of net interest income recorded on a large portion of HFI's assets and liabilities and the market value of virtually all of HFI's assets and liabilities. In addition to interest rate risk associated with loans and deposits, HFI manages interest rate risk associated with the Bank's significant leverage portfolios. The Bank's leverage portfolios include large investments in marketable securities, which are funded through wholesale borrowings and are almost all matched funded.

     Management employs an Asset/Liability Committee (ALCO), which meets at least once each month, to manage its interest rate risk exposure. HFI primarily employs dynamic GAP analysis and Net Interest Income Volatility analysis to assist in the management of interest rate risk. In the context of this discussion, dynamic GAP refers to the Bank's refinement of standard repricing analysis procedures to include anticipated prepayments, option calls, and other factors not normally employed in static GAP analysis. HFI's standard ALCO procedures include a review of monthly GAP results. Table 6 of the later section titled "Financial Condition" presents the Bank's GAP position at December 31, 1997. As of this date, the Bank's cumulative one-year GAP and three-year GAP ratios were modestly asset-sensitive at 4.94% and 8.24%, respectively. Management attributes this modest asset-sensitivity primarily to the effect of assumed option calls on certain marketable securities and assumed accelerated prepayments on mortgage loans and mortgage-backed securities. These assumptions reflect the historically low long-term interest rates existing in the market at December 31, 1997.

     Net Interest Income (NII) volatility analysis is employed to measure the probable effect of significant changes in market interest rates upon HFI's projected Net Interest Income. Management considers one- and two-year projections for NII volatility to be the most relevant for managing HFI's interest rate risk exposure. HFI's standard ALCO procedures include a review of monthly analysis results for NII volatility. Using HFI's asset and liability portfolios as of December 31, 1997, management projects Net Interest Income during 1998 to fluctuate $.1 million, or .13%, if market rates decrease 200 basis points over the next twelve months and to fluctuate $(1.3) million, or (2.18%), if market rates increase 200 basis points over the next twelve months. These NII volatility values are well within thresholds established by the Board of Directors for market rate shocks required by the Bank's regulators.


Rate Scenarios                 -200 bp             -100 bp           0 bp             +100 bp           +200 bp
Absolute Change in NII           77              (540)                0                240               (1,284)
Relative Change in NII          .13 %            (.92)%               0                .41 %             ( 2.18)%
Board of Directors Limit (%)    (20)%            ( 10)%               0                (10)%             (   20)%

   Credit Risk Virtually all of HFI's credit risk lies with the Bank, which holds all of HFI's loan assets and virtually all of its marketable securities. Due to prudent underwriting activities and strong credit and collections management, the Bank's experience in credit losses continues to rank among the best in the financial services industry. As part of its conversion from a savings institution, the Bank created a Business Banking Group to offer commercial financial products and services to small businesses in the Bank's primary market area. This expansion beyond traditional thrift lending such as residential mortgage lending and real estate secured consumer lending has the effect of increasing the Bank's credit risk exposure. To accommodate this credit risk exposure, management has hired skilled and experienced commercial lending professionals to manage its Business Banking Group. In addition, the Bank has adopted commercial bank underwriting, credit management, and loan loss provisioning techniques. With regard to its marketable securities portfolio, at December 31, 1997 and 1996, over 95% of the marketable securities in HFI's portfolio were rated "AAA", with the remainder rated "AA" or "A". Management is confident in the Bank's abilities to manage its ongoing credit risk exposure.

14 Harris Financial, Inc. 1997 Annual Report

                                         Management's Discussion and Analysis of
                                   Financial Condition and Results of Operations
                             ---------------------------------------------------
                   (All dollar amounts presented in the tables are in thousands)

Results of Operations (continued)

Discussion of Market Risk (continued)

   Concentration Risk -- Geographic HFI's primary market area includes the five central Pennsylvania counties of Dauphin, Cumberland, York, Lancaster, and Lebanon and the northern Maryland county of Washington. With the exception of the Bank's manufactured home loan portfolio and a small investment in loans by its subsidiary Avstar Mortgage Corporation, virtually all of the Bank's loans and deposits are dependent on this primary market area. The southcentral Pennsylvania and northern Maryland area has enjoyed a strong, well-diversified, and stable economy for many years relative to the general economic conditions experienced in the northeastern United States and the nation as a whole. Currently, the Bank's primary market area does not appear to be exhibiting signs of economic deterioration. Should such economic stress become evident, however, the Bank's loan and deposit portfolios and operations could be adversely impacted. Management believes its strong product diversity adequately mitigates its geographic concentration risk.

   Concentration Risk -- Major Creditor The Bank relies heavily on wholesale borrowings to support its leveraged investment strategies. As discussed in previous sections of this report, these strategies have significantly enhanced the Corporation's return to our shareholders. As presented in detail in the "Borrowings" section of this report, a significant portion of the Bank's wholesale borrowings are placed with the Federal Home Loan Bank of Pittsburgh (the "FHLB"). If the Bank's maximum borrowing capacity with the FHLB were to be encumbered in the future, through statutory restrictions that do not exist at this time or through other means, the Bank's leveraged investment strategies would be impacted to some degree. However, given the quality of the Bank's assets pledged as collateral to support wholesale borrowings, management believes the Bank would be able to expand its placement of borrowings with other primary borrowing sources. Management anticipates that such a shift in borrowing sources would result in, at worst, only modest potential decreases in net interest income from wholesale leveraging activities. Management is not aware of any contemplated regulatory actions that indicate the Bank's borrowing capacity at the FHLB might become restricted to less than the maximum capacity disclosed in the section titled "Borrowings" which appears later in this report.

   Year 2000 -- The efficient and reliable operation of the Corporation's business is significantly dependent upon its computer hardware, software programs, and operating systems (collectively "computer systems"). As a financial services company, HFI relies on computer systems in virtually all significant business operations. Management considers Year 2000 readiness to be a major business issue and has implemented a Year 2000 Plan to successfully address all related risks.

   The Corporation is currently evaluating all of HFI's computer systems for Year 2000 readiness, including its systems that do not involve business information processing. In addition, management is communicating with vendors, business partners, commercial banking customers, and others to coordinate full Year 2000 conversion. Management expects all business-critical systems to be Year 2000 compliant by December 31, 1998 to allow a full year for adequate integrated testing and completion of any remaining corrective action. HFI anticipates that all of its computer systems will be completely tested and made fully Year 2000 compliant during 1999.

   During 1997, HFI made substantial progress toward Year 2000 compliance by replacing its core banking hardware and software systems. HFI manages its information systems internally, using computer systems acquired from nationally-recognized vendors. HFI does not operate any legacy, or internally-developed, computer systems. The Corporation's core banking hardware consists of a mainframe system, a number of stand-alone and network servers, and certain microcomputers. As of this time, virtually all of the Corporation's core banking hardware and operating systems are Year 2000 compliant. The Corporation's core banking software is not fully Year 2000 compliant at this time; however, a substantial portion of the business-critical programs are Year 2000 ready. Because HFI has already replaced its core banking computer systems with Year 2000 compliant systems, management expects ongoing remaining expenses for Year 2000 preparation to be immaterial to HFI's earnings in 1998 and beyond.


                                    Harris Financial, Inc. 1997 Annual Report 15

     Management's Discussion and Analysis of
     Financial Condition and Results of Operations
---------------------------------------------------
     (All dollar amounts presented in the tables are in thousands)

Financial Condition

Sources and Uses of Funds HFI's operating activities generated cash totaling $16.6 million in 1997. In addition to cash flows from operations, HFI generates and uses cash in its investing and financing activities. During 1997, HFI's cash flows from investing activities resulted in a net use of cash of $427.3 million, which included a net use of cash in securities transactions totaling $355.0 million and a net use of cash from loan transactions totaling $67.8 million. During 1997, HFI's financing activities provided net cash of $405.5 million, including a net decrease in deposits totaling $27.2 million and an increase from borrowing activities totaling $433.3 million.

     HFI's operating activities generated cash totaling $14.9 million in 1996. In addition to cash flows from operations, HFI generates and uses cash in its investing and financing activities. During 1996, HFI's cash flows from investing activities resulted in a net use of cash of $276.0 million, which included a net use of cash in securities transactions totaling $67.0 million and a net use of cash from loan transactions totaling $177.2 million. During 1996, the HFI's financing activities provided net cash of $255.3 million, including a net decrease in deposits totaling $71.2 million and an increase from borrowing activities totaling $329.5 million.

Capital Resources HFI is subject to minimum capital standards at both the Corporation level and at the Bank level. Table 5 presents the regulatory capital positions and ratios for HFI and the Bank as of December 31, 1997 and 1996. At December 31, 1997 and 1996, HFI and the Bank exceeded all regulatory minimum capital requirements for well-capitalized institutions. Also, during 1997 and 1996, the excess capital positions of HFI and the Bank were maintained within parameters established by HFI's Board of Directors.

Table 5 Capital Analysis


Harris Financial, Inc. (HFI)

                                                    At December 31,
                                              ------------------------
                                                  1997          1996
                                              ------------------------
Capital:
Tier 1 capital .......................          $148,906      $126,217
Tier 2 capital .......................             8,614         8,322
                                              ------------------------
Total capital ........................          $157,520      $134,539
                                              ========================
Total risk-weighted assets ...........        $1,149,733      $914,383
                                              ========================

Ratios:
Tier 1 capital to risk-weighted assets             13.0%         13.8%
Tier 2 capital to risk-weighted assets              0.7%          0.9%
                                              ------------------------
Total capital to risk-weighted assets              13.7%         14.7%
                                              ========================
Leverage ratio .......................              6.8%          7.3%
                                              ========================


Harris Savings Bank (HSB)

                                                    At December 31,
                                              ------------------------
                                                  1997          1996
                                              ------------------------
Capital:
Tier 1 capital .......................         $138,919       $126,217
Tier 2 capital .......................            8,614          8,322
                                              ------------------------
Total capital ........................         $147,533       $134,539
                                              ========================
Total risk-weighted assets ...........       $1,143,429       $914,383
                                              ========================

Ratios:
Tier 1 capital to risk-weighted assets             12.1%         13.8%
Tier 2 capital to risk-weighted assets              0.8%          0.9%
                                              ------------------------
Total capital to risk-weighted assets              12.9%         14.7%
                                              ========================
Leverage ratio .......................              6.4%          7.3%
                                              ========================


     Under FDIC capital definitions, leverage capital is composed of equity capital reduced by goodwill and other intangible assets. The leverage ratio equals leverage capital divided by total assets. Under FDIC capital definitions, risk-based capital is composed of Tier 1 and Tier 2 capital. Tier 1 capital equates to leverage capital and Tier 2 capital includes the allowance for loan losses and qualifying debt obligations. The risk-based capital ratio equals the total of Tier 1 and Tier 2 capital divided by total risk-weighted assets. HFI and the Bank, as FDIC-insured institutions and HSB (a state chartered savings bank) must maintain minimum levels of capital under regulations of the FDIC and the Pennsylvania Department of Banking ("the Department").

     Shareholders' equity increased $26.3 million, or 17.2%, in 1997. This increase included capital additions of $17.8 million from net income, $7.1 million from a net increase in the market value, net of tax effect, of the available-for-sale securities portfolio, $.5 million from the exercise of stock options and $2.4 million from earned ESOP and RRP shares. Offsetting these capital additions in 1997 were $1.5 million of dividends declared to stockholders. For the year 1997, the ratio of average equity to average assets was 8.2%.

     Shareholders equity increased $1.3 million, or .86%, in 1996. This increase included capital additions of $1.0 million from net income, $.5 million from a net increase in the market value, net of tax effect, of the available-for-sale securities portfolio, $1.2 million from earned ESOP and RRP shares. Offsetting these capital additions in 1996 were $1.5 million of dividends declared to stockholders. For the year 1996, the ratio of average equity to average assets was 9.9%.

   Interest Rate Sensitivity The largest component of HFI's net income is net interest income, which HFI attempts to maximize by properly managing a variety of risks, including interest rate risk, credit risk, liquidity risk, and various other market risks. HFI's market risk exposure was discussed in summary fashion in a previous section of this report titled "Discussion of Market Risks".

     This section discusses in detail HFI's exposure to, and management of, its interest rate risk. As mentioned previously, virtually all of HFI's interest rate risk exposure lies at the Bank level and the Bank manages this exposure primarily through its Asset/Liability Management Committee ("ALCO"). ALCO generally meets monthly to review the Bank's current and projected interest rate risk position; monitor current asset and liability products, risks and rates; and communicate to the Bank's Board of Directors concerning the Bank's interest rate risk exposure. ALCO primarily uses three tools to measure the Bank's interest rate risk exposure including a modified form of standard repricing analysis ("GAP"), net interest income analysis ("NII") and to a lesser extent market value of portfolio equity analysis ("MVPE"). Of the three measures, the Bank places the greatest emphasis on NII volatility simulation. The Bank maintains an interest rate risk policy, which establishes acceptable limits and ranges for the GAP, NII and MVPE positions. ALCO monitors the Bank's various interest rate risk measures in light of current and expected market conditions and approves desired asset and liability transactions and offerings accordingly. The Bank also sells a significant portion of its conforming mortgage loan originations to mitigate its interest rate risk exposure. In addition, the Bank's investment and borrowing activities are managed to mitigate the Bank's overall interest rate risk profile.


16 Harris Financial, Inc. 1997 Annual Report

                                         Management's Discussion and Analysis of
                                   Financial Condition and Results of Operations
                             ---------------------------------------------------
                   (All dollar amounts presented in the tables are in thousands)

Financial Condition (continued)

Interest Rate Sensitivity (continued) Table 6 sets forth in detail the amounts of the Bank's interest-earning assets and interest-bearing liabilities at December 31, 1997, which are anticipated by the Bank to reprice or mature in each of the future time periods shown.

Table 6 GAP Analysis

                                                                                             At December 31, 1997
                                                   ------------------------------------------------------------------------------
                                                                              More Than           More Than
                                                          One Year           One Year to        Three Years to      More Than
                                                           or Less           Three Years          Five Years          Five Years
                                                   ------------------------------------------------------------------------------
                                                      Balance   Rate      Balance   Rate      Balance  Rate      Balance   Rate
                                                   ------------------------------------------------------------------------------
Interest-earning assets:
Real Estate, Commercial & Consumer Loans:
  Fixed (2) ....................................     $136,791   8.31%    $193,939   8.29%    $132,862  8.27%    $223,768   8.44%
  Variable (2) .................................      152,521   8.33       48,364   8.26        5,810  8.60       14,506   8.60
Marketable Securities
and Overnight Investments:

  Fixed ........................................      301,935   7.34      143,611   7.18      165,366  8.17      126,142   7.40
  Variable .....................................      457,925   6.66            0   0.00            0  0.00            0   0.00
                                                   ------------------------------------------------------------------------------
   Total interest-earning assets ...............   $1,049,172   7.31%    $385,914   7.87%    $304,038  8.22%    $364,416   8.09%
                                                   ------------------------------------------------------------------------------
Interest-bearing liabilities
Savings Accounts ...............................       $1,263   2.25%          $0   0.00%          $0  0.00%    $147,455   2.77%
NOW Accounts (1) ...............................            0   0.00            0   0.00            0  0.00       53,963   2.00
Money Market Accounts (Variable) ...............      128,165   4.27            0   0.00            0  0.00            0   0.00
Time Deposits:

  Fixed ........................................      418,637   5.16      262,232   5.97       39,797  6.05        7,907   3.18
  Variable .....................................       40,165   5.38            0   0.00            0  0.00            0   0.00
Escrow .........................................            0   0.00            0   0.00            0  0.00        8,552   1.75
Other Borrowings:
  Fixed ........................................      148,362   5.88       50,850   6.31      450,300  5.74          990   5.75
  Variable .....................................      203,476   5.50            0   0.00            0  0.00            0   0.00
                                                   ------------------------------------------------------------------------------
   Total interest-bearing Liabilities ..........     $940,068   5.23%    $313,082   6.03%    $490,097  5.77%    $218,867  2.57%
                                                   ------------------------------------------------------------------------------
Interest sensitivity gap per period ............     $109,104             $72,832           $(186,059)          $145,549
                                                   ------------------------------------------------------------------------------
Cumulative interest sensitivity gap ............     $109,104            $181,936           $  (4,123)          $141,426
                                                   ------------------------------------------------------------------------------
Cumulative interest sensitivity gap
 as a percentage of total assets                         4.94%  8.24%                           (0.19)%             6.41%
                                                   ------------------------------------------------------------------------------
Cumulative net interest-earning assets
as a percentage of net  interest-bearing liabilities   111.61%             114.52%              99.76%            107.21%
                                                   ------------------------------------------------------------------------------



                                                   --------------------


                                                            Total
                                                   --------------------
                                                        Balance   Rate
                                                   --------------------
Interest-earning assets:
Real Estate, Commercial & Consumer Loans:
  Fixed (2) ....................................       $687,360   8.34%
  Variable (2) .................................        221,201   8.34
Marketable Securities
and Overnight Investments:

  Fixed ........................................       737,054    7.51
  Variable .....................................       457,925    6.66
                                                   --------------------
   Total interest-earning assets ...............    $2,103,540    7.68%
                                                   --------------------
Interest-bearing liabilities
Savings Accounts ...............................      $148,718    2.76%
NOW Accounts (1) ...............................        53,963    2.00
Money Market Accounts (Variable) ...............       128,165    4.27
Time Deposits:

  Fixed ........................................       728,573    5.48
  Variable .....................................        40,165    5.38
Escrow .........................................         8,552    1.75
Other Borrowings:
  Fixed ........................................       650,502    5.82
  Variable .....................................       203,476    5.50
                                                   --------------------
   Total interest-bearing Liabilities ..........    $1,962,114    5.20%
                                                   --------------------
Interest sensitivity gap per period ............      $141,426
                                                   --------------------
Cumulative interest sensitivity gap ............
                                                   --------------------
Cumulative interest sensitivity gap
 as a percentage of total assets................
                                                   --------------------
Cumulative net interest-earning assets
 as a percentage of net interest-bearing
 liabilities....................................
                                                   --------------------

(1)  Excludes non-interest bearing accounts

(2)  Excludes deferred loan costs and fees

     Generally, the amount of assets and liabilities shown in Table 6 were determined in accordance with the contractual terms of the underlying financial instruments. However, certain instruments have been presented based on the estimated effects of general repricing and prepayment assumptions. In the current economic environment, refinancing activity is expected to be well above historical norms; therefore, accelerated prepayment speeds have been assumed for both mortgage loans and mortgage-backed securities. Also, marketable securities exhibiting a high probability of being called prior to maturity have been assumed to be called at the first call date. Also, certain preferred equities and municipal bonds are assumed to reprice on their first call date. Consumer loans are also assumed to prepay at above-average speeds. Time deposits, money market accounts, and escrow accounts reflect the contractual maturities of the underlying deposits. Remaining transaction accounts, all checking accounts, and most of the Bank's short-term savings accounts are considered not to be interest rate sensitive, and are assumed to mature beyond five years.

Marketable Securities HFI maintains its marketable securities portfolio to manage risks, leverage capital to provide additional earnings, invest excess cash, and provide liquidity. Management considers the marketable securities portfolio to be a critical tool for integrated risk management of the entire Corporation. HFI's investment policy currently provides for held-to-maturity, available-for-sale, and trading portfolios as defined by Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" (SFAS 115), however, the Bank currently does not engage in trading portfolio activities and intends to discontinue the use of the held-to-maturity portfolio during 1998. HFI recorded net unrealized after-tax investment gains of $10.7 million and $3.6 million as of December 31, 1997 and 1996, respectively.

     The fair market value of the investment portfolio was $1,212.2 million at December 31, 1997, up $377.5 million, or 45.2 %, from $834.7 million at December 31, 1996. This growth was accomplished primarily through the continuation of HFI's aggressive "leverage" strategy as described in the "Results of Operations" section of this report. Leveraged investments grew $474.5 million, or 225.8%, to $684.6 million at December 31, 1997 from $210.1 million at December 31, 1996.

     The fair market value of the investment portfolio was $834.7 million at December 31, 1996, up $288.0 million, or 52.7%, from $546.7 million at December 31, 1995. This growth was primarily accomplished through the securitization and sale of mortgage loans, the proceeds from which were reinvested in securities more consistent with the goals of the portfolio. Adding to this growth was a significant increase in leveraged investments. Leveraged investments grew $193.0 million to $210.2 million at December 31, 1996 from $17.2 million at December 31, 1995.

                                    Harris Financial, Inc. 1997 Annual Report 17

     Management's Discussion and Analysis of
     Financial Condition and Results of Operations
---------------------------------------------------
     (All dollar amounts presented in the tables are in thousands)

Financial Condition (continued)

Marketable Securities (continued) During 1997 and 1996, HFI aggressively used tax-advantaged investments to protect its earnings. The fair market value of tax-advantaged investments was $114.0 million, or 9.5% of total investments at December 31, 1997. At December 31, 1996, tax-advantaged investments totaled $90.2 million, or 10.8% of total investments. On a nontaxable equivalent basis, the weighted average yield on the portfolio was 6.59% at December 31, 1997 compared to 6.81% at December 31, 1996. Also, management continues to emphasize flexibility and liquidity in its investment management as evidenced by the expanded use of the available-for-sale portfolio. The available-for-sale portfolio represented 92% of HFI's investment portfolio at December 31, 1997, up from 87% at December 31, 1996. Additionally, management uses the Harris Delaware Corp. and Harris Financial Inc. portfolios to facilitate the prudent management of risks and after-tax returns.

   Management believes HFI's marketable securities portfolios are properly structured at December 31, 1997 to limit exposure to interest rate risk, credit risk, and liquidity risk, while achieving an acceptable investment yield. Relative to peer financial institution portfolios, HFI's investment portfolio is well-diversified and includes only high-quality instruments. At December 31, 1997 and 1996, over 95% of the marketable securities in the HFI portfolio were rated "AAA", with the remainder rated "AA" or "A". Also, fixed rate investments comprised 64.6% and 60.3% of the total investment portfolio at December 31, 1997 and 1996, respectively. Table 7 presents the marketable securities portfolios maturity stratification as of December 31, 1997. Following Table 7 is Table 8, which presents a summary of HFI's marketable securities portfolios as of December 31, 1997, 1996, and 1995.

Table 7 Analysis of Investments

     The table below sets forth certain information regarding the carrying value, weighted average yields and maturities of Harris Financial, Inc.'s marketable securities, including available-for-sale, at December 31, 1997. The stratification of balances is based on expected maturities which may differ from contractual maturities.


                                                                            At December 31, 1997
                                              --------------------------------------------------------------------------------
                                                      One Year                After One Through         After Five Through
                                                      or Less                     Five Years               Ten Years
                                              --------------------------------------------------------------------------------
                                                             Weighted                    Weighted                Weighted
                                              Amortized       Average     Amortized       Average     Amortized   Average
                                                   Cost         Yield          Cost         Yield          Cost     Yield
                                              --------------------------------------------------------------------------------
Held-to-maturity:
U.S. government and agency obligations ......    $9,999          5.84%      $57,434          6.57%        $ 500      6.34%
Mortgage-backed securities (3):
  FNMA PCs ..................................       516          8.73%        3,534          7.44%            0         0%
  Private issue CMOs ........................         0             0%            0             0%            0         0%
                                              --------------------------------------------------------------------------------
Total mortgage-backed securities ............     $ 516          8.73%       $3,534          7.44%            0         0%
                                              --------------------------------------------------------------------------------
Total securities held-to-maturity ...........  $ 10,515          5.98%      $60,968          6.62%        $ 500      6.34%
                                              --------------------------------------------------------------------------------

Available-for-sale:
U.S. government
  and agency obligations ....................  $128,486          7.40%      $25,785          7.41%      $25,038      7.69%
Corporate bonds .............................         0             0%       19,117          6.53%            0         0%
SBAs ........................................         0             0%            0             0%            0         0%
Municipal securities ........................     1,325          4.98%       64,595          5.39%       43,431      5.62%
Equity (1)(2) ...............................    11,907          6.72%       92,629          6.34%            0         0%
Asset-backed securities .....................         0             0%            0             0%            0         0%
Mortgage-backed securities:
  FNMA PCs ..................................         0             0%            0             0%            0         0%
  FHLMC PCs .................................         0             0%            2          7.00%           80      8.33%
  GNMA PCs ..................................         0             0%            0             0%            0         0%
  Private issue PCs .........................         0             0%            0             0%            0         0%
  FNMA CMOs .................................         0             0%       44,758          7.01%        6,439      6.55%
  FHLMC CMOs ................................         0             0%       90,372          7.17%        4,899      6.52%
  Private issue CMOs ........................         0             0%        7,557          6.73%       20,631      6.60%
                                              --------------------------------------------------------------------------------
Total mortgage-backed securities ............         0             0%      142,689          7.10%       32,049      6.58%
                                              --------------------------------------------------------------------------------
Total securities-available-for-sale .........   141,718          7.32%      344,815          6.57%      100,518      6.45%
                                              --------------------------------------------------------------------------------
Total marketable securities.................. $ 152,233          7.23%     $405,783          6.58%     $101,018      6.45%
                                              ================================================================================


                                              ---------------------------------------------------------

                                                  Over Ten Years                   Total
                                              ---------------------------------------------------------
                                                           Weighted                           Weighted
                                               Amortized    Average     Amortized      Market  Average
                                                 Cost        Yield         Cost         Value   Yield
                                              ---------------------------------------------------------
Held-to-maturity:
U.S. government  and agency obligations .....   $     0          0%      $67,933      $68,651    6.46%
Mortgage-backed securities (3):
  FNMA PCs ..................................         0          0%        4,050        4,150    7.60%
  Private issue CMOs ........................    24,429       7.37%       24,429       24,744    7.37%
                                              ---------------------------------------------------------
Total mortgage-backed securities ............   $24,429       7.37%      $28,479      $28,894    7.41%
                                              ---------------------------------------------------------
Total securities held-to-maturity ...........   $24,429       7.37%      $96,412      $97,545    6.74%
                                              ---------------------------------------------------------
Available-for-sale:
U.S. government
  and agency obligations ....................    $4,724       8.00%     $184,033     $184,503    7.45%
Corporate bonds .............................     1,000       5.70%       20,117       20,115    6.49%
SBAs ........................................         0          0%            0            0       0%
Municipal securities ........................         0          0%      109,351      114,023    5.48%
Equity (1)(2) ...............................    42,293       6.10%      146,829      154,817    6.30%
Asset-backed securities .....................    24,551       7.41%       24,551       24,837    7.41%
Mortgage-backed securities:
  FNMA PCs ..................................         0          0%            0            0       0%
  FHLMC PCs .................................     2,838       8.25%        2,920        3,066    8.25%
  GNMA PCs ..................................         0          0%            0            0       0%
  Private issue PCs .........................         0          0%            0            0       0%
  FNMA CMOs .................................    99,870       6.77%      151,067      152,433    6.83%
  FHLMC CMOs ................................   177,656       7.28%      272,927      274,281    7.23%
  Private issue CMOs ........................   145,231       6.96%      173,419      174,707    6.91%
                                              ---------------------------------------------------------
Total mortgage-backed securities ............   425,595       7.03%      600,333      604,487    7.02%
                                              ---------------------------------------------------------
Total securities-available-for-sale .........   498,163       6.98%   1,085,214     1,102,782    6.84%
                                              ---------------------------------------------------------
Total marketable securities..................  $522,592       7.00%  $1,181,626    $1,200,327    6.84%
                                              =========================================================



(1)  Includes FHLMC, FNMA and FHLB stocks.
(2)  The yield on the equities has not been computed on a tax equivalent basis.
(3) Based on current prepayment trends, $608.3 million of mortgage-backed securities are anticipated to prepay or reprice within three years.

18 Harris Financial, Inc. 1997 Annual Report

                                         Management's Discussion and Analysis of
                                   Financial Condition and Results of Operations
                             ---------------------------------------------------
                   (All dollar amounts presented in the tables are in thousands)


Financial Condition (continued)
Marketable Securities (continued)

Table 8  Composition of Marketable Securities Portfolios

The following table sets forth certain information regarding the amortized cost and fair values of Harris Financial, Inc.'s marketable securities portfolio at December 31, 1997, 1996 and 1995:


                                               1997                    1996                      1995
                                     ----------------------------------------------------------------------
                                      Amortized     Fair      Amortized    Fair         Amortized    Fair
                                         Cost       Value        Cost      Value           Cost      Value
                                     ----------------------------------------------------------------------
Held-to-maturity:
U.S. Government and agencies ......  $   67,933  $   68,651  $   72,513  $   72,783  $   77,578  $   79,422
FHLB certificates of deposit ......           0           0           0           0         700         700
Mortgage-backed securities:

   FNMA PCs .......................       4,050       4,150       4,780       4,901       5,574       5,848
   FHLMC PCs ......................           0           0           0           0       2,997       2,975
   FNMA CMOs ......................           0           0           0           0       7,193       7,164
   FHLMC CMOs .....................           0           0           0           0      17,557      17,522
   Private Issue CMOs .............      24,429      24,744      32,124      32,228      38,064      38,750
                                     ----------------------------------------------------------------------
Total mortgage-backed securities ..      28,479      28,894      36,904      37,129      71,385      72,259
                                     ----------------------------------------------------------------------
Total securities held-to-maturity .  $   96,412  $   97,545  $  109,417  $  109,912  $  149,663  $  152,381
                                     ----------------------------------------------------------------------

Available-for-sale:
U.S. Government and agencies ......  $  184,033  $  184,503  $  143,370  $  142,721  $   44,018  $   44,639
Corporate bonds ...................      20,117      20,115      17,000      16,660           0           0
SBAs ..............................           0           0      31,522      31,705           0           0
Municipal Securities ..............     109,351     114,023      89,840      90,155           0           0
Equity ............................     146,829     154,817     102,887     107,808      23,019      25,846
Asset-backed securities ...........      24,551      24,837       2,756       2,758           0           0
Mortgage-backed securities:

   FNMA PCs .......................           0           0      10,040      10,077      13,908      13,758
   FHLMC PCs ......................       2,920       3,066      70,942      71,858     125,721     128,244
   GNMA PCs .......................           0           0       1,565       1,593           0           0
   Private Issue PCs ..............           0           0      36,598      36,749      49,741      49,658
   FNMA CMOs ......................     151,067     152,433      62,597      62,698      65,423      64,943
   FHLMC CMOs .....................     272,927     274,281     122,851     122,866      48,439      48,181
   Private issue CMOs .............     173,419     174,707      21,732      21,845           0           0
                                     ----------------------------------------------------------------------
Total mortgage-backed securities ..     600,333     604,487     326,325     327,686     303,232     304,784
                                     ----------------------------------------------------------------------
Total securities available-for-sale  $1,085,214  $1,102,782  $  713,700  $  719,493  $  370,269  $  375,269
                                     ----------------------------------------------------------------------

Other interest-earning securities:
FHLB daily investment .............  $   11,840  $   11,840  $    5,265  $    5,265  $   19,036  $   19,036
                                     ----------------------------------------------------------------------
Total marketable securities and
    interest-bearing investments ..  $1,193,466  $1,212,167  $  828,382  $  834,670  $  538,968  $  546,686
                                     ======================================================================

     HFI maintains a significant investment in mortgage-backed securities, including primarily floating-rate and fixed-rate collateralized mortgage obligations ("CMOs"). Most of these mortgage-backed securities are directly insured or guaranteed by the FHLMC and FNMA; however, HFI does maintain a substantial investment in private label (non-agency) CMOs. At their acquisition date, all of HFI's CMOs passed established Federal Financial Institution Examination Council standards ("the FFIEC test") for investment by regulated financial institutions. At December 31, 1997, a limited number of CMO instruments held by HFI did not pass the FFIEC test in the low interest rate environment existing at that time. Management continues to monitor these securities but is confident that their performance has not been impaired.

     Table 9 presents selected financial information related to HFI's held-to-maturity and available-for-sale portfolios at, or for the years ended, December 31, 1997, 1996, and 1995.

                                    Harris Financial, Inc. 1997 Annual Report 19

     Management's Discussion and Analysis of
     Financial Condition and Results of Operations
---------------------------------------------------
     (All dollar amounts presented in the tables are in thousands)

Financial Condition (continued)
Marketable Securities (continued)

Table 9  Marketable Securities Classification

                                       1997      1996      1995
                                      ----------------------------
                                      (dollar amounts in millions)

Held-to-maturity portfolio:
Year-end amortized cost ......         $96.4    $109.4     $149.7
Percent of total assets ......          4.37%     6.19%     11.92%
Year-end portfolio yields ....          6.73%     6.73%      6.49%
Year-end net unrealized gains           $1.1       0.5       $2.7

Available-for-sale portfolio:
Year-end amortized cost ......      $1,085.2     713.7     $370.3
Percent of total assets ......         49.17%    40.37%     29.48%
Year-end portfolio yields ....          6.50%     6.82%      6.36%
Pre-tax profit (loss) on sales         $4.06    $(1.18)     $0.10
Volume of sales ..............        $495.6    $422.8        2.6
Year-end net unrealized gains          $17.6    $  5.8        5.0

     At December 31, 1997, the Bank had no involvement with derivative financial instruments that meet the definition of SFAS 119. During 1998, management may take selective derivative positions for the purpose of managing its interest rate risk.

Loans As previously discussed in the "Results of Operations" section of this report, HFI was engaged during 1997 and 1996 in converting from a savings bank to a full-service financial institution. All of HFI's lending operations reside at the Bank level. As a savings bank, Harris primarily originated and invested in residential mortgage loans and real estate-secured consumer loans. As part of its strategic conversion, HFI has increased its focus on originating and investing in commercial loans. During 1997 and 1996, the Bank continued to rank as a top residential mortgage originator in its primary market area but decreased its investment in residential mortgage loan assets as a percent of total assets. The Bank also emphasized consumer loans, including home equity lines of credit and second mortgage loans, as well as multi-family residential mortgage loans and commercial real estate mortgage loans. The Bank offers its loan products with fixed and adjustable interest rates and a wide variety of repayment terms. With the increase in emphasis on commercial lending, the Bank's ongoing credit risk exposure has increased relative to years before 1996. The "Asset Quality" discussion that follows this section presents a detailed discussion of the Bank's credit risk exposure. Also, the Bank's loan portfolios include primarily loans to borrowers within the Central Pennsylvania region. The Bank's geographic concentration risk was discussed in a prior section titled "Discussion of Market Risks".

     The Bank increased its total loan origination activity in 1997 as compared to 1996. During 1997, the Bank originated mortgage loans totaling $276.1 million, commercial loans totaling $48.9 million, and consumer loans totaling $61.4 million. During 1996, the Bank originated mortgage loans totaling $300.3 million, commercial loans totaling $24.3 million, and consumer loans totaling $111.7 million. Management attributes the continued high volume of mortgage loan originations in 1997 to a combination of aggressive mortgage loan marketing by the Bank and its mortgage banking subsidiary Avstar, as well as a favorable interest rate environment. The increase in commercial loans in 1997 was due primarily to expansion of the Business Banking operation and related marketing efforts. The decrease in consumer loan originations in 1997 can be attributed primarily to the Bank's decision to reduce its risk exposure in mobile home lending. Consumer loan originations also came under increased competitive pressure in 1997 from first-lien mortgage products in the Bank's primary market area.

     Table 10 presents the composition of the Bank's mortgage, commercial, consumer and other loan portfolios as of December 31, 1997, 1996, 1995, 1994, and 1993, respectively.


20 Harris Financial, Inc. 1997 Annual Report

                                         Management's Discussion and Analysis of
                                   Financial Condition and Results of Operations
                             ---------------------------------------------------
                   (All dollar amounts presented in the tables are in thousands)

Financial Condition (continued)
Loans (continued)

Table 10 Loan Composition


                                                                           At December 31,
                                    -----------------------------------------------------------------------------------------------
                                            1997               1996              1995              1994                1993
                                    -----------------------------------------------------------------------------------------------
                                              Percent             Percent           Percent             Percent            Percent
                                      Amount of Total     Amount of Total   Amount  of Total   Amount   of Total    Amount of Total
                                    -----------------------------------------------------------------------------------------------
Mortgage Loans:
One-to-four family................. $539,248    60.35%  $514,694  62.31%   $472,998   71.54%  $433,206   73.87%   $439,230   75.77%
Construction (1)...................   35,209     3.94%    25,647   3.11%     23,415    3.54%     8,642    1.47%      5,915    1.02%
Other..............................    1,605     0.18%    21,777   2.63%     23,015    3.48%    22,299    3.80%     25,257    4.36%
                                    -----------------------------------------------------------------------------------------------
   Total mortgage loans............  576,062    64.47%   562,118  68.05%    519,428   78.56%   464,147   79.14%    470,402   81.15%
                                    -----------------------------------------------------------------------------------------------

Commercial Loans:
Residential real estate
  (multi-family)...................   15,635     1.75%    21,299   2.58%     27,171    4.11%    27,443    4.68%     27,004    4.66%
Commercial.........................   65,620     7.34%    17,636   2.13%      2,240    0.34%     1,884    0.32%        880    0.15%
                                    ----------------------------------------------------------------------------------------------
   Total commercial loans..........   81,255     9.09%    38,935   4.71%     29,411    4.45%   29,327     5.00%     27,884    4.81%
                                    -----------------------------------------------------------------------------------------------

Consumer and other loans:
Mobile home........................   71,356     7.98%    65,794   7.97%     20,991    3.18%    10,767    1.84%      7,196    1.24%
Home equity and second mortgage....  155,861    17.44%   153,464  18.58%     83,031   12.56%    74,295   12.67%     66,941   11.55%
Credit cards.......................        0        0%         0      0%      3,258    0.49%     3,765    0.64%      3,881    0.67%
Other..............................    9,097     1.02%     5,672   0.69%      5,031    0.76%     4,196    0.71%      3,377    0.58%
                                    -----------------------------------------------------------------------------------------------
   Total consumer and other
     loans.........................  236,314    26.44%   224,930  27.24%    112,311   16.99%    93,023   15.86%     81,395   14.04%
                                    -----------------------------------------------------------------------------------------------
   Loans receivable, gross.........  893,631%  100.00%   825,983 100.00%    661,150  100.00%   586,497  100.00%    579,681  100.00%
                                    -----------------------------------------------------------------------------------------------

Plus:
Dealer Reserves....................   14,504              13,880              4,308              2,102               1,300

Less:
Unearned discounts.................      855                (327)              (220)               (78)               (131)
Net deferred loans origination
  fees.............................    8,182               7,952              7,959              7,614               7,978
Allowance for loan losses..........    8,614               8,322              6,114              6,269               6,584
                                    -----------------------------------------------------------------------------------------------
                                      17,651              15,947             13,853             13,805              14,431
                                    -----------------------------------------------------------------------------------------------
   Loans receivable, net........... $890,484            $823,916           $651,605           $574,794            $566,550
                                    ==============================================================================================
Mortgage Loans:

ARM................................ $ 90,615    15.73%  $133,544  22.89%   $114,185   20.89%   $95,713   19.47%   $ 91,010   18.30%
Fixed-rate.........................  485,447    84.27%   449,873  77.11%    432,414   79.11%   395,877   80.53%    406,396   81.70%
                                    -----------------------------------------------------------------------------------------------
   Total mortgage loans............ $576,062   100.00%  $583,417 100.00%   $546,599  100.00%  $491,590  100.00%   $497,406  100.00%
                                    ===============================================================================================

(1)  Net of undisbursed portion of $29,338, $27,401, $22,301, $10,802 and $9,983 at December 31, 1997, 1996, 1995, 1994 and 1993, respectively.

     The Bank manages the interest rate risk exposure in its loan portfolio in part by selling a significant portion of its residential mortgage loan production. Such loan sales to the secondary mortgage market may take the form of individual loan sales, flow-based sales, or swaps for mortgage-backed securities. The Bank generally sells its mortgage loans on a "servicing retained" basis as part of its strategy of generating net loan servicing income to enhance its non-interest income performance. Swapped and sold mortgage loans totaled $84.0 million in 1997 and $183.7 million in 1996.

     Table 11 shows the maturity or period to repricing of the Bank's loan portfolio at December 31, 1997. Adjustable rate loans are included as being due in the period of scheduled rate adjustment. The table does not include prepayments or scheduled principal amortization.


                                    Harris Financial, Inc. 1997 Annual Report 21

                                         Management's Discussion and Analysis of
                                   Financial Condition and Results of Operations
                             ---------------------------------------------------
                   (All dollar amounts presented in the tables are in thousands)

Financial Condition (continued)
Loans (continued)

Table 11  Loan Maturity and Repricing


                                                           Amounts Due or Repricing at December 31, 1997
                                        ------------------------------------------------------------------------------
                                                                    After One Year
                                                  -----------------------------------------------
                                                  Over One Over Three Over Five Over Ten    Over      Total
                                         Within    Through  Through   Through   Through    Twenty     After
                                          One       Three     Five       Ten     Twenty     Years      One
                                          Year      Years     Years     Years     Years     Years      Year     Total
                                        ------------------------------------------------------------------------------
Mortgage loans:
One-to-four family ...................  $    529  $  6,876  $ 25,684  $ 71,002  $134,272  $300,885  $538,719  $539,248
Construction (1) .....................     5,052       758        71       772     6,578    21,978    30,157    35,209
Other ................................       515        30         3        30       160       867     1,090     1,605
                                        ------------------------------------------------------------------------------
   Total mortgage loans ..............     6,096     7,664    25,758    71,804   141,010   323,730   569,966   576,062
                                        ------------------------------------------------------------------------------
Commercial loans:
Residential real estate (multi-family)     2,451       166       150       680     6,893     5,295    13,184    15,635
Other commercial .....................    19,422     3,766     1,700     3,554    35,450     1,728    46,198    65,620
                                        ------------------------------------------------------------------------------
   Total commercial loans ............    21,873     3,932     1,850     4,234    42,343     7,023    59,382    81,255
                                        ------------------------------------------------------------------------------

Consumer and other loans:
Home equity and second mortgage ......    38,731    10,462    17,770    48,718    40,154        26   117,130   155,861
Other ................................     4,827     1,351       716     4,439    66,635     2,485    75,626    80,453
                                        ------------------------------------------------------------------------------
   Total consumer and other loans ....    43,558    11,813    18,486    53,157   106,789     2,511   192,756   236,314
                                        ------------------------------------------------------------------------------
   Loans receivable, gross ...........  $ 71,527  $ 23,409  $ 46,094  $129,195  $290,142  $333,264  $822,104  $893,631
                                        ==============================================================================

(1) Includes obligations to convert at contractually stated rates into permanent mortgage loans.

Asset Quality Virtually all of HFI's credit risk lies with the Bank, which holds all of HFI's loan assets and virtually all of its marketable securities. With regard to its marketable securities portfolio, at December 31, 1997 and 1996, over 95% of the marketable securities in the HFI portfolio were rated "AAA", with the remainder rated "AA" or "A". The Bank's experience in loan credit losses continues to rank among the best in the financial services industry due to prudent underwriting activities. As part of its conversion from a savings institution, the Bank created a Business Banking Group to offer commercial financial products and services to small businesses in the Bank's primary market area. This expansion beyond traditional thrift lending such as residential mortgage lending and real estate secured consumer lending has had the effect of increasing the Bank's credit risk exposure. To accommodate this credit risk exposure, management has hired skilled and experienced commercial lending professionals to manage its Business Banking Group. In addition, the Bank has adopted commercial bank underwriting, credit management, and loan loss provisioning techniques. Management is confident in the Bank's abilities to manage its ongoing credit risk exposure.

     As part of its credit risk management, the Bank follows a policy of continuous credit loss monitoring, including assessment of the adequacy of the allowance for loan losses. This assessment is performed by considering current asset quality, overall trends of internal delinquency by loan category, the balance of loans within the portfolio, anticipated external economic conditions, and anticipated loan growth. These assessments are performed on a quarterly basis and the provision for loan losses is adjusted accordingly.

     On January 1, 1995, the Bank adopted the provisions of Statement of Financial Accounting Standards No. 114, "Accounting by Creditors for Impairment of a Loan" (SFAS 114), as amended by SFAS No. 118, "Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosure" (SFAS 118). SFAS 114 and SFAS 118 address the accounting by creditors for impairment of certain loans. The Statements require that impaired loans that are within the scope of SFAS 114 be measured based on the present value of expected future cash flows discounted at the loan's effective interest rate or the loan's market price or the fair value of the collateral if the loan is collateral dependent. SFAS 118 amended the provisions of SFAS 114 to allow a creditor to use existing methods for recognizing interest income on an impaired loan and to require additional disclosure on interest income recognition related to impaired loans.

     When a loan is considered to be impaired, the amount of impairment is measured based on the present value of expected future cash flows discounted at the loan's effective interest rate or, at the loan's market price or fair value of the collateral if the loan is collateral dependent. Management evaluates its loans individually for impairment. The Bank excludes smaller balance, homogeneous loans such as consumer and residential mortgage loans from the evaluation for impairment. Impairment losses are included in the allowance for possible loan losses. Impaired loans are charged-off when management determines that the loan is not likely to be collectible. Interest income on impaired loans is generally recorded as payments are collected. Interest on impaired loans that are contractually past due at least ninety days is reserved in accordance with regulatory requirements.

     At December 31, 1997 and 1996, the Bank had no impaired loans and no required impairment loss reserves, as all impaired loans were deemed uncollectable and charged off as of the respective year ends. Table 12 presents an allocation of the allowance for loan losses by category of loans as of December 31, 1997, 1996, 1995, 1994,and 1993. The specific allocation ascribed to each category may be different than actual experience. Accordingly, the entire allowance is available to absorb losses in any category.


22 Harris Financial, Inc. 1997 Annual Report

     Management's Discussion and Analysis of
     Financial Condition and Results of Operations
---------------------------------------------------
     (All dollar amounts presented in the tables are in thousands)

Financial Condition (continued)
Asset Quality (continued)





Table 12  Allocation of the Allowance for Loan Losses

                                                                           As of December 31,
                               ----------------------------------------------------------------------------------------------------
                                       1997                 1996              1995             1994             1993
                               ----------------------------------------------------------------------------------------------------
                                      % of Total            % of Total           % of Total          % of Total          % of Total
                               Amount      Loans     Amount      Loans    Amount      Loans   Amount      Loans   Amount      Loans
                               ----------------------------------------------------------------------------------------------------
One-to-four family
  mortgage loans ............  $1,072      60.35%    $2,777      62.31%   $1,627      71.54%  $1,718      73.87%  $2,121      75.77%
Commercial loans ............   2,546       9.09%     2,720       4.71%    1,851       4.45%     904       5.00%   1,073       4.81%
Consumer and other loans ....   2,107      30.56%     1,780      32.98%      716      24.01%   1,614      21.13%   1,183      19.42%
Impaired loans ..............       0          0%         0          0%        0          0%       0        0.0%       0          0%
Unallocated .................   2,889        N/A      1,045        N/A     1,920        N/A    2,033        N/A    2,207        N/A
                               ----------------------------------------------------------------------------------------------------
   Total ....................  $8,614     100.00%    $8,322     100.00%   $6,114     100.00%  $6,269     100.00%  $6,584     100.00%
                               ====================================================================================================

     Table 13 presents an analysis of activity in the Bank's allowance for loan losses for the five year period ended December 31, 1997. Net additions to the allowance during this five-year period totaled $4.4 million, or 51.6%, of the $8.6 million balance in the allowance at December 31, 1997. Charged-offs of loans, net of recoveries, amounted to $.3 million, $.8 million, $.2 million, $.3 million, and $.2 million for 1997, 1996, 1995, 1994, and 1993, respectively, and totaled $1.8 million for the five years combined.

Table 13  Analysis of the Allowance for Loan Losses


                                                               At or for the Years Ended December 31, (1)
                                                        --------------------------------------------------
                                                         1997       1996       1995       1994      1993
                                                        --------------------------------------------------
Balance at beginning of period ......................   $8,322     $6,114     $6,269     $6,584     $6,000
Addition due to acquisitions ........................        0      1,074          0          0          0
Provision for loan losses ...........................      610      1,957          0          0        800

Charge-offs:
One-to-four family mortgage loans ...................     (341)      (649)        (5)      (106)       (17)
Other mortgage loans ................................      (19)       (35)       (71)      (112)      (137)
Consumer and other loans ............................       (8)      (176)       (99)      (123)       (66)
                                                        --------------------------------------------------
Total charge-offs ...................................     (368)      (860)      (175)      (341)      (220)
                                                        --------------------------------------------------

Recoveries:
One-to-four family mortgage loans ...................       10         19          0          0          0
Other mortgage loans ................................       14          0          0          0          0
Consumer and other loans ............................       26         18         20         26          4
                                                        --------------------------------------------------
Total recoveries ....................................       50         37         20         26          4
                                                        --------------------------------------------------
Balance at end of the period ........................   $8,614     $8,322     $6,114     $6,269     $6,584
                                                        ==================================================
Ratio of net charge-offs to average loans outstanding     0.04%      0.10%      0.03%      0.06%      0.03%

(1)  During the periods noted, the Bank held no foreign loans.

     During 1998, the Bank expects to increase its loan loss provision expense relative to 1997 in anticipation of significant volume increases in the commercial and consumer loan portfolios. This increased provisioning is intended to sustain strong loan loss reserves at the Bank and it is not a reflection of any deterioration in actual credit quality or loosening of credit underwriting standards.

     Table 14 reflects the Bank's non-performing asset balances as of December 31, 1997, 1996, 1995, 1994, and 1993. The Bank's policy is to discontinue the accrual of interest on virtually all loans that become at least ninety days delinquent. Unpaid interest is charged against income at the time a loan is placed on non-accrual status. Foreclosed real estate, including properties that are held for investment, are also included in non-performing assets.

     Foreclosed real estate includes $6.0 million, $5.9 million, and $5.9 million as of December 31, 1997, 1996, and 1995 that represents the Bank's carrying value of a large apartment complex located in the Bank's primary market area. During 1997, 1996 and 1995, the Bank operated the property for investment purposes and recorded $.8 million, $.8 million, and $.7 million of associated net rental income during these periods, respectively. Loans which are considered performing and are current as to payments of principal and interest but have an above normal risk of becoming non-performing or requiring restructuring in the future are estimated to total approximately $12.4 million at December 31, 1997.


                                    Harris Financial, Inc. 1997 Annual Report 23

     Management's Discussion and Analysis of
     Financial Condition and Results of Operations
---------------------------------------------------
     (All dollar amounts presented in the tables are in thousands)

Financial Condition (continued)
Asset Quality (continued)

Table 14 Non-Performing Assets

                                                                 At December 31,
                                                   -------------------------------------------
                                                     1997    1996     1995     1994     1993
                                                   -------------------------------------------
Non-accrual mortgage loans ........................$ 5,544  $4,827   $1,907   $2,830   $2,352
Non-accrual other loans ...........................  1,394     798       40      170       75
                                                   -------------------------------------------
   Total non-accrual loans(1) .....................  6,938   5,625    1,947    3,000    2,427

Loans 90 days or more delinquent and still accruing      0       0       63       78      119
                                                   -------------------------------------------
   Total non-performing loans .....................  6,938   5,625    2,010    3,078    2,546
   Total foreclosed real estate(2) ................  6,711   7,042    6,563    6,697    6,523
                                                   -------------------------------------------
Total non-performing assets .......................$13,649  $12,667  $8,573   $9,775   $9,069
                                                   ===========================================
Non-performing loans to total loans(3) ............   0.78%   0.68%    0.31%    0.54%    0.44%

Total non-performing loans and
   foreclosed real estate to total assets .........   0.62%   0.72%    0.68%    0.92%    0.83%

(1) The amounts of additional interest income that would have been recorded on non-accrual loans, had they been current, totaled $360,000, $293,000, $76,000, $141,000, and $148,000 for the years 1997, 1996, 1995, 1994, and
     1993, respectively.
(2)  Includes $5,972,000, $5,914,000, and $5,896,000 of foreclosed real estate held-for-investment at December 31, 1997, 1996 and 1995, respectively.
(3)  Total loans excludes loans held-for-sale.

     The Bank's ratio of non-performing loans to total loans and its ratio of non-performing assets to total assets continue to compare favorably to industry peer group averages. Management believes that the long-term financial strength and profitability of the Bank is greatly dependent upon its ability to continue differentiating itself from its peers with exceptional asset quality.

Deposits All of HFI's deposit gathering activities are conducted through the Bank. As of December 31, 1997, the Bank's total deposit portfolio of $1.146 billion included time deposits of $769 million, or 67.1% of total deposits, and checking, money market, and savings deposits totaling $377 million, or 32.9% of total deposits. This compares to total deposits of $1.173 billion at December 31, 1996, at which time the Bank held $810 million of time deposits, or 69.1% of total deposits, and checking, money market, and savings deposits totaling $363 million, or 30.9%, of total deposits. Included in the Bank's time deposits at December 31, 1997, were $25.0 million of brokered certificates of deposit. The Bank held no brokered deposits as of December 31, 1996.

     Table 15 provides a detailed analysis of the Bank's average deposit balances, average cost, and interest expense for the three-year period ended December 31, 1997.

Table 15 Average Interest-Bearing Deposits, Interest Expense and Average Cost



                                                             For the Years Ended December 31,
                           ----------------------------------------------------------------------------------------
                                         1997                           1996                         1995
                           ----------------------------------------------------------------------------------------
                            Average              Average    Average             Average   Average            Average
                            Balance    Interest   Cost      Balance   Interest   Cost     Balance   Interest  Cost
                           ----------------------------------------------------------------------------------------
Savings deposits .......   $  147,738   $ 4,072   2.76%   $  146,929   $ 4,171   2.84%   $151,085   $ 4,679   3.10%
Time deposits ..........      782,578    43,760   5.59%      814,658    45,668   5.61%    677,211    37,928   5.60%
NOW and money
  market accounts ......      220,557     6,551   2.97%      171,004     5,965   3.49%    118,275     4,098   3.46%
                           ----------------------------------------------------------------------------------------
  Total interest-bearing
  deposits .............   $1,150,873   $54,383   4.73%   $1,132,591   $55,804   4.93%   $946,571   $46,705   4.93%
                           ========================================================================================




   The Bank's relative mix of lower-cost deposits to total deposits has improved in 1997 relative to 1996, primarily reflecting management's reduced emphasis on gathering higher-cost time deposit funds and to growth associated with the Bank's "High Performance Checking" program. The major thrust of this checking program is delivering a high-quality, profitable line of checking deposit products to a much larger share of the Bank's market than had been achieved before 1996.

   The Bank's total deposit balances were stable in 1997, mirroring the experience of the financial institution industry as a whole during this period. In 1998, management expects opportunities for deposit growth in the Bank's market area to increase as a number of very large financial institutions based outside of Pennsylvania complete their announced acquisitions of local depository institutions. Such events often result in disruption to the acquiree's operations, deterioration in its work force morale, and dissatisfaction in its customer base. To capitalize on the associated potential opportunities, HFI began in 1997 to aggressively market to business clients and retail customers associated with these acquired institutions. Management expects to devote even greater emphasis to this strategy in 1998.



24 Harris Financial, Inc. 1997 Annual Report

                                         Management's Discussion and Analysis of
                                   Financial Condition and Results of Operations
                             ---------------------------------------------------
                   (All dollar amounts presented in the tables are in thousands)

Financial Condition (continued)

Deposits (continued) The aggregate amount of deposits with a minimum denomination of $100,000 was $136.9 million, $123.9 million, and $85.6 million as of December 31, 1997, 1996, and 1995, respectively. Table 16 presents a maturity stratification of the Bank's time deposits with minimum denominations of $100,000 as of December 31, 1997, 1996, and 1995, respectively.

Table 16  Maturity of Time Deposits of $100,000 or More

                                               At December 31,
                                       -------------------------------
                                        1997         1996        1995
                                       -------------------------------
Three months or less ................  $12,452     $ 7,015     $ 9,482
Over three months through six
  months.............................    7,149      10,561       6,919
Over six months through twelve
  months.............................   11,131      16,959       8,593
Over twelve months ..................   23,532      21,211      21,860
                                       -------------------------------
   Total ............................  $54,264     $55,746     $46,854
                                       ===============================

   The Bank pays deposit insurance premiums to the Savings Association Insurance Fund ("SAIF") of the FDIC. The Bank's assessment rate was 6.4 basis points in 1997 and 23.0 basis points in 1996. The Bank paid insurance premiums to the SAIF totaling $.8 million, $2.3 million, and $2.1 million in 1997, 1996, and 1995, respectively. Also, the Bank paid a one-time SAIF assessment which amounted to an additional expense of approximately $7.0 million in 1996.

   On September 30, 1996, the President signed into law the Deposit Insurance Funds Act of 1996 to recapitalize the SAIF and to provide for repayment of the Financial Institution Collateral Obligation (FICO) bonds issued by the U.S. Department of the Treasury. The FDIC levied a one-time special assessment on SAIF deposits equal to 65.7 cents per $100 of the SAIF-assessable deposit base as of March 31, 1995. During the years 1997, 1998 and 1999, the Bank Insurance Fund ("BIF") will pay $322 million of FICO debt service, and the SAIF will pay $458 million. Qualifying Oakar institutions, which are BIF-insured banks that acquired SAIF deposits and continue to pay SAIF assessments on a portion of their deposits, are entitled to reduce their SAIF assessment base by 20% for purposes of calculating this special assessment.

   During 1997, 1998 and 1999, the average regular annual deposit insurance assessment is estimated to be about 1.29 cents per $100 of deposits for BIF deposits and 6.44 cents per $100 of deposits for SAIF deposits. Individual institution's assessments will continue to vary according to their capital and management ratings. The FDIC retained the ability to raise deposit assessments as necessary to maintain the funds at their statutorily targeted capitalization levels. After 1999, BIF and SAIF will share the FICO costs equally. Under current estimates, BIF and SAIF assessment bases would each be assessed at the rate of approximately 2.43 cents per $100 of deposits. The FICO bonds will mature in 2018-2019, ending the interest payment obligation.

   The law also provides that BIF and SAIF are to merge to form the Deposit Insurance Fund ("DIF") at the beginning of 1999, provided that there are no SAIF institutions in existence at that time. Merger of the Funds will require state laws to be amended in those states authorizing savings associations to eliminate that authorization (state chartered savings banks will not be affected). This provision reflects Congress's apparent intent to merge thrift and commercial bank charters by January 1999; however, no law has yet been enacted to achieve that purpose. The Act also provides regulatory relief to the financial services industry relative to environmental risks, frequency of examinations, and the simplification of forms and disclosures.

Other Borrowings All of HFI's other borrowings are placed at the Bank level. The Bank relies heavily on wholesale borrowings to support its leveraged investment strategies and, to a lesser extent, to substitute when deposit funds are insufficient to match certain asset maturities. As discussed in previous sections of this report, the leveraged investment strategies have significantly enhanced the Corporation's return to its shareholders. At December 31, 1997 and 1996, the Bank had other borrowings totaling $854.0 million and $420.6 million, respectively. Table 17 presents the composition of other borrowings as of December 31, 1997.

Table 17 Other Borrowings Information

                                                           Repurchase
                                                 FHLB      Agreement     ESOP      Total
                                               -------------------------------------------
Outstanding at December 31, 1997 ..........    $575,440     $277,548     $990     $853,978
Weighted average rate at December 31,
  1997.....................................        5.85%        5.87     5.75%        5.86%
Maximum amount outstanding at any month
  end......................................    $600,702     $279,366     $990     $881,058
Average amount outstanding for the year ...    $511,054     $165,371     $990     $677,415
Weighted average rate for the year ........        5.83%        5.79     5.75%        5.82%


   Average non-deposit borrowings, which include other borrowings and escrow account balances, amounted to $685.8 million, $204.9 million, and $19.9 million in 1997, 1996, and 1995, respectively. Average non-deposit borrowings increased $480.9 million and $185.0 million in 1997 and 1996, respectively, primarily to fund leveraged investments and to a lesser extent to supplement deposits. Included in non-deposit borrowings were repurchase agreements, the average balance of which was $165.4 million, $22.9 million, and $1.6 million during 1997, 1996, and 1995, respectively. The highest month-end balance of repurchase agreements outstanding was $279.4 million, $54.6 million and $18.6 million during 1997, 1996, and 1995, respectively. The securities underlying the agreements were under the Bank's control.

                                    Harris Financial, Inc. 1997 Annual Report 25

      Management's Discussion and Analysis of
      Financial Condition and Results of Operations
---------------------------------------------------
      (All dollar amounts presented in the tables are in thousands)

Financial Condition (continued)

Other Borrowings (continued) Table 18 presents the scheduled maturity of the Bank's other borrowings as of December 31, 1997, 1996, and 1995. As part of the Bank's interest rate risk management, all borrowings used to fund leveraged investments have been matched in maturity to the associated assets.

Table 18 Maturity of Other Borrowings

                                                   At December 31,
                                         ---------------------------------
                                           1997         1996         1995
                                         ---------------------------------
Three months or less ................    $105,512     $ 30,495     $17,695
Over three months through six
  months.............................      98,895            0           0
Over six months through twelve
  months.............................     122,366      137,000           0
Over twelve months ..................     527,205      253,136       1,485
                                         ---------------------------------
   Total ............................    $853,978     $420,631     $19,180
                                         =================================

   As discussed in a previous section of this report under the heading "Concentration Risk - Major Creditor", a significant portion of the Bank's wholesale borrowings are placed with the Federal Home Loan Bank of Pittsburgh (the "FHLB"). Pursuant to collateral agreements with the FHLB, borrowings are fully secured by certain debt securities and qualifying first mortgage loans. The Bank's maximum borrowing capacity totaled $811.7 million and $959.9 million at December 31, 1997 and 1996, respectively. The decrease in the maximum borrowing capacity at the FHLB in 1997 was due entirely to the use of qualified assets to collateralize non-FHLB repurchase agreements. As of December 31, 1997, the Bank had total borrowings outstanding to the FHLB of $575.4 million.

   If the Bank's maximum borrowing capacity at the FHLB were to be encumbered in the future, through statutory restrictions that do not exist at this time, the Bank's leveraged investment strategies would be impacted to some degree. However, given the quality of the Bank's assets pledged as collateral to support wholesale borrowings, management believes the Bank would be able to expand its placement of borrowings with other primary borrowing sources. Management anticipates that such a shift in borrowing sources would result in, at worst, only modest potential decreases in net interest income from wholesale leveraging activities. Management is not aware of any contemplated regulatory actions that indicate the Bank's maximum borrowing capacity at the FHLB might become restricted to less than the maximum capacity disclosed above.

   The Bank maintains a leveraged Employee Stock Ownership Plan ("ESOP") for the benefit of its employees. The terms of the associated ESOP borrowing include five equal annual principal installments of $495,000 beginning January 25, 1995 and on the last day of January each year thereafter until retirement of the debt. Interest on the borrowing accrues at the rate of 5.75% per annum and is payable monthly. ESOP borrowings totaled $1.0 million and $1.5 million at December 31, 1997 and 1996, respectively.

Acquisitions HFI did not complete any significant whole institution, asset portfolio, deposit portfolio, or branch acquisitions during 1997. In addition, HFI did not execute any letters of intent in 1997 regarding contemplated future transactions of this nature.

   On April 19, 1996, the Bank acquired First Harrisburg Bancor, Inc. ("First Harrisburg"), a local thrift institution. The acquisition was a 100% cash purchase of all outstanding First Harrisburg common shares at $14.77 per share, which resulted in a total cost of approximately $38 million, and was accounted for by the Bank as a purchase transaction. As of April 19, 1996, First Harrisburg had total assets of approximately $276.6 million and total liabilities of approximately $252.2 million. The Bank recorded approximately $13.8 million of goodwill upon consummation of this acquisition, which is being amortized over a fifteen year period using the straight-line method.

   Management considers an aggressive acquisition strategy to be a critical strategic objective. Management believes that consolidation of the financial services industry will continue to present acquisition opportunities in geographical markets and business market niches within which Harris intends to expand and prosper. Such markets may include non-traditional banking products and services.

Liquidity Virtually all of HFI's liquidity exists with the Bank. During 1997 and 1996, HFI maintained substantial excess liquidity. Excess liquidity in this context refers to the ability of HFI to generate an amount of cash over and above its current commitments without taking any action that would diminish earnings or capital. HFI anticipates that it will have sufficient funds available from normal operations to meet its current commitments. At December 31, 1997, the Bank had commitments to originate loans, including funds available on construction loans of $52.7 million. At December 31, 1997, the Bank had commitments to purchase $56.9 million of marketable securities. The Bank also is obligated to pay $9.2 million under its lease agreements for branch and administrative facilities. Certificates of deposit which are scheduled to mature in one year or less at December 31, 1997, totaled $462.3million. Based on historical experience, management estimates that a significant portion of such certificates of deposits will remain with the Bank.


26 Harris Financial, Inc. 1997 Annual Report

                                         Management's Discussion and Analysis of
                                   Financial Condition and Results of Operations
                             ---------------------------------------------------
                   (All dollar amounts presented in the tables are in thousands)

Financial Condition (continued)

Liquidity (continued) HFI's primary sources of funds are deposits, other borrowings and proceeds from principal and interest payments on loans and marketable securities. While maturities and scheduled amortization of loans and marketable securities are a predictable source of funds, deposit flows and mortgage prepayments are greatly influenced by general interest rates, economic conditions, and competition. HFI and the Bank are required to maintain a sufficient level of liquid assets, as determined by management and reviewed for adequacy by the FDIC during their regular examination. The FDIC, however, does not prescribe by regulation a minimum amount or percentage of liquid assets. The FDIC allows any marketable security, whose sale would not impair the capital adequacy to be eligible for liquidity. HFI's liquidity is quantified through the use of three ratios: a standard liquidity ratio of liquid assets to short-term borrowings plus deposits and two dependency ratios of volatile liabilities (certificates of deposit greater than $100,000 plus short-term borrowings) less short-term assets, to long-term assets, with the desired result being a negative percentage. The first dependency ratio is calculated internally by HFI and includes investments in the available-for-sale portfolio in short-term assets. The second dependency ratio is calculated according to FDIC guidelines and excludes the available-for-sale portfolio from short-term assets. HFI's standard FDIC liquidity ratios were 82.0%, 63.7%, and 51.1% at December 31, 1997, 1996, and 1995, respectively. HFI's FDIC qualified liquid assets were $1,152.6 million, $858.8 million, and $560.1 million at December 31, 1997, 1996, and 1995, respectively. HFI's internal dependency liquidity ratios, as calculated by management, were (71.6%), (53.1%), and (16.4%) at December 31, 1997, 1996, and
1995, respectively. The FDIC's dependency liquidity ratios for the Bank were 17.4%, 13.0%, and 3.2% at December 31, 1997, 1996, and 1995, respectively. All of these liquidity ratios indicate substantial excess liquidity.

Regulations The Bank is subject to extensive regulation, supervision and examination by the Pennsylvania Department of Banking as its chartering authority and by the Federal Deposit Insurance Corporation as the insurer of deposits up to applicable limits. The Bank is also a member of the Federal Home Loan Bank System and is subject to certain limited regulations promulgated by the Federal Home Loan Bank. As a bank holding company, HFI is subject to regulation and oversight by the Federal Reserve Board. Such regulation and supervision govern the activities in which an institution and its holding company may engage and are intended primarily for the protection of the insurance fund and the depositors. Regulatory authorities have extensive discretion in connection with their supervisory and enforcement activities which are intended to strengthen the financial condition of the banking and thrift industries, including the imposition of restrictions on the operation of an institution, the classification of assets by the institution and the adequacy of an institution's allowance for loan losses.

   From time to time, various types of federal and state legislation have been proposed that could result in additional regulation of, and restrictions on, the business of HFI and the Bank. It cannot be predicted whether such legislation will be enacted, or if enacted, how such legislation would affect the business of HFI and the Bank. As a consequence of the extensive regulation of commercial banking activities in the United States, HFI's and the Bank's business is particularly susceptible to being affected by federal legislation and regulations that may increase the costs of doing business.

Environmental Regulation There are several federal and state statutes which regulate the obligations and liabilities of financial institutions pertaining to environmental issues. In addition to the potential for attachment of liability resulting from its own actions, a bank may be held liable under certain circumstances for the actions of its borrowers, or third parties, when such actions result in environmental problems on properties that collateralize loans held by the bank. Further, the liability has the potential to far exceed the original amount of the loan issued by the Bank. Currently, the Bank is not a party to any pending legal proceeding pursuant to any environmental statute, nor is the Bank aware of any circumstances which may give rise to liability under any such statute.

Inflation and Changing Prices The consolidated statements in this report have been prepared in accordance with generally accepted accounting principles, which require the measurement of financial position and operating results in terms of historical dollars without considering the changes in the relative purchasing power of money due to inflation. The impact of inflation is reflected in the increased cost of the Bank's operations. Unlike most industrial companies, nearly all the assets and liabilities of the Bank are monetary in nature. As a result, interest rates have a greater impact on the Bank's performance than do the effects of general levels of inflation. Interest rates do not necessarily move in the same direction or to the same extent as the price of goods and services.

Corporate Reorganization On January 25, 1994, Harris Savings Bank (the Bank) reorganized into a Pennsylvania chartered mutual holding company. The reorganization was accomplished through the purchase and assumption of assets and liabilities whereby the Bank: (i) incorporated a Pennsylvania capital stock savings bank and transferred most of its assets (except $1.0 million) and all of its liabilities, including all of its deposit liabilities, to the newly-formed bank in exchange for all of the common stock of the Bank not sold in the Offering; and (ii) adopted a new charter issued by the Pennsylvania Department of Banking changing its form to that of a state chartered mutual holding company. Each savings account of the Bank at the time of the reorganization became a savings account in the newly-formed bank in the same amount and upon the same terms and conditions, except the holder of each such deposit account retained liquidation rights with respect to the holding company rather than the Bank.

   Prior to the reorganization, the Bank received the approval of the Federal Reserve, the Pennsylvania Department of Banking and the FDIC for transactions contemplated by the plan of reorganization. The plan of reorganization authorized the Bank to offer stock in one or more stock offerings up to a maximum of 49% of the issued and outstanding shares of its common stock. The common stock was offered on a priority basis to: (i) eligible depositors as of December 31, 1992; (ii) the employee stock ownership plan (ESOP); (iii) officers, trustees and employees of the Bank, and the Bank's recognition and retention plans (RRP); (iv) other depositors and borrowers as of October 29, 1993; and (v) the general public. Subscriptions received during the offering period which ended December 29, 1993, including shares reserved for the ESOP, exceeded the maximum offering of 7,500,000 shares ($25,000,000). As a result of the maximum subscription, Harris Financial, MHC (mutual holding company) received 25,500,000 shares (76.4%) of Harris Savings Bank (stock bank) stock. Also, the ESOP received 742,500 shares and the RRP received 375,000 shares. As a result of the stock offering, Harris Savings Bank received gross proceeds of $25.2 million which net of expenses associated with the offering of $1.5 million resulted in net capital additions to the Bank of $23.7 million.


                                    Harris Financial, Inc. 1997 Annual Report 27

      Management's Discussion and Analysis of
      Financial Condition and Results of Operations
---------------------------------------------------
      (All dollar amounts presented in the tables are in thousands)

Financial Condition (continued)

Corporate Reorganization (continued) On September 17, 1997, Harris Savings Bank
(HSB) and its existing mutual holding company, Harris Financial, MHC, reorganized into a two-tier mutual holding company structure with the establishment of a state chartered holding company, Harris Financial, Inc.
(HFI), as the parent of HSB. Under the terms of this reorganization, each share of Harris Savings Bank stock was exchanged for one share of Harris Financial Inc., stock.

   The reorganization was accounted for in a manner similar to a pooling of interests. Accordingly, all prior period financial information of Harris Financial, Inc. in this annual report is identical to the prior period financial information of Harris Savings Bank.

   Prior to the consummation of this reorganization, HFI received the approval of the Federal Reserve, the Pennsylvania Department of Banking, and the FDIC.

   On October 21, 1997, the Board of Directors of Harris Financial, Inc. declared a 3 for 1 stock split to be effected in the form of a dividend to stockholders of record as of November 4, 1997, and payable on November 18, 1997. All share and per share information in this annual report has been restated to reflect the stock split as if it had been in effect during all periods presented.

   During 1997, 1996 and 1995, HFI's mutual holding company parent, Harris Financial, MHC, waived all of its dividends due from Harris Financial, Inc. These dividends, had they not been waived, would have totaled $5.1 million, $4.9 million and $4.3 million in 1997, 1996 and 1995, respectively. Recently, the Federal Reserve Board and the FDIC have devoted attention to the issue of such dividend waivers and their potential impact on future appraisals of FDIC-insured institutions considering a full stock conversion. Neither HFI or Harris Financial, MHC, is contemplating such a conversion at this time. The Federal Reserve Board and the FDIC are also reviewing whether such dividend waivers potentially represent a breach of fiduciary duties by directors of mutual holding companies. Management is currently monitoring developments related to its existing and contemplated future dividend waivers.

New Accounting Guidance In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 130 (SFAS 130), "Reporting Comprehensive Income", which establishes standards for reporting and displaying comprehensive income and its components. The statement requires that comprehensive income be reported in a financial statement and be displayed with the same prominence as other financial information. Comprehensive income, as defined by SFAS 130, is the total of net income and all other non-owner changes in equity. SFAS 130 is effective for fiscal years beginning after December 15, 1997. Management believes that the adoption of this statement will not have a material effect on HFI's financial condition or results of operations.


28 Harris Financial, Inc. 1997 Annual Report

                                     [LOGO]

                                MANAGEMENT REPORT

Financial Statements

   Harris Financial, Inc. (HFI) is responsible for the preparation, integrity and fair presentation of its published financial statements as of December 31, 1997, and the year then ended. The financial statements have been prepared in accordance with generally accepted accounting principles, and as such, include amounts, some of which are based on judgements and estimates of management.

Internal Control Structure Over Financial Reporting

   Management is responsible for establishing and maintaining an effective internal control structure over financial reporting presented in conformity with generally accepted accounting principles and the Federal Financial Institutions Examination Council instructions for Consolidated Reports of Condition and Income (call report instructions). The structure contains monitoring mechanisms, and actions are taken to correct deficiencies identified.

   There are inherent limitations in the effectiveness of any internal control structure, including the possibility of human error and the circumvention or overriding of controls. Accordingly, even an effective internal control structure can provide only reasonable assurance with respect to financial statement preparation. Further, because of changes in conditions, the effectiveness of an internal control structure may vary over time.

   Management assessed HFI's internal control structure over financial reporting presented in conformity with generally accepted accounting principles and call report instructions as of December 31, 1997. This assessment was based on criteria for effective internal control over financial reporting described in "Internal Control -- Integrated Framework" issued by the Committee of Sponsoring Organizations of the Treadway Commission. Based on this assessment, management believes that, as of December 31, 1997, Harris Financial, Inc. maintained an effective internal control structure over financial reporting presented in conformity with generally accepted accounting principles and call report instructions.

Compliance With Laws and Regulations

   Management is also responsible for compliance with the federal and state laws and regulations concerning dividend restrictions and federal laws and regulations concerning loans to insiders designated by the FDIC as safety and soundness laws and regulations.

   Management assessed its compliance with the designated laws and regulations relating to safety and soundness. Based on this assessment, management believes that Harris Financial, Inc. complied, in all significant respects, with the designated laws and regulations relating to safety and soundness for the year ended December 31, 1997.


/s/ Charles C. Pearson, Jr.
    ---------------------------------------------
    Charles C. Pearson, Jr., President and Chief Executive Officer





/s/ James L. Durrell
    ---------------------------------------------
    James L. Durrell, Executive Vice President and Chief Financial Officer


                                    Harris Financial, Inc. 1997 Annual Report 29

INDEPENDENT AUDITORS' REPORT

                               Arthur Andersen LLP

To the Board of Directors of
Harris Financial, Inc.:

We have audited the accompanying consolidated balance sheet of Harris Financial, Inc. and Subsidiaries as of December 31, 1997, and the related consolidated statements of income, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Harris Financial, Inc. as of December 31, 1996, and for the years ended December 31, 1996 and 1995, were audited by other auditors whose report dated January 21, 1997, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Harris Financial, Inc. and Subsidiaries as of December 31, 1997, and the consolidated results of its operations and cash flows for the year then ended in conformity with generally accepted accounting principles.

                                                         /s/ Arthur Andersen
                                                             -------------------
                                                             Arthur Andersen LLP

Lancaster, PA
January 20, 1998

30 Harris Financial, Inc. 1997 Annual Report

                                         Harris Financial, Inc. and Subsidiaries
                                  Consolidated Statements of Financial Condition
                        --------------------------------------------------------
                December 31, 1997 and 1996 (in thousands, except per share data)

                                                                                       1997               1996
                                                                                   ------------------------------
Assets
Cash and cash equivalents ..................................................       $   24,466          $   29,693
Marketable securities held-to-maturity
   (fair value of $97,545 and $109,912)
   (note 4).................................................................           96,412             109,417
Marketable securities available-for-sale
   (note 4).................................................................        1,102,782             719,493
Loans receivable, net (note 5) .............................................          890,484             823,916
Loans held for sale, net ...................................................           14,886               9,053
Loan servicing rights (note 6) .............................................           11,830              12,264
Real estate investments (note 7) ...........................................            6,698               7,940
Premises and equipment, net (note 8) .......................................           18,722              14,595
Intangible assets (note 10) ................................................           19,396              21,695
Accrued interest receivable (note 9) .......................................           13,538              12,052
Income taxes receivable ....................................................            5,757               4,677
Other assets ...............................................................            2,088               3,317
                                                                                   ------------------------------
   Total assets ............................................................       $2,207,059          $1,768,112
                                                                                   ==============================

Liabilities and Stockholders' Equity
Deposits (note 11) .........................................................       $1,146,238          $1,173,423
Escrow .....................................................................            8,552               8,203
Accrued interest payable ...................................................            4,297               3,012
Other borrowings (note 12) .................................................          853,978             420,631
Postretirement benefit obligation (note 15).................................            2,297               2,360
Deferred tax liability, net (note 18) ......................................            8,279               3,257
Other liabilities ..........................................................            4,384               4,474
                                                                                   ------------------------------
   Total liabilities .......................................................        2,028,025           1,615,360
                                                                                   ------------------------------

Commitments (notes 14 and 19)

Common Stock $.01 par value, authorized 50,000,000 shares;
   33,790,400 shares issued and outstanding at December 31, 1997, and
   33,649,200 shares issued and outstanding at December 31, 1996 ...........              338                 336
Paid in capital ............................................................           28,016              25,678
Retained Earnings ..........................................................          141,043             124,812
Net unrealized gain on marketable securities (note 4) ......................           10,732               3,615
Employee stock ownership plan (note 16) ....................................             (529)             (1,024)
Recognition and retention plans (note 17) ..................................             (566)               (665)
                                                                                   ------------------------------
   Total stockholders' equity ..............................................          179,034             152,752
                                                                                   ------------------------------

   Total liabilities and stockholders' equity ..............................       $2,207,059          $1,768,112
                                                                                   ==============================


30 Harris Financial, Inc. 1997 Annual Report

See accompanying notes to financial statements
All share and per share data has been restated to give effect to the three for one stock split.


                                    Harris Financial, Inc. 1997 Annual Report 31

     Harris Financial, Inc. and Subsidiaries
     Consolidated Statements of Income
--------------------------------------------------------
     Years ended December 31, 1997, 1996 and 1995 (in thousands, except per share data)


                                                            1997           1996      1995
                                                          ---------------------------------
Interest Income:
Loans receivable
   First mortgage loans ..............................    $43,929        $46,798    $36,577
   Commercial loans ..................................      6,767          5,413      4,276
   Consumer and other loans ..........................     19,442         15,759      8,857
   Held-for-sale .....................................      1,879          1,655          0
Taxable investments ..................................     21,239         10,193      8,647
Tax-free investments .................................      5,746          2,603          0
Dividends ............................................      7,821          3,404      1,508
Mortgage-backed securities ...........................     34,075         21,856     20,726
Money market investments .............................        169            307         34
                                                          ---------------------------------
   Total interest income .............................    141,067        107,988     80,625
                                                          ---------------------------------

Interest expense:
Deposits (note 11) ...................................     54,383         55,804     46,705
Borrowed funds (note 12) .............................     38,586         11,392        863
Escrow ...............................................        116            130        128
                                                          ---------------------------------
   Total interest expense ............................     93,085         67,326     47,696
                                                          ---------------------------------
   Net interest income ...............................     47,982         40,662     32,929

Provision for loan losses (note 5) ...................        610          1,957          0
                                                          ---------------------------------
   Net interest income after provision for loan
     losses...........................................     47,372         38,705     32,929
                                                          ---------------------------------

Non-interest income:
Service charges on deposits ..........................      2,156            932        775
Other service charges/commissions/fees ...............      1,355            857        631
Net servicing income .................................      2,183          1,322      1,032
Gain (loss) on sale of mortgage-backed securities,
  net.................................................      3,576         (1,221)       110
Gain on sale of other securities, net ................        481             37          0
Gain (loss) on sale of loans, net ....................      2,472          1,863        (68)
Other ................................................      2,336            206         84
                                                          ---------------------------------
   Total non-interest income .........................     14,559          3,996      2,564
                                                          ---------------------------------

Non-interest expense:
Salaries and benefits ................................     19,006         14,710     11,387
Equipment expense ....................................      2,183          1,647      1,103
Occupancy expense ....................................      2,886          2,467      1,821
Advertising and public relations .....................      2,091          1,545        642
FDIC insurance .......................................        751          9,305      2,115
Director fees ........................................        333            307        311
Income from real estate operations (note 7) ..........       (770)          (355)      (542)
Amortization and write-off of intangibles (note 10) ..      2,393          2,107        374
Non-operational losses (note 5) ......................          0          4,305          0
Other ................................................      6,975          6,149      3,565
                                                          ---------------------------------
   Total non-interest expense ........................     35,848         42,187     20,776
                                                          ---------------------------------

Income before income taxes ...........................     26,083            514     14,717
Income tax expense (benefit) (note 18) ...............      8,312           (517)     5,503
                                                          ---------------------------------

   Net income ........................................    $17,771         $1,031     $9,214
                                                          =================================

Basic Earnings per share (notes 1 and 3) .............    $  0.53         $ 0.03      $0.28
                                                          =================================
Fully diluted earnings per share (notes 1 and 3) .....    $  0.52         $ 0.03      $0.28
                                                          =================================

See accompanying notes to financial statements.
All share and per share data has been restated to give effect to the three for one stock split.



32 Harris Financial, Inc. 1997 Annual Report

                                         Harris Financial, Inc. and Subsidiaries
                                 Consolidated Statements of Stockholders' Equity
                        --------------------------------------------------------
                     Years ended December 31, 1997, 1996 and 1995 (in thousands)


                                                                                        Net       Employee    Recognition
                                                                                    Unrealized      Stock         And
                                                    Common   Paid In    Retained  Gain (Loss) on  Ownership   Retention
                                                     Stock   Capital    Earnings    Securities      Plan        Plans      Total
                                                    -----------------------------------------------------------------------------
Balance at January 1, 1995 ...................        $336   $24,320   $117,292      $(3,905)     $(2,014)      $(993)   $135,036
Net Income ...................................                            9,214                                             9,214
Dividends paid at $.17 per share .............                           (1,262)                                           (1,262)
Exercised stock options ......................                   316                                                         316
Change in unrealized gain (loss) on marketable
   securities, net of tax effect of $4,233 ...                                         7,025                                7,025
ESOP stock committed for release .............                                                        495                     495
Earned portion of RRP plan ...................                                                                    173         173
Excess of fair value above cost of
   ESOP stock committed for release ..........                   359                                                          359
Excess of fair value above cost of
   earned portion of RRP stock ...............                   103                                                          103
                                                    -----------------------------------------------------------------------------
Balance at December 31, 1995 .................         336    25,098    125,244        3,120       (1,519)       (820)    151,459
Net Income ...................................                            1,031                                             1,031
Dividends paid at $.19 per share .............                           (1,463)                                           (1,463)
Exercised stock options ......................                    60                                                           60
Change in unrealized gain (loss) on marketable
   securities, net of tax effect of $298 .....                                           495                                  495
ESOP stock committed for release .............                                                        495                     495
Earned portion of RRP plan ...................                                                                    155         155
Excess of fair value above cost of
   ESOP stock committed for release ..........                   342                                                          342
Excess of fair value above cost of
   earned portion of RRP stock ...............                    82                                                           82
Tax benefit of RRP shares awarded and
   options exercised .........................                    96                                                           96
                                                    -----------------------------------------------------------------------------
Balance at December 31, 1996 .................         336    25,678    124,812        3,615       (1,024)       (665)    152,752
Net Income ...................................                           17,771                                            17,771
Dividends paid at $.20 per share .............                           (1,540)                                           (1,540)
Exercised stock options ......................           2       480                                                          482
Change in unrealized gain (loss) on marketable
   securities, net of tax effect of $4,658 ...                                         7,117                                7,117
ESOP stock committed for release .............                                                        495                     495
Earned portion of RRP plan ...................                                                                     99          99
Excess of fair value above cost of
   ESOP stock committed for release ..........                 1,139                                                        1,139
Excess of fair value above cost of
   earned portion of RRP plan ................                   492                                                          492
Tax benefit of RRP shares awarded and
   options exercised .........................                   227                                                          227
                                                    -----------------------------------------------------------------------------
Balance at December 31, 1997 .................        $338   $28,016   $141,043      $10,732      $  (529)      $(566)   $179,034
                                                    =============================================================================

See accompanying notes to financial statements.

All share and per share data has been restated to give effect to the three for one stock split.



                                    Harris Financial, Inc. 1997 Annual Report 33

Harris Financial, Inc. and Subsidiaries
Consolidated Statements of Cash Flows
--------------------------------------------------------
Years ended December 31, 1997, 1996 and 1995 (in thousands)




                                                                                       1997                1996        1995
                                                                                    -----------------------------------------
Cash flows from operating activities:
Net income ......................................................................  $  17,771            $   1,031   $   9,214
Adjustments to reconcile net income to net cash provided by operating activities:
   Non-operational loss .........................................................          0                4,305           0
   Provision for loan losses ....................................................        610                1,957           0
   Net depreciation, amortization and accretion .................................      4,131                4,043         844
   (Increase) decrease in loans held for sale ...................................     (4,008)               2,313           0
   Net gain on sales of interest earning assets .................................     (6,529)                (679)        (42)
   (Gain) loss on the sale of foreclosed real estate ............................       (112)                 250        (113)
   Equity losses (income) from joint ventures ...................................         43                  (15)         69
   Increase in accrued interest receivable ......................................     (1,486)              (3,773)     (2,114)
   Increase in accrued interest payable .........................................      1,285                1,934         470
   Amortization and write-off of intangibles ....................................      2,393                2,107         374
   Earned ESOP shares ...........................................................      1,634                  837         854
   Earned RRP shares ............................................................        591                  237         276
   Provision for deferred income taxes ..........................................        (76)               1,678         836
   Other, net ...................................................................        375               (1,373)       (713)
                                                                                    -----------------------------------------
   Net cash provided by operating activities ....................................     16,622               14,852       9,955
                                                                                    -----------------------------------------

Cash flows from investing activities:
Proceeds from maturities and principal reductions of marketable securities:
   Held-to-maturity .............................................................     13,454               40,180      60,273
   Available-for-sale ...........................................................    118,079               71,532      31,476
Proceeds from sales of marketable securities available-for-sale .................    499,633              421,605       2,701
Purchase of marketable securities:
   Held-to-maturity .............................................................       (500)                   0    (110,267)
   Available-for-sale ...........................................................   (985,709)            (600,362)    (76,674)
Purchase of loans ...............................................................          0               (8,474)    (14,239)
Loans sold ......................................................................     83,980                7,242       5,808
Net increase in loan originations less principal payments of loans ..............   (151,771)            (175,927)    (80,699)
Purchase of loan servicing rights ...............................................       (943)              (3,708)     (5,866)
Investment in real estate held for investment ...................................         45                 (141)       (299)
Proceeds from payments on real estate held for investment .......................        826                   12         384
Purchase of premises and equipment ..............................................     (5,685)              (2,852)       (643)
Cash proceeds received from the sale of foreclosed real estate ..................      1,381                  783       1,120
Branch Purchase .................................................................          0                    0     115,611
Bank acquisition net of cash received ...........................................          0              (25,849)          0
Payments for holding company formation ..........................................        (92)                   0           0
                                                                                    -----------------------------------------
   Net cash used in investing activities ........................................   (427,302)            (275,959)    (71,314)
                                                                                    -----------------------------------------

Cash flows from financing activities:
Net (decrease) increase in deposits .............................................    (27,185)             (71,218)     37,163
Net increase in other borrowings ................................................    433,347              329,463      16,705
Net increase (decrease) in escrow ...............................................        349               (1,494)       (467)
Cash dividends ..................................................................     (1,540)              (1,463)     (1,262)
Proceeds from the exercise of stock options .....................................        482                   60         316
                                                                                    -----------------------------------------
   Net cash provided by financing operations ....................................    405,453              255,348      52,455
                                                                                    -----------------------------------------
   Net decrease in cash and cash equivalents ....................................     (5,227)              (5,759)     (8,904)
Cash and cash equivalents at beginning of period ................................     29,693               35,452      44,356
                                                                                    -----------------------------------------
Cash and cash equivalents at end of period ......................................  $  24,466           $   29,693  $   35,452
                                                                                    =========================================


34 Harris Financial, Inc. 1997 Annual Report

     Harris Financial, Inc. and Subsidiaries
     Consolidated Statements of Cash Flows (continued)
--------------------------------------------------------
     Years ended December 31, 1997, 1996 and 1995 (in thousands)


                                                                           1997          1996         1995
                                                                       ------------------------------------
Supplemental disclosures:
Cash paid during the years for:
   Interest on deposits, advances and other borrowings
     (includes interest credited to deposit accounts) ............     $   74,260      $ 65,392     $47,226
   Income taxes ..................................................         10,238         2,575       5,107

Non-cash investing activities:
Transfers from loans to foreclosed real estate ...................     $      862      $    923     $   619
Mortgage-backed securities received in exchange for mortgage
  loans...........................................................              0       176,450      12,518

Bank acquisition (note 10):
Fair value of assets acquired ....................................     $        0      $276,581     $     0
Premium paid .....................................................              0        13,816           0
Fair value of liabilities assumed ................................              0       252,211           0

Branch acquisition (note 10):
Fair value of assets acquired ....................................     $        0      $      0    $115,611
Deposit premium paid .............................................              0             0      10,360
Fair value of liabilities assumed ................................              0             0     125,971


See accompanying notes to consolidated financial statements.



                                    Harris Financial, Inc. 1997 Annual Report 35

     Harris Financial, Inc. and Subsidiaries
     Notes to Consolidated Financial Statements
--------------------------------------------------------
     December 31, 1997, 1996 and 1995


(1) Summary of Significant Accounting Policies The accounting and reporting policies of Harris Financial, Inc. (HFI) and its subsidiaries conform to generally accepted accounting principles and to general practices within the banking industry. The following is a description of the more significant of those policies.

   (a) Basis of Financial Statement Presentation The Consolidated Financial Statements include the accounts of Harris Financial, Inc. and its wholly-owned subsidiary Harris Savings Bank (HSB). In turn, HSB is the sole owner of the following subsidiaries: Avstar Mortgage Corporation, Harris Delaware Corporation, HS Service Corporation, First Harrisburg Service Corporation and C.B.L. Service Corporation. All significant intercompany transactions and balances are eliminated in consolidation.

   HSB is primarily engaged in attracting deposits from the general public and investing deposit funds primarily in one-to-four family residential loans, commercial loans, consumer loans and marketable securities. Harris Delaware Corporation was incorporated during 1995 for the purpose of managing certain investments in marketable securities. Avstar Mortgage Corporation is a mortgage banking company which originates and sells primarily one-to-four family residential loans. HS Service Corporation is primarily engaged in residential real estate investments in joint ventures. First Harrisburg Service Corporation is mainly involved with title insurance activities and an investment in a wholly-owned subsidiary which is primarily engaged in real estate investments in joint ventures. CBL Service Corporation is inactive and has negligible assets and liabilities. HFI and HSB are subject to the regulations of certain federal agencies and undergo periodic examinations by those regulatory authorities.

   In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ significantly from those estimates.

   Material estimates that are particularly susceptible to significant change relate to the determination of the allowance for loan losses and the valuation of real estate acquired in connection with foreclosures or in satisfaction of loans. In connection with the determination of the allowances for loan losses and foreclosed real estate, management obtains independent appraisals for significant properties.

   Management believes that the allowances for losses on loans and foreclosed real estate are adequate. While management uses available information to recognize losses on loans and foreclosed real estate, future additions to the allowances may be necessary based on changes in economic conditions and asset mix.

   In addition, various regulatory agencies, as an integral part of their examination process, periodically review HFI's allowances for losses on loans and foreclosed real estate. Such agencies may require HFI to recognize additions to the allowances based on their judgments of information available to them at the time of their examination.

   (b) Cash and Cash Equivalents For purposes of the statement of cash flows, HFI defines cash equivalents as demand deposits with other financial institutions.

   (c) Marketable Securities Marketable securities are classified in two categories and accounted for as follows:

   o Debt securities that HFI has the positive intent and ability to hold to maturity are classified as held-to-maturity securities and reported at amortized cost.

   o All other debt securities and all equity securities are classified as available-for-sale securities and reported at fair value, with unrealized gains and losses, net of tax, excluded from earnings and reported in a separate component of shareholders' equity.

   The determination as to which portfolio to hold each security is made at the time of purchase, based on management's intent.

   Premiums and discounts are amortized or accreted over the term of the related securities using a method that approximates the interest method, adjusted for prepayments. Gains or losses upon sale are determined using the specific identification method.

   Federal law requires a member institution of the Federal Home Loan Bank
(FHLB) system to hold stock of its district FHLB according to a predetermined formula. This stock is recorded at cost and may be pledged to secure FHLB advances.

   (d) Loans Receivable Loans receivable are stated at unpaid principal balances, adjusted for the allowance for loan losses, net deferred loan origination fees and unearned discounts and premiums.

   Discounts and premiums on first mortgage loans are amortized to income using a method that approximates the interest method over the remaining period to contractual maturity, adjusted for prepayments. Discounts on consumer loans are recognized over the lives of the loans using methods that approximate the interest method.

   The allowance for loan losses is increased by charges to income and decreased by charge-offs (net of recoveries). Management's periodic evaluation of the adequacy of the allowance is based on HFI's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrowers ability to repay, estimated value of any underlying collateral and current economic conditions.

   Recognition of interest income on loans is computed using the interest method. Interest on loans that are contractually past due ninety days and over is reserved. Loans are returned to accrual status when the collectibility of past due principal and interest is reasonably assured.


36 Harris Financial, Inc. 1997 Annual Report

                                         Harris Financial, Inc. and Subsidiaries
                                      Notes to Consolidated Financial Statements
                        --------------------------------------------------------
                                                December 31, 1997, 1996 and 1995


(1) Summary of Significant Accounting Policies (continued)

   (d) Loans Receivable (continued) HFI adopted the provisions of Statement of Financial Accounting Standard No. 114, "Accounting by Creditors for Impairment of a Loan", SFAS 114, as amended by SFAS No. 118, "Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosure", SFAS 118, on January 1, 1995. Generally, all non-accrual loans are deemed to be impaired. In addition, management, considering current information and events regarding the borrowers' ability to repay their obligations, considers a loan to be impaired when it is probable that HFI will be unable to collect all amounts due according to the contractual terms of the loan agreement. In evaluating whether a loan is impaired, management considers not only the amount that HFI expects to collect but also the timing of collection. Generally, if a delay in payment is insignificant (e.g. less than 30 days), a loan is not deemed to be impaired.

   When a loan is considered to be impaired, the amount of impairment is measured based on the present value of expected future cash flows discounted at the loan's effective interest rate or, at the loan's market price or fair value of the collateral if the loan is collateral dependent. Historically, the majority of loans deemed to be impaired by management have been collateral dependent. Loans are evaluated individually for impairment. HFI excludes smaller balance, homogeneous loans (e.g. primarily consumer and residential mortgages) from the evaluation for impairment. Impairment losses are excluded from the allowance for possible loan losses. Impaired loans are charged-off when management believes that the ultimate collectibility of a loan is not likely.

   Interest income on impaired loans is generally recorded as payments are collected. Interest on impaired loans that are contractually past due ninety days and over is reserved in accordance with regulatory requirements.

   (e) Loans Held for Sale Mortgage loans originated and intended for sale in the secondary market are carried at the lower of cost or market, net of deferred fees relating to the specific loans. Gains and losses on the sale of loans are determined using the specific identification method.

   (f) Real Estate Held for Investment and Foreclosed Real Estate In 1996, HFI adopted the provisions of Financial Accounting Standard No. 121 (SFAS 121), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of". SFAS 121 provides guidance for recognition and measurement of impairment of long-lived assets, certain identifiable intangibles and goodwill related to both assets to be held and used and assets to be disposed of. The adoption of SFAS 121 did not impact HFI's financial position or results of operations. Real estate properties acquired through loan foreclosure are initially recorded at the lower of the carrying or fair value less estimated costs to sell at the date of foreclosure. At the time of foreclosure the excess, if any, of the carrying value over the estimated fair value of the property is charged to the allowance for loan losses. Real estate properties held for investment are carried at the lower of cost, including cost of improvements and amenities incurred subsequent to acquisition, or estimated net realizable value. Costs relating to development and improvement of property are capitalized, whereas costs relating to holding property are expensed.

   Valuations are periodically performed by management on both real estate held for investment and foreclosed real estate. An allowance for losses is established by a charge to operations if the carrying value of real estate held for investment exceeds its estimated net realizable value, or the carrying value of foreclosed real estate exceeds its estimated fair value.

   (g) Premises and Equipment Buildings, leasehold improvements, furniture, fixtures, and equipment are carried at cost, less accumulated depreciation and amortization. Buildings, furniture, fixtures, and equipment are depreciated using the straight-line method over the estimated useful lives of the assets. The cost of leasehold improvements is being amortized using the straight-line method over the lesser of the estimated useful lives or the terms of the related leases.

   (h) Loan Origination and Commitment Fees and Related Costs Loan fees and certain direct loan origination costs are deferred and the net fee or cost is recognized as an adjustment to interest income using the interest method over the contractual life of the loans. Calculation of the interest method is done on a loan-by-loan basis. The amortization of deferred fees and costs is discontinued on non-performing loans.

   (i) Intangible Assets Deposit premiums are amortized using the straight-line method over the estimated benefit period (approximately 7 years). The amortization period for deposit premiums is subject to periodic review for reasonableness by management.

   (j) Goodwill Goodwill results when, under the purchase method of accounting for acquisitions, the amount paid for the acquired entity is greater than the net of the fair value of the assets acquired less the fair value of the liabilities assumed. HFI amortizes goodwill over the estimated life of the assets acquired (15 years). The amortization period for goodwill is subject to periodic review by management.

   (k) Loan Servicing Effective January 1, 1996, HFI adopted the provisions of Statement of Financial Accounting Standards No. 122, "Accounting for Mortgage Servicing Rights, an amendment of FASB Statement No. 65" (SFAS 122). SFAS 122 amended Statement 65 to require an institution to recognize as separate assets the rights to service mortgage loans for others when a mortgage loan is sold or securitized and servicing rights retained. On January 1, 1997, HFI adopted SFAS No. 125 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities", which supersedes SFAS No. 122. SFAS 125 expands the method of accounting for loan servicing rights to apply to purchased mortgage servicing rights. When capitalizing mortgage servicing rights, HFI allocates the total cost of the mortgage loans (the recorded investment in the mortgage loans including net deferred fees or costs and any purchase premium or discount) to the mortgage servicing rights and the loans (without the mortgage servicing rights) based on their relative fair values. Such fair value is primarily based on observable market prices. Mortgage servicing rights (including purchased mortgage servicing) are amortized in proportion to, and over the period of, estimated net servicing revenue based on management's best estimate of remaining loan lives. The effect of adoption of SFAS 122 was an increase to income of approximately $1,896,000 in 1996.


                                    Harris Financial, Inc. 1997 Annual Report 37

     Harris Financial, Inc. and Subsidiaries
     Notes to Consolidated Financial Statements
--------------------------------------------------------
     December 31, 1997, 1996 and 1995

(1) Summary of Significant Accounting Policies (continued)

   (k) Loan Servicing (continued) HFI measures the impairment of servicing rights based on the difference between the carrying amount of the servicing rights and their current fair value. Impairment of servicing rights is recognized through a valuation allowance. The amount of impairment recognized is the amount by which the capitalized mortgage servicing rights exceed their fair value. For the purpose of evaluating and measuring impairment of capitalized mortgage servicing rights, HFI stratifies those rights based on the predominant risk characteristics of the underlying loans. HFI primarily stratifies mortgage servicing rights by loan type (for example, conventional or government guaranteed and adjustable rate or fixed rate mortgage loans) and interest rate. Valuation techniques for measuring fair value incorporate assumptions that market participants use in estimating future servicing income and expense, including assumptions about prepayment, default and interest rates.

   (l) Income Taxes HFI accounts for income taxes using the asset and liability method. The objective of the asset and liability method is to establish deferred tax assets and liabilities for temporary differences between the financial reporting and tax basis of HFI's assets and liabilities based on enacted tax rates expected to be in effect when such amounts are realized or settled.

   (m) Derivative Financial Instruments HFI has no material involvement with derivative financial instruments that meet the definition of SFAS 119.

   (n) Earnings Per Share Effective December 15, 1997, HFI adopted the provisions of Statement of Financial Accounting Standards No. 128 "Earnings per Share" (SFAS 128). SFAS 128 requires earnings per share to be reported as basic earnings per share and fully diluted earnings per share. Basic earnings per share is based on total weighted average shares outstanding for a given period. Diluted earnings per share is based on total weighted average shares outstanding, and also assumes the exercise or conversion of all potentially dilutive instruments currently outstanding.

   In addition, the earnings per share calculations retroactively reflect the impact of a three for one stock split effected in the form of a stock dividend to shareholders of record as of November 4, 1997. The number of shares (1996 and 1995 restated for the impact of the stock dividend) used to compute fully diluted earnings per share were 34,076,061, 33,268,485 and 33,043,749 in 1997,
1996 and 1995, respectively.

   (o) Dividends HFI may not pay dividends on or repurchase any of its common stock if the effect thereof would reduce net worth below the level of adequate capitalization as defined by the FDIC and the Pennsylvania Department of Banking.

   During 1997, 1996 and 1995, HFI's mutual holding company parent, Harris Financial, MHC, waived all of its dividends due from HFI. These dividends, had they not been waived, would have totaled $5,100,000, $4,930,000, and $4,335,000 in 1997, 1996 and 1995, respectively.

   (p) Stock-Based Compensation In 1996, HFI adopted Statement of Financial Accounting Standard No.123 (SFAS 123), "Accounting for Stock-Based Compensation", for disclosure purposes only. SFAS 123 defines a fair value based method of measuring stock compensation expense. The pro forma disclosure of net income and earnings per share, assuming the adoption of the fair value method for financial statement purposes, is included in footnote 17. HFI continues to account for stock-based compensation under the intrinsic value based method under APB Opinion No. 25.

   (q) Reclassifications Certain amounts in prior years' financial statements may have been reclassified to conform with the current year's classifications.

(2) Regulatory Structure HFI's primary regulators are the Pennsylvania Department of Banking, the Federal Deposit Insurance Corporation (FDIC) and the Federal Reserve (FRB). Both HFI and HSB are also bound by many of the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (FIRREA).

   HFI and HSB are subject to various regulatory capital requirements administered by the federal and state banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory -- and possibly additional discretionary -- actions by regulators that, if undertaken, could have a direct material effect on HFI's financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, HFI must meet specific capital guidelines that involve quantitative measures of HFI's assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. HFI's capital amounts and classifications are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

   Quantitative measures established by regulation to ensure capital adequacy require HFI to maintain minimum amounts and ratios (set forth in the table below) of total and Tier I capital (as defined by the regulations) to risk-weighted assets (as defined), and of Tier I capital (as defined) to average assets (as defined). Management believes, as of December 31, 1997, that HFI meets all capital adequacy requirements to which it is subject.

   As of June 30, 1997, the most recent notification from the Commonwealth of Pennsylvania categorized HFI as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, HFI must maintain minimum total risk-based, Tier I risk-based and Tier I leverage ratios as set forth in the table. There are no conditions or events since that notification that management believes have changed HFI's category.

   HFI's actual capital amounts and ratios are also presented in the following table:


38 Harris Financial, Inc. 1997 Annual Report

                                         Harris Financial, Inc. and Subsidiaries
                                      Notes to Consolidated Financial Statements
                        --------------------------------------------------------
                     All dollar amounts presented in the tables are in thousands

(2) Regulatory Structure (continued)


                                                                                                     To Be Well Capitalized
                                                                            For Capital              Under Prompt Corrective
                                                     Actual              Adequacy Purposes              Action Provisions
                                              -----------------------------------------------------------------------------------
                                               Amount     Ratio       Amount          Ratio           Amount          Ratio
                                              -----------------------------------------------------------------------------------
Harris Financial, Inc. (HFI)
As of December 31, 1997

                                                                  is equal to or  is equal to or  is equal to or  is equal to or
                                                                   greater than    greater than    greater than    greater than
   Total Capital (to Risk Weighted Assets) .. $157,520    13.7%      $ 91,979          8.0%          $114,973         10.0%
                                                                  is equal to or  is equal to or  is equal to or  is equal to or
                                                                   greater than    greater than    greater than    greater than
   Tier 1 Capital (to Risk Weighted
     Assets) ................................  148,906    13.0%        45,989          4.0%            68,984          6.0%
                                                                  is equal to or  is equal to or  is equal to or  is equal to or
                                                                   greater than    greater than    greater than    greater than
   Tier 1 Capital (to Average Assets) .......  148,906     7.5%        80,649          4.0%           100,811          5.0%

As of December 31, 1996
                                                                  is equal to or  is equal to or  is equal to or  is equal to or
                                                                   greater than    greater than    greater than    greater than
   Total Capital (to Risk Weighted Assets) .. $134,539    14.7%      $ 73,151          8.0%           $91,438         10.0%
                                                                  is equal to or  is equal to or  is equal to or  is equal to or
                                                                   greater than    greater than    greater than    greater than
   Tier 1 Capital (to Risk Weighted
     Assets) ................................  126,217    13.8%        36,575          4.0%            54,863          6.0%
                                                                  is equal to or  is equal to or  is equal to or  is equal to or
                                                                   greater than    greater than    greater than    greater than
   Tier 1 Capital (to Average Assets) .......  126,217     8.3%        61,099          4.0%            76,373          5.0%

Harris Savings Bank (HSB)
As of December 31, 1997
                                                                  is equal to or  is equal to or  is equal to or  is equal to or
                                                                   greater than    greater than    greater than    greater than
   Total Capital (to Risk Weighted Assets) .. $147,533   12.9%       $ 91,474          8.0%          $114,343         10.0%
                                                                  is equal to or  is equal to or  is equal to or  is equal to or
                                                                   greater than    greater than    greater than    greater than
   Tier 1 Capital (to Risk Weighted
     Assets) ................................  138,919   12.1%         45,737          4.0%            68,606          6.0%
                                                                  is equal to or  is equal to or  is equal to or  is equal to or
                                                                   greater than    greater than    greater than    greater than
   Tier 1 Capital (to Average Assets) .......  138,919    7.0%         80,558          4.0%           100,697          5.0%

As of December 31, 1996
                                                                  is equal to or  is equal to or  is equal to or  is equal to or
                                                                   greater than    greater than    greater than    greater than
   Total Capital (to Risk Weighted Assets) .. $134,539   14.7%       $ 73,151          8.0%           $91,438         10.0%
                                                                  is equal to or  is equal to or  is equal to or  is equal to or
                                                                   greater than    greater than    greater than    greater than
   Tier 1 Capital (to Risk Weighted
     Assets) ................................  126,217   13.8%         36,575          4.0%            54,863          6.0%
                                                                  is equal to or  is equal to or  is equal to or  is equal to or
                                                                   greater than    greater than    greater than    greater than
   Tier 1 Capital (to Average Assets) .......  126,217    8.3%         61,099          4.0%            76,373          5.0%


   The Pennsylvania Department of Banking also required minimum regulatory leverage capital of 3% and risk-based capital of 8% as of December 31, 1997 and December 31, 1996. Both HFI and HSB exceeded minimum regulatory capital levels at December 31, 1997 and 1996.

(3) Corporate Reorganization and Stock Issuance On January 25, 1994, Harris Savings Bank (HSB) reorganized into a Pennsylvania chartered mutual holding company through a purchase and assumption of assets and liabilities whereby HSB:
(i) incorporated a Pennsylvania capital stock savings bank; (ii) transferred most of its assets (except $1.0 million) and all of its liabilities, including all of its deposit liabilities, to the newly-formed bank in exchange for all of the common stock of HSB not sold in the Offering; and (iii) adopted a new charter issued by the Pennsylvania Department of Banking changing its form to that of a state chartered mutual holding company. Each savings account of Harris Savings Bank at the time of the reorganization became a savings account in the newly-formed bank in the same amount and upon the same terms and conditions, except the holder of each such deposit account retains liquidation rights with respect to the holding company rather than HSB.

   Prior to the reorganization, HSB received the approval of the Federal Reserve, the Department of Banking and the FDIC for transactions contemplated by the plan of reorganization. The plan of reorganization authorized HSB to offer stock in one or more stock offerings up to a maximum of 49% of the issued and outstanding shares of its common stock. The common stock was offered on a priority basis to: (i) eligible depositors as of December 31, 1992; (ii) the employee stock ownership plan (ESOP); (iii) officers, trustees and employees of HSB, and HSB's recognition and retention plans (RRP); (iv) other depositors and borrowers as of October 29, 1993; and (v) the general public. Subscriptions received during the offering period which ended December 29, 1993, including shares reserved for the ESOP, exceeded the maximum offering of 7,500,000 shares ($25,000,000). As a result of the maximum subscription, Harris Financial, MHC (mutual holding company) received 25,500,000 shares (76.4%) of Harris Savings Bank (stock bank) stock. Also, the ESOP received 742,500 shares and the RRP received 375,000 shares.

   As a result of the stock offering, Harris Savings Bank received gross proceeds of $25,250,000. Expenses associated with the offering totaled $1,533,000, resulting in net capital additions to HSB of $23,717,000. HSB recorded common stock at par of $111,000 and paid in capital of $23,606,000 from the stock issuance.

   On September 17, 1997, Harris Savings Bank and its existing mutual holding company, Harris Financial, MHC, reorganized into a two-tier mutual holding company structure with the establishment of a state chartered holding company, Harris Financial, Inc. (HFI), as the parent of HSB. Under the terms of this reorganization, each share of Harris Savings Bank stock was exchanged for one share of Harris Financial Inc., stock.

   The reorganization was accounted for in a manner similar to a pooling of interests. Accordingly, the prior period consolidated financial statements of Harris Financial, Inc. are identical to the prior period consolidated financial statements of Harris Savings Bank.

   Prior to the consummation of this reorganization, the Registrant received the approval of the Federal Reserve, the Pennsylvania Department of Banking, and the FDIC.


                                    Harris Financial, Inc. 1997 Annual Report 39

                                         Harris Financial, Inc. and Subsidiaries
                                      Notes to Consolidated Financial Statements
                        --------------------------------------------------------
                    All dollar amounts presented in the tables are in thousands.


(3) Corporate Reorganization and Stock Issuance (continued)

   On October 21, 1997, the Board of Directors of Harris Financial, Inc. declared a 3 for 1 stock split to be effected in the form of a dividend to stockholders of record as of November 4, 1997, and payable on November 18, 1997. All share and per share information in this annual report has been restated to reflect the stock split as if it had been in effect during all periods presented.

(4) Marketable Securities The amortized cost, gross unrealized holding gains, gross unrealized holding losses, and fair value for held-to-maturity and available-for-sale securities by major security type at December 31, 1997, were as follows:



                                                       Gross        Gross
                                                    Unrealized    Unrealized
                                         Amortized    Holding       Holding        Fair
                                            Cost       Gains         Losses        Value
                                        --------------------------------------------------
Held-to-maturity:
U.S. Government and agencies .......    $   67,933    $   721      $     (3)    $   68,651
Mortgage-backed securities:
   FNMA PCs ........................         4,050        100             0          4,150
   Private issue CMOs ..............        24,429        315             0         24,744
                                        --------------------------------------------------
Total mortgage-backed securities ...        28,479        415             0         28,894
                                        --------------------------------------------------
Total securities held-to-maturity ..    $   96,412    $ 1,136      $     (3)    $   97,545
                                        ==================================================

Available-for-sale:
U.S. Government and agencies .......    $  184,033    $   938      $   (468)    $  184,503
Corporate bonds ....................        20,117         27           (29)        20,115
Municipal obligations ..............       109,351      4,672             0        114,023
FHLB stock .........................        30,027          0             0         30,027
Other equities .....................       116,802      8,491          (503)       124,790
Asset-backed securities ............        24,551        295            (9)        24,837
Mortgage-backed securities:
   FHLMC PCs .......................         2,920        146             0          3,066
   FNMA CMOs .......................       151,067      1,368            (2)       152,433
   FHLMC CMOs ......................       272,927      1,761          (407)       274,281
   Private issue CMOs ..............       173,419      1,326           (38)       174,707
                                        --------------------------------------------------
Total mortgage-backed securities ...       600,333      4,601          (447)       604,487
                                        --------------------------------------------------
Total securities
  available-for-sale................    $1,085,214    $19,024      $ (1,456)    $1,102,782
                                        ==================================================

   The amortized cost and fair value of marketable securities at December 31, 1997 by expected maturity are shown below.

                                           Amortized         Fair
                                             Cost            Value
                                         ---------------------------

Held-to-maturity:
Due in one year or less ..............   $     9,999     $    10,013
Due after one year through
  five years..........................        57,434          58,138
Due after five years through
  ten years...........................           500             500
Mortgage-backed securities ...........        28,479          28,894
                                         ---------------------------
   Total securities held-to-maturity .   $    96,412     $    97,545
                                         ===========================

Available-for-sale:
Due in one year or less ..............   $   129,811     $   130,414
Due after one year through
  five years..........................       109,497         111,253
Due after five years through
  ten years...........................        68,469          71,226
Due after ten years ..................         5,724           5,748
Equity securities ....................       146,829         154,817
Asset-backed securities ..............        24,551          24,837
Mortgage-backed securities ...........       600,333         604,487
                                         ---------------------------
   Total securities
     available-for-sale...............   $ 1,085,214     $ 1,102,782
                                         ===========================


40 Harris Financial, Inc. 1997 Annual Report

                                         Harris Financial, Inc. and Subsidiaries
                                      Notes to Consolidated Financial Statements
                        --------------------------------------------------------
                    All dollar amounts presented in the tables are in thousands.


(4) Marketable Securities (continued) Marketable securities having a market value of $5,093,750 at December 31, 1997 were pledged to secure public deposits. Marketable securities having a market value of $690,867,000 were pledged as collateral for FHLB advances at December 31, 1997.

   The amortized cost, gross unrealized holding gains, gross unrealized holding losses, and fair value for held-to-maturity and available-for-sale securities by major security type at December 31, 1996, were as follows:

                                                        Gross        Gross
                                                     Unrealized   Unrealized
                                         Amortized     Holding      Holding      Fair
                                           Cost         Gains       Losses       Value
                                         ----------------------------------------------
Held-to-maturity:
U.S. Government and agencies ......      $ 72,513    $  408       $  (138)     $ 72,783
Mortgage-backed securities:
   FNMA PCs .......................         4,780       121             0         4,901
   Private issue CMOs .............        32,124       110            (6)       32,228
                                         ----------------------------------------------
Total mortgage-backed securities ..        36,904       231            (6)       37,129
                                         ----------------------------------------------
Total securities
  held-to-maturity ................      $109,417      $639         $(144)     $109,912
                                         ==============================================

Available-for-sale:

U.S. Government and agencies ......      $143,370       312       $  (961)     $142,721
Corporate bonds ...................        17,000         0          (340)       16,660
SBAs ..............................        31,522       183             0        31,705
Municipal obligations .............        89,840     1,294          (979)       90,155
FHLB stock ........................        20,972         0             0        20,972
Other equities ....................        81,915     4,966           (45)       86,836
Asset-backed securities ...........         2,756         2             0         2,758
Mortgage-backed securities:
   FNMA PCs .......................        10,040        37             0        10,077
   FHLMC PCs ......................        70,942     1,147          (231)       71,858
   GNMA PCs .......................         1,565        28             0         1,593
   Private issue PCs ..............        36,598       155            (4)       36,749
   FNMA CMOs ......................        62,597       106            (5)       62,698
   FHLMC CMOs .....................       122,851       145          (130)      122,866
   Private issue CMOs .............        21,732       165           (52)       21,845
                                         ----------------------------------------------
Total mortgage-backed securities ..       326,325     1,783          (422)      327,686
                                         ----------------------------------------------
Total securities available-for-sale      $713,700    $8,540       $(2,747)     $719,493
                                         ==============================================


   Activity from the sale of marketable securities is as follows:

                    1997         1996        1995
                  --------------------------------
Proceeds ......   $499,633     $421,605     $2,701
                  ================================
Gross gains ...   $  4,280     $    514     $  110
Gross losses ..        223        1,698          0
                  --------------------------------
Net gain
  (loss).......   $  4,057     $ (1,184)    $  110
                  ================================

   All sales of marketable securities occurred in the available-for-sale portfolio in 1997, 1996 and 1995. (5) Loans Receivable Loans receivable at December 31 are summarized as follows:


                                    Harris Financial, Inc. 1997 Annual Report 41

Harris Financial, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------
All dollar amounts presented in the tables are in thousands.

(5) Loans Receivable Loans receivable at December 31 are summarized as follows:

                                                              1997       1996
                                                            -------------------
First mortgage loans (principally conventional):
Principal balances:
   Secured by 1-4 family residences ......................  $539,248   $514,694
   Construction loans (net of undistributed portion of
     $29,338 and $27,401).................................    35,209     25,647
   Other .................................................     1,605     21,777
                                                            -------------------
                                                             576,062    562,118

Less:
   Unearned premiums .....................................       855      (327)
   Net deferred loan origination fees ....................     8,147      8,577
                                                            -------------------
   Total first mortgage loans ............................   567,060    553,868
                                                            -------------------

Commercial loans:
Principal balances:
   Secured by other residential real estate properties ...    15,635     21,299
   Commercial ............................................    65,620     17,636
                                                            -------------------
                                                              81,255     38,935

Less:
   Unearned premiums .....................................       534       (88)
                                                            -------------------
   Total commercial loans ................................    80,721     39,023
                                                            -------------------

Consumer and other loans:
Principal balances:
   Mobile Home ...........................................    71,356     65,794
   Home equity and second mortgage .......................   155,861    153,464
   Other .................................................     9,097      5,672
                                                            -------------------
                                                             236,314    224,930

Plus:
   Net deferred loan origination costs ...................       499        537
   Dealer reserves .......................................    14,504     13,880
                                                            -------------------
   Total consumer and other loans ........................   251,317    239,347
                                                            -------------------
Less allowance for loan losses ...........................     8,614      8,322
                                                            -------------------
   Net loans .............................................  $890,484   $823,916
                                                            ===================

   Loans having a carrying value of $586,362,000 were pledged as collateral for FHLB advances at December 31, 1997.

   Activity in the allowance for loan losses is summarized as follows for the years ended December 31:

                                        1997        1996        1995
                                         -------------------------------
Balance at beginning of year ....         $8,322      $6,114      $6,269
Addition due to acquisition .....              0       1,074           0
Provision charge to income ......            610       1,957           0
Charge-off and recoveries, net...           (318)       (823)       (155)
                                         -------------------------------
Balance at end of year ..........         $8,614      $8,322      $6,114
                                         ===============================

   Nonaccrual and renegotiated loans for which interest has been reduced totaled approximately $6,938,000, $5,625,000 and $1,947,000 at December 31, 1997, 1996
and 1995, respectively. Interest income foregone on these loans amounted to $360,000, $293,000 and $76,000 during 1997, 1996 and 1995, respectively.

   At December 31, 1997 and 1996, HFI had no impaired loans, as all impaired loans were deemed uncollectable and charged off as of the respective year end. Consequently, HFI recorded no impairment loss reserves at December 31, 1997 and 1996. HFI's average carrying value of impaired loans was $0 in both 1997 and 1996. No interest income was recognized on impaired loans during 1997 and 1996.


42 Harris Financial, Inc. 1997 Annual Report

                                         Harris Financial, Inc. and Subsidiaries
                                      Notes to Consolidated Financial Statements
                        --------------------------------------------------------
                    All dollar amounts presented in the tables are in thousands.

(5) Loans Receivable (continued) In connection with identified violations of internal control policies and certain unauthorized external activities concerning HFI's relationship with a mortgage brokering company that followed the acquisition of First Harrisburg by HFI, a $4.3 million loss was incurred in 1996. Approximately $1.6 million of this was recovered in 1997 and is included in other non-interest income.

(6) Loan Servicing Mortgage loans serviced for others are not included in the accompanying consolidated statements of financial condition. The unpaid principal balances of these loans at December 31 are summarized as follows:

                                             1997           1996          1995
                                         --------------------------------------
Mortgage loan portfolios serviced for:
FHLMC ................................   $  670,426     $  645,403     $424,188
FNMA .................................      328,086        349,671       22,094
Other investors ......................       68,389         68,912        1,476
                                         --------------------------------------
                                         $1,066,901     $1,063,986     $447,758
                                         ======================================

   Activity associated with mortgage servicing rights is summarized as follows:

                                     Purchased     Originated       Total
                                     -------------------------------------
Balance at December 31, 1995 ....     $ 5,489        $    0         $5,489
Acquired in business
  combination....................       2,120           132          2,252
Additions .......................       3,708         2,411          6,119
Amortization ....................      (1,081)         (393)        (1,474)
Net change in valuation
  allowance......................        (122)            0           (122)
                                     -------------------------------------
Balance at December 31, 1996 ....      10,114         2,150         12,264
Additions .......................           0         1,152          1,152
Amortization ....................      (1,432)         (154)        (1,586)
                                     -------------------------------------
Balance at December 31, 1997 ....     $ 8,682        $3,148        $11,830
                                     =====================================

   Custodial escrow balances maintained in connection with the foregoing loan servicing were approximately $10,106,000 and $11,347,000 at December 31, 1997 and 1996, respectively.

(7) Real Estate HFI and its wholly-owned subsidiaries have direct investments in real estate projects and participate in joint ventures with third parties engaged primarily in acquiring, developing and constructing residential housing units. Real estate held at December 31 is summarized as follows:

                                                        1997          1996
                                                      ----------------------
Investments in real estate partnerships, gross .....  $ 2,032       $ 3,104
Equity in partnerships .............................     (450)         (363)
Reserves ...........................................   (1,595)       (1,843)
                                                      ----------------------
Investments in real estate partnerships, net .......      (13)          898
Foreclosed real estate .............................    6,711         7,042
                                                      ----------------------
                                                      $ 6,698       $ 7,940
                                                      ======================

   Income from real estate operations for the years ended December 31 is as follows:
                                                      1997     1996      1995
                                                      ------------------------
Equity income (losses) in partnerships ..........     $  0    $  15      $(69)
Net gain (loss) on sale of foreclosed
  real estate....................................      191     (250)      113
Foreclosed real estate income, net ..............      579      590       498
                                                      ------------------------
   Net income ...................................     $770     $355      $542
                                                      ========================

                                    Harris Financial, Inc. 1997 Annual Report 43

     Harris Financial, Inc. and Subsidiaries
     Notes to Consolidated Financial Statements
--------------------------------------------------------
     All dollar amounts presented in the tables are in thousands.


(7) Real Estate (continued) Summaries of assets, liabilities and partners' equity (deficit) of the partnerships and operations for the years ended December 31, 1997, 1996 and 1995 are as follows:

                                                  1997        1996       1995
                                                 ------------------------------
Assets:
Cash .......................................     $   46      $   12      $   72
Land, buildings and construction
  in progress...............................      1,865       2,892       2,513
Other assets ...............................        132         372         538
                                                 ------------------------------
   Total assets ............................     $2,043      $3,276      $3,123
                                                 ==============================

Liabilities and partners' deficit:
Mortgage loans payable to the Bank .........     $1,973      $3,104      $2,992
Other liabilities ..........................        914         706         847
                                                 ------------------------------
   Total liabilities .......................      2,887       3,810       3,839
                                                 ==============================

Partners' deficit:
HS Service Corporation .....................       (535)       (423)       (358)
Second Harrisburg Service Corporation ......         86         116           0
Other ......................................       (395)       (227)       (358)
                                                 ------------------------------
   Total partners' deficit .................       (844)       (534)       (716)
                                                 ------------------------------
   Total liabilities and partners'
     deficit ...............................     $2,043      $3,276      $3,123
                                                 ==============================

Operations of partnerships:
   Real estate sales .......................       $708        $652        $425
   Other income ............................         53           8          34
                                                 ------------------------------
                                                    761         660         459
Cost of sales ..............................       (554)       (387)       (273)
Selling and other expenses .................       (226)       (298)       (320)
                                                 ------------------------------
   Net loss ................................       $(19)       $(25)      $(134)
                                                 ==============================

(8) Premises and Equipment A summary of premises and equipment at December 31, 1997 and 1996 follows:

                                                                 Estimated
                                   1997             1996        Useful Lives
                                --------------------------------------------
Land .....................      $  2,315           $2,315
Buildings and
  improvements............        13,051           11,706        5-50 years
Leasehold Improvements ...         2,313            2,126        5-10 years
Furniture and equipment ..        13,666           10,346        5-10 years
Automobiles ..............           142              164           3 years
Software .................         2,628            1,783         3-5 years
Accumulated
  depreciation ...........       (15,393)         (13,845)
                                --------------------------------------------
                                $ 18,722         $ 14,595
                                ============================================

   Depreciation expense for the years 1997, 1996, 1995 amounted to $1,551,000, $1,216,000, and $934,000 respectively.

(9) Accrued Interest Receivable Accrued Interest receivable at December 31 is summarized as follows:

                                     1997          1996
                                   ---------------------
Government and other
  securities...................    $ 5,377        $5,530
Mortgage-backed securities ....      3,062         2,021
Loans receivable ..............      5,099         4,501
                                   ---------------------
                                   $13,538       $12,052
                                   =====================


44 Harris Financial, Inc. 1997 Annual Report

                                         Harris Financial, Inc. and Subsidiaries
                                      Notes to Consolidated Financial Statements
                        --------------------------------------------------------
                    All dollar amounts presented in the tables are in thousands.


(10) Intangible Assets Harris Financial, Inc. (HFI), the holding company for Harris Savings Bank, was organized in September, 1997. The $94,000 cost associated with the holding company formation is being amortized over a five year period. In November 1995, HFI and First Harrisburg Bancor, Inc. ("First Harrisburg"), a local thrift institution, signed a definitive agreement for HFI to acquire First Harrisburg. The acquisition, which was consummated on April 19, 1996, was a 100% cash purchase of all outstanding First Harrisburg common shares at $14.77 per share, which resulted in a total cost of approximately $38 million, and was accounted for by HFI as a purchase transaction. As of April 19, 1996, First Harrisburg had total assets of approximately $276.6 million and total liabilities of approximately $252.2 million. HFI recorded approximately $13.8 million of goodwill upon consummation of this acquisition, which is being amortized over a fifteen year period using the straight-line method.

   Effective September 29, 1995, Harris Savings Bank completed an acquisition of two banking offices located in Hagerstown, Maryland from Columbia First Bank. The acquisition included the purchase of $126.0 million in deposit liabilities, $115.4 million of cash and cash equivalents, and $.3 million in selected loans and fixed assets. The acquisition was accounted for as a purchase and resulted in a deposit premium of $10.4 million, which is being amortized over a seven year period using the straight-line method.

   The activity in intangible assets was as follows:

                                 Deposit               Organization
                                 Premium      Goodwill     Costs     Total
                                 -------------------------------------------

Balance at December 31,
  1995......................     $ 9,986      $     0      $ 0      $ 9,986
Additions ..................           0       13,816        0       13,816
Amortization ...............      (1,479)        (628)       0       (2,107)
                                 -------------------------------------------
Balance at December 31,
  1996......................     $ 8,507      $13,188      $ 0      $21,695
Additions ..................           0            0       94           94
Amortization ...............      (1,479)        (908)      (6)      (2,393)
                                 -------------------------------------------
Balance at December 31,
  1997......................     $ 7,028      $12,280      $88      $19,396
                                 ===========================================
Accumulated amortization ...     $ 3,332      $ 1,536      $ 6      $ 4,874
                                 ===========================================

(11) Deposits HFI pays deposit insurance premiums to the Savings Association Insurance Fund ("SAIF") of the FDIC. HFI's deposit insurance premium rate was
 .064% for 1997 and .23% for 1996 and 1995 of its assessed deposit base. This resulted in total premiums assessed of $751,000, $2,261,000 and $2,115,000 in 1997, 1996 and 1995, respectively. In addition, on September 30, 1996, the President signed into law the Deposit Insurance Funds Act of 1996 to recapitalize the Savings Association Insurance Fund ("SAIF") administered by the Federal Deposit Insurance Corporation ("FDIC") and to provide for repayment of the Financial Institution Collateral Obligation bonds issued by the United States Treasury Department. The FDIC levied a one-time special assessment on SAIF deposits equal to 65.7 cents per $100 of the SAIF-assessable deposit base as of March 31, 1995. The one-time special assessment amounted to an additional expense to HFI of approximately $7.0 million in 1996.

   Interest expense on deposits for the years ended December 31 is summarized as follows:

                                     1997           1996           1995
                                   -------------------------------------
Money market ..............        $ 5,309         $4,853        $ 3,036
Savings ...................          4,021          4,171          4,679
NOW .......................          1,242          1,112          1,064
Certificates of
  deposit (1)..............         43,760         45,615         37,871
Clubs .....................             51             53             55
                                   -------------------------------------
                                   $54,383        $55,804        $46,705
                                   =====================================

(1) On December 11, 1997, HFI participated in a brokered certificate of deposit transaction with Merrill Lynch. The amount of the transaction was $25,000,000 with a maturity of 3 years. The certificates of deposit were issued in denominations of less than $100,000.

(12) Other Borrowings  Borrowed funds at December 31 are summarized as follows:

                                  1997             1996
                              ----------------------------
FHLB advances ........        $ 575,440          $ 419,146
Repurchase
  agreements..........          277,548                  0
ESOP loan ............              990              1,485
                              ----------------------------
Total other
  borrowings..........        $ 853,978          $ 420,631
                              ============================

   Pursuant to collateral agreements with the FHLB, advances are fully secured by certain debt securities and qualifying first mortgage loans. There were available lines of credit totaling $811,700,000 and $959,949,000 at December 31, 1997 and 1996, respectively.

   In conjunction with the corporate reorganization and stock issuance accomplished on January 25, 1994, as discussed in note (3), HFI borrowed $2,475,000 from an unrelated local institution to fund the purchase of 742,500 shares of HFI stock. The purpose of this stock purchase was to establish HFI's ESOP. The terms of the ESOP borrowing include five equal annual principal installments of $495,000 beginning January 25, 1995 and on the last day of January each year thereafter until retirement of the debt. Interest on the borrowing accrues at the rate of 5.75% per annum and is payable monthly.

                                    Harris Financial, Inc. 1997 Annual Report 45

     Harris Financial, Inc. and Subsidiaries
     Notes to Consolidated Financial Statements
--------------------------------------------------------
    All dollar amounts presented in the tables are in thousands.



(12) Other Borrowings (continued) During 1997 and 1996, HFI sold repurchase agreements, the average balance of which was $165,371,000 and $22,855,000 for the years ended December 31, 1997 and 1996, respectively. The highest month-end balance outstanding was $284,440,500 and $54,605,000 during the years 1997 and 1996, respectively. The securities underlying the agreements were under HFI's control.

   At December 31, 1997, FHLB advances consisted of the following:

                        Weighted
   Amount             Average Rate           Maturities
-------------------------------------------------------
$  198,730                5.93%                 1998
    26,710                6.43%                 1999
    25,000                6.20%                 2000
   150,000                5.97%                 2001
   175,000                5.52%                 2002
-------------------------------
$  575,440                5.85%
===============================

   Interest expense on other borrowings for the years ended December 31 is summarized as follows:

                                1997            1996             1995
                             ----------------------------------------
FHLB advances .......        $ 29,693        $ 10,040           $ 646
Repurchase
  agreements.........           8,834           1,265             100
ESOP ................              59              87             117
                             ----------------------------------------
                             $ 38,586        $ 11,392           $ 863
                             ========================================

(13) Restrictions Retained earnings are partially restricted in connection with regulations related to the insurance of deposit accounts which require HFI to maintain certain statutory reserves. HFI is required, by the Federal Reserve Bank, to maintain cash reserves. At December 31, 1997, HFI's reserve requirement was $6,758,000.

(14) Financial Instruments with Off-Balance Sheet Risk and Concentrations of Credit Risk HFI issues financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of its customers. These financial instruments include commitments to extend credit and performance standby letters of credit. These instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the balance sheet.

   At December 31, 1997 and 1996, HFI had the following off-balance sheet risk items:

                                                       1997            1996
                                                     ------------------------
Commitments:
To extend credit:
   Unused open-end consumer lines of
     credit .................................        $ 37,017        $ 41,287
   Unused open-end commercial lines of
     credit..................................          26,423          45,214
   Funds available on construction loans ....          29,338          27,401
   Loan originations and purchases ..........          23,380          18,677
To sell loans ...............................          12,098           9,053
To purchase marketable securities ...........          56,915          13,745
Performance standby letters of credit .......           2,281           3,206

   Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

   HFI evaluates each customer's credit worthiness on a case-by-case basis. The amount of collateral obtained if deemed necessary by HFI upon extension of credit is based on management's credit evaluation of the customer. Collateral held includes residential and income-producing commercial properties.

   Performance standby letters of credit are conditional commitments issued by HFI to guarantee the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements, including commercial paper, bond financing and similar transactions. The terms of the letters of credit vary from 6 months to 36 months and may have renewal features. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loans to customers. HFI holds collateral supporting those commitments for which collateral is deemed necessary.

   Most of HFI's business activity is with customers located within HFI's defined market area. HFI grants commercial, residential and consumer loans throughout central Pennsylvania. Since the majority of the HFI's loan portfolio is located in central Pennsylvania, a substantial portion of HFI's debtors' ability to honor their contracts and increases or decreases in the market value of the real estate collateralizing such loans may be significantly affected by the level of economic activity in this area.


46 Harris Financial, Inc. 1997 Annual Report

                                         Harris Financial, Inc. and Subsidiaries
                                      Notes to Consolidated Financial Statements
                        --------------------------------------------------------
                    All dollar amounts presented in the tables are in thousands.



(15) Employee Benefits HFI has a qualified non-contributory defined benefit pension plan covering substantially all of its employees. Benefits are based on years of service and the employee's average monthly pay using the five highest years of employment. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

   The following sets forth the plan's funded status and amounts recognized in HFI's statement of financial condition at December 31, 1997 and 1996:


                                                                 1997                 1996
                                                               ----------------------------
Actuarial present value of benefit obligations:

Accumulated benefit obligation:
   Vested ...............................................      $ 7,082              $ 6,523
   Non-vested ...........................................          142                  123
                                                               ----------------------------
                                                                 7,224                6,646
Effect of projected future compensation .................        2,575                2,502
                                                               ----------------------------
Projected benefit obligation for service rendered
  to date................................................        9,799                9,148
Plan assets at fair value ...............................       12,192               10,999
                                                               ----------------------------
Plan assets above projected benefit obligation ..........        2,393                1,851
Unrecognized net (gain) .................................       (2,033)              (1,025)
Unrecognized prior service cost .........................          180                  195
Unrecognized net asset being amortized over 22 years ....         (422)                (461)
                                                               ----------------------------
   Prepaid pension costs ................................      $   118              $   560
                                                               ============================

   The components of net pension expense for the years ended December 31, 1997, 1996 and 1995 are as follows:


                                                                          1997        1996         1995
                                                                        ---------------------------------
Service cost benefits earned during the period ......................   $   679     $   591      $   483
Interest cost on projected benefit obligation .......................       652         593          558
Actual return on plan assets ........................................    (1,695)     (1,335)      (1,534)
Net amortization and deferral of gains and (losses) (1) .............       807         527          845
                                                                        ---------------------------------
   Net pension expense ..............................................      $443        $376         $352
                                                                        =================================

(1) This item is comprised of:

Current year's net asset gain deferred for later recognition ........   $   837     $   550      $   869
Amortization of prior service cost ..................................        15          15           15
Amortization of unrecognized net asset or obligation at transaction .       (38)        (38)         (39)
Amortization of net gain ............................................        (7)          0            0
                                                                        ---------------------------------
                                                                        $    807    $   527      $   845
                                                                        =================================

   Assumptions used to develop the net pension cost were:

                                                  1997     1996     1995
                                                  -----------------------
Discount rate .............................       7.5%     7.5%     7.0%
Expected long-term rate of return on assets       8.0%     8.0%     8.0%
Rate of increase in compensation levels ...       5.0%     5.0%     4.5%

   Assets of HFI's qualified non-contributory defined benefit pension plan consist primarily of U.S. Government securities, corporate bonds, and equity securities.

   HFI also has a defined contribution plan covering substantially all employees. HFI will provide a matching contribution of 25% of employee contributions to a maximum of 6% of employee compensation. Pension plan expense related to the defined contribution plan was $93,000, $73,000, and $61,000 in 1997, 1996 and 1995, respectively.

   In addition to pension benefits, HFI provides certain health care and supplemental retirement benefits for retired employees. HFI accounts for these postretirement benefits under the accrual method of accounting for postretirement benefits other than pensions. The components of net periodic postretirement benefit cost for the years ended December 31, 1997 and 1996 are as follows:


                                                        1997       1996       1995
                                                       ----------------------------
Net periodic postretirement benefit cost:
Service cost ....................................      $  71      $ 120       $ 124
Interest cost ...................................        116        129         139
Amortization of unrecognized prior service
  cost ..........................................        (22)         4          (9)
                                                       ----------------------------
   Total net periodic postretirement benefit
     cost........................................      $ 165      $ 253       $ 254
                                                       ============================


                                    Harris Financial, Inc. 1997 Annual Report 47

     Harris Financial, Inc. and Subsidiaries
     Notes to Consolidated Financial Statements
--------------------------------------------------------
     All dollar amounts presented in the tables are in thousands.

(15) Employee Benefits (continued)
                                                  1997     1996
                                                ---------------
Accumulated postretirement benefit obligation:

Fully eligible active and former members ....   $  180   $  345
Other active members ........................      967      978
Retired members .............................      573      414
                                                ---------------
                                                 1,720    1,737
Unrecognized net gain .......................      577      623
                                                ---------------
Accumulated postretirement benefit obligation
   recognized in the statement of
   condition ................................   $2,297   $2,360
                                                ===============

   The postretirement benefit obligation was determined using a discount rate of 7.5%. The assumed health care cost rate used in measuring the accumulated postretirement benefit obligation was 7.5% in 1997, decreasing by 0.5% per year to an ultimate rate of 5.5% in 2001 and thereafter over the projected period of benefits.

   The health care cost trend assumption has a significant impact on the amounts reported. For example, a 1.0% increase in the health care trend rate would increase the accumulated postretirement benefits obligation by approximately $372,000 at December 31, 1997 and increase the aggregate of the service and interest cost components by $53,000 for the year ended December 31, 1997.

(16) Employee Stock Ownership Plan On January 25, 1994, HFI established a leveraged employee stock ownership plan (ESOP) for the benefit of substantially all employees. HFI makes annual contributions to the ESOP equal to the ESOP's debt service less dividends received on unearned shares. The ESOP shares initially were pledged as collateral for its debt. As the debt is repaid, shares are released from collateral and become eligible for allocation to employee accounts. Actual ESOP share allocations to employee accounts are based on each employee's relative portion of HFI's total eligible compensation recorded during the year shares are earned. ESOP compensation expense was $1,633,000, $838,000 and $854,000 for 1997, 1996 and 1995, respectively.

   HFI accounts for its ESOP in accordance with Statement of Position 93-6. Accordingly, the debt of the ESOP is recorded as debt of HFI and the shares pledged as collateral are reported as unearned ESOP shares in Harris Financial, Inc.'s statement of condition. As shares are earned, HFI reports compensation expense equal to the current market price of the shares, and the shares become outstanding for earnings-per-share (EPS) computations. Dividends on allocated ESOP shares are recorded as a reduction of retained earnings; dividends on unallocated ESOP shares are recorded as a reduction of accrued interest.

   The ESOP shares as of December 31, 1997, 1996 and 1995 were as follows:

                                                     1997       1996     1995
                                                   -----------------------------
Allocated shares .................................  277,344   187,695   101,016
Shares released for allocation ...................  147,300   104,784    47,484
Earned shares not yet released for allocation ....  148,500   148,500   148,500
Shares distributed ...............................  (25,135)  (16,335)   (4,521)
Unearned shares ..................................  148,500   297,000   445,500
                                                   -----------------------------
                                                    696,509   721,644   737,979
                                                   =============================
Fair value of unearned shares at December 31 ..... $  2,951   $ 1,807  $  2,970
                                                   =============================

(17) Stock Award and Option Plans HFI's stock award plans include the Recognition and Retention Plan for Officers and Employees and the Recognition and Retention Plan for Outside Directors (the "RRPs") which were established on January 25, 1994 (note 3). The RRPs provide for the granting of restricted stock awards to key employees and unrestricted stock awards to outside directors. Restricted stock awards will vest only if HFI achieves certain financial goals over one-year performance periods. Recipients of restricted and unrestricted stock awards are not required to provide consideration to HFI other than rendering service and have the right to vote the shares and receive dividends.


48 Harris Financial, Inc. 1997 Annual Report

                                         Harris Financial, Inc. and Subsidiaries
                                      Notes to Consolidated Financial Statements
                        --------------------------------------------------------
                    All dollar amounts presented in the tables are in thousands.


(17) Stock Award and Option Plans (continued) The following table summarizes the activity in HFI's RRPs during 1997, 1996 and 1995:


                               Restricted  Unrestricted  Shares in      Total
                                Shares (1)  Shares (1)  Suspense (1)  Shares (1)
                               -------------------------------------------------
Plan activity during 1995:
Unearned at December 31,
  1994.......................    132,000      60,000      156,750     348,750
  Earned ....................    (29,775)    (23,997)           0     (53,772)
                               -------------------------------------------------
Unearned at December 31,
  1995.......................    102,225      36,003      156,750     294,978

Plan activity during 1996:
  Earned ....................    (29,775)    (20,997)           0     (50,772)
                               -------------------------------------------------
Unearned at December 31,
  1996.......................     72,450      15,006      156,750     244,206

Plan activity during 1997:
Forfeited ...................    (16,875)          0       16,875           0
Awarded .....................          0       4,500       (4,500)          0
Earned ......................    (36,225)    (15,506)           0     (51,731)
                               -------------------------------------------------
Unearned at December 31,
  1997.......................     19,350       4,000      169,125     192,475
                               =================================================

   At the time of inception of the RRPs, the cost of the plan shares was recorded as unearned compensation in stockholders' equity. As granted shares are earned, compensation is charged to expense at market value (restricted shares) or at cost (unrestricted shares), unearned compensation is reduced at share cost ($3.33 per share), thereby increasing stockholders' equity, and paid in capital is increased by the appreciated portion of the restricted shares' market value. HFI recorded compensation expense for earned RRP shares totaling $592,000, $237,000 and $276,000 in 1997, 1996 and 1995, respectively.

   HFI's stock option plans include the 1994 Incentive Stock Option Plan for key employees and the 1994 Stock Option Plan for Outside Directors ("the Option Plans") which were established on January 25, 1994 (note 3). Recipients of options under the Option Plans are required to pay consideration to HFI to exercise option shares as well as render service over the applicable vesting periods. Recipients of options have no rights with respect to share voting or receipt of dividends on unexercised option shares. Stock options under the Option Plans vest over periods of one to five years, or at the time of certain qualified events, and are exercisable within a ten-year period from the date options become vested.

   The Board of Directors has adopted the HFI 1996 Stock Option Plan ("the 1996 Stock Option Plan") and has reserved 75,000 shares of Common Stock for issuance under the plan. This plan was approved by the stockholders at the annual meeting of stockholders on April 16, 1996. Recipients of options under the 1996 Stock Option Plan are required to pay consideration to HFI to exercise option shares as well as render service over the applicable vesting periods. Recipients of options have no rights with respect to share voting or receipt of dividends on unexercised option shares. Stock options under the 1996 Stock Option Plan vest over a period of three years, or at the time of certain qualified events, and are exercisable within a ten-year period from the date the options become vested.

The following table presents the activity in HFI's option plans during the periods ended December 31:


                                              1997                       1996                        1995
                                   -------------------------------------------------------------------------------------
                                                   Weighted                    Weighted                   Weighted
                                                    Average                     Average                    Average
                                     Number(1) Exercise Price(1) Number(1) Exercise Price(1) Number(1) Exercise Price(1)
                                   -------------------------------------------------------------------------------------

Balance at beginning of year .....  479,550          $3.41        482,550       $3.33         577,500       $3.33
Granted (forfeited) ..............   (6,225)(2)      $1.76         15,000       $5.65               0       $0.00
Exercised ........................ (141,200)         $3.39        (18,000)      $3.33         (94,950)      $3.33
                                   -------------------------------------------------------------------------------------
Balance at end of year ...........  332,125          $3.92        479,550       $3.41         482,550       $3.33
                                   =====================================================================================
Exercisable at end of year          220,975                       291,048                     222,549
                                   =====================================================================================
Weighted average grant date fair
   value of options granted during
   the year ......................    $3.93                         $2.58                         N/A
                                   =====================================================================================

(1) The number of shares granted under the Stock Option Plan and the weighted average exercise price are adjusted for a three for one stock split (200% stock dividend) that was effective November 18, 1998.
(2) Includes 39,750 forfeited shares.


                                    Harris Financial, Inc. 1997 Annual Report 49

     Harris Financial, Inc. and Subsidiaries
     Notes to Consolidated Financial Statements
--------------------------------------------------------
     All dollar amounts presented in the tables, except for per share amounts, are in thousands.


(17) Stock Award and Option Plans (continued) The following table presents the options outstanding and exercisable at December 31, 1997:


                                               Exercise Price  Exercise Price  Exercise Price
                                                  $0 - $5         $5 - $10       $10 - $15          Total
                                               -----------------------------------------------------------
Options Outstanding:
Number of options .........................       287,100          36,025            9,000         332,125
Weighted average exercise price ...........         $3.33           $6.60           $12.10           $3.92
Weighted average remaining contractual life       6 years         9 years         10 years         6 years

Options Exercisable:
Number of options .........................       218,100           2,875                0         220,975
Weighted average exercise price ...........         $3.33           $5.59            $0.00           $3.36

   HFI applies APB Opinion No. 25 and related interpretations in accounting for its plans. Accordingly, no compensation cost has been recognized for its stock option plans. Had compensation cost for HFI's 1996 stock option plan been determined consistent with FASB Statement No. 123, HFI's net income and earnings per share would have been reduced to the pro forma amounts indicated below:

                                   1997           1996          1995
                                  -----------------------------------
Net income
   As reported ...........        $17,771        $1,031        $9,214
   Pro forma .............        $17,738        $1,027        $9,214

Basic earnings per share
   As reported ...........          $0.53         $0.03         $0.28
   Pro forma .............          $0.53         $0.03         $0.28

Diluted earnings per share
   As reported ...........          $0.52         $0.03         $0.28
   Pro forma .............          $0.52         $0.03         $0.28

   The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions used for grants in 1997: dividend yield of 3.34 percent for all years; expected volatility of 41.32 percent; risk-free interest rate of 5.60 percent; and expected lives of seven years. In 1996, the weighted average assumptions for the model assumed a dividend yield of 3.36 percent for all years, expected volatility of 38.21 percent, risk-free interest rate of 6.47 percent, and expected lives of seven years. The effects of applying SFAS No. 123 may not be representative of the effects on reported net income in future years.

(18) Income Taxes Income tax expense for the years ended December 31, 1997, 1996 and 1995 is summarized as follows:

                                   1997             1996          1995
                                  -------------------------------------

Federal:
   Current .................      $6,905          $(2,192)       $4,162
   Deferred ................         (31)           1,803           836
                                  -------------------------------------
                                   6,874             (389)        4,998

State:
   Current .................       1,483               (3)          505
   Deferred ................         (45)            (125)            0
                                  -------------------------------------
Income tax expense (benefit)      $8,312          $  (517)       $5,503
                                  =====================================

   Total income tax expense differed from the amounts computed by applying the U.S. statutory income tax rate for the years ended December 31, 1997, 1996, and 1995 to income before income taxes as a result of the following:

                                                            1997       1996      1995
                                                           ----------------------------
Expected income tax expense at federal tax rate .......    $9,129     $ 180     $5,151
State tax expense (benefit) net of federal income taxes       979      (165)       328
Tax-exempt interest income ............................    (2,013)     (809)         0
Amortization of goodwill ..............................       318       220          0
Dividends received deduction ..........................    (1,501)     (423)      (238)
Non-deductible employee stock option plan expense .....       399       120        126
Interest disallowance .................................       306       240        240
Other, net ............................................       695       120       (104)
                                                           ----------------------------
   Total ..............................................    $8,312     $(517)    $5,503
                                                           ============================


50 Harris Financial, Inc. 1997 Annual Report

                                         Harris Financial, Inc. and Subsidiaries
                                      Notes to Consolidated Financial Statements
                        --------------------------------------------------------
                    All dollar amounts presented in the tables are in thousands.


(18) Income Taxes (continued) On April 19, 1996, HFI acquired First Harrisburg Bancor in a tax free acquisition. As a result of this acquisition, HFI has approximately $3,355,000 of net operating loss carryforwards available for state tax purposes as of December 31, 1997. $1,348,000 of the net operating loss carryforward will expire on December 31, 1998 if not utilized, while $2,007,000 will expire on December 31, 1999 if not utilized.

   The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 1997 and 1996 are presented below.


                                                                          1997        1996
                                                                        -------------------
Deferred tax assets:
Reserve for uncollected interest ...................................    $     5     $   326
Deferred compensation expense ......................................        493         639
Postretirement benefits expense ....................................        928         826
Excess loan servicing fees .........................................        107         290
Allowance for loan losses ..........................................      2,973       2,884
Deposit intangible amortization ....................................        622         346
Accrued severance costs ............................................        251           0
Investment premium amortization ....................................        266           0
Stock-based compensation expense ...................................        180          82
State tax net operating loss carry-forward .........................        281         245
Other ..............................................................        375         212
                                                                        -------------------
   Total ...........................................................      6,481       5,850
                                                                        -------------------

Deferred tax liabilities:
Deferred loan costs and dealer reserves, net .......................    $ 3,834     $ 2,501
Pension expense ....................................................         41         196
Prepaid expenses ...................................................        323         210
Depreciation .......................................................        444         160
Net unrealized gain on marketable securities
   available for sale ..............................................      6,837       2,178
Deferred depreciation and amortization on acquisition related assets        383         690
Originated mortgage servicing rights ...............................      1,056         784
Excess tax bad debt reserves over base year ........................      1,827       2,314
Other ..............................................................         15          74
                                                                        -------------------
   Total ...........................................................     14,760       9,107
                                                                        -------------------
     Net deferred tax liability ....................................    $(8,279)    $(3,257)
                                                                        ====================

   Management has determined that it is not required to establish a valuation reserve for its gross deferred tax assets of $6.5 million since it is more likely than not that the deferred tax assets will be realized through future reversals of existing temporary differences, future taxable income, and implementation of prudent tax planning strategies.

(19) Leases At December 31, 1997, HFI was obligated under non-cancelable operating leases for office space. Certain leases contain escalation clauses providing for increased rentals based on increases in the average consumer price index. Rental expenses for these facilities aggregated $1,022,000, $836,000, and $494,000 for 1997, 1996 and 1995, respectively.

   The projected minimum rental payments under the terms of the leases at December 31, 1997, net of projected sub-lease rentals, are as follows:

Years ending December 31             Amount
-------------------------------------------
1998 ..............................    $906
1999 ..............................     862
2000 ..............................     861
2001 ..............................     871
2002 ..............................     821
2003 and thereafter ...............   4,886
                                     ------
                                     $9,207
                                     ======

(20) Fair Value Accounting Harris Financial, Inc. is required to disclose the fair value of its financial instrument assets and liabilities. For HFI, as for most financial institutions, the majority of its assets and liabilities are considered financial instruments as defined in SFAS 107. Many of HFI's financial instruments, however, lack an available trading market as characterized by a willing buyer and willing seller engaging in an exchange transaction. Since it is HFI's general practice not to engage in trading activities, significant assumptions and estimations were used in calculating present values in discounted cash flow models.


                                    Harris Financial, Inc. 1997 Annual Report 51

     Harris Financial, Inc. and Subsidiaries
     Notes to Consolidated Financial Statements
--------------------------------------------------------
     All dollar amounts presented in the tables are in thousands.


(20) Fair Value Accounting (continued) Estimated fair values at December 31, 1997 and 1996 have been determined by HFI using the best available data, as generally provided in Harris Savings Bank's "call report" as submitted to the FDIC with an estimation methodology suitable for each category of financial instrument.

   Fair value estimates, methods, and assumptions are set forth below for HFI's financial instruments.

   Cash and Cash Equivalents The carrying amounts for short-term investments approximate fair value because of the short maturity of, and negligible credit concerns within, those instruments.

                                           1997                   1996
                                 ---------------------------------------------
                                  Estimated   Carrying   Estimated    Carrying
                                 Fair Value    Amount   Fair Value     Amount
                                 ---------------------------------------------
Cash and cash equivalents .....   $24,466     $24,466     $29,693     $29,693

   Marketable Securities (including available-for-sale securities) The fair value of marketable securities actively traded in the secondary market have been valued based on quotations received from securities dealers.

                                           1997                   1996
                                ------------------------------------------------
                                Estimated    Amortized      Estimated  Amortized
                                Fair Value      Cost       Fair Value     Cost
                                ------------------------------------------------
Securities held-to-maturity .   $   97,545   $   96,412     $109,912    $109,417
Securities available-for-sale    1,102,782    1,085,214      719,493     713,700
                                ------------------------------------------------
                                $1,200,327   $1,181,626     $829,405    $823,117
                                ================================================

   Deposit, Escrow, and Other Borrowings Under SFAS 107, the fair value of deposits with no stated maturity, such as demand deposit accounts, NOW accounts, money market accounts and savings accounts, is equal to the amount payable on demand. The fair value of time deposits and other borrowings is based on the discounted value of contractual cash flows. The discount rate is estimated using the rates currently offered for deposits of similar remaining maturities. The fair value of escrow, which has no stated maturity, is equal to the amount on deposit. The fair value of other borrowings is estimated using current rates for debt with similar terms and remaining maturities:


                                                1997                      1996
                                      -------------------------------------------------
                                       Estimated    Carrying    Estimated     Carrying
                                      Fair Value     Amount     Fair Value     Amount
                                      -------------------------------------------------
Demand and NOW accounts ...........   $  100,703   $  100,703   $   84,715   $   84,715
Money market accounts .............      128,079      128,079      129,096      129,096
Savings ...........................      148,718      148,718      150,019      150,019
Time deposits .....................      767,668      768,738      804,247      809,593
                                      -------------------------------------------------
                                      $1,145,168   $1,146,238   $1,168,077   $1,173,423
                                      =================================================
Escrow ............................   $    8,552   $    8,552   $    8,203   $    8,203
                                      =================================================
Other borrowings                      $  846,025   $  853,978   $  408,321   $  420,631
                                      =================================================

   Loans Fair values are estimated for portfolios of loans with similar characteristics. Residential mortgages make up a substantial percentage of HFI's loan portfolio. These residential mortgages, which are generally underwritten to standards substantially in conformity with Federal Home Loan Mortgage Corporation ("Freddie Mac") standards, have been estimated based on the discounted value of expected cash flows.

   Construction loans are of relatively short maturity and have an estimated fair value equal to the carrying value. Fair values for all other loans have been calculated by discounting scheduled cash flows. The discount rate used in these calculations is the market rate for similar instruments adjusted for non-interest operating costs, credit risk and assumed prepayment risk.


                                                1997                      1996
                                     ---------------------------------------------------
                                     Estimated     Carrying     Estimated     Carrying
                                     Fair Value      Amount      Fair Value     Amount
                                     ---------------------------------------------------
One-to-four family mortgages ...      $546,080      $539,248      $527,618     $530,230
Construction loans .............        35,209        35,209        25,647       25,647
Other loans ....................       337,690       324,641       273,727      276,361
Less: Allowances for loan losses             0        (8,614)            0       (8,322)
                                     ---------------------------------------------------
                                      $918,979      $890,484      $826,992     $823,916
                                     ===================================================


52 Harris Financial, Inc. 1997 Annual Report

                                         Harris Financial, Inc. and Subsidiaries
                                      Notes to Consolidated Financial Statements
                        --------------------------------------------------------
       All dollar amounts presented in the tables, except for per share amounts, are in thousands.


(20) Fair Value Accounting (continued)
   Commitments to Extend Credit and Performance Standby Letters of Credit The fair value of commitments to extend credit is estimated using the fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements, taking into account the remaining terms of the agreements and present creditworthiness of the counterparties. For fixed rate loan commitments, fair value also considers the difference between current levels of interest rates and the committed rates. The fair value of performance standby letters of credit is based on fees currently charged for similar agreements or on the estimated cost to terminate them or otherwise settle the obligations with the counterparties.


                                                              1997                             1996
                                                 -----------------------------------------------------------------
                                                 Contract   Carrying    Estimated  Contract   Carrying   Estimated
                                                  Amount    Amount(1)  Fair Value   Amount    Amount(1) Fair Value
                                                 -----------------------------------------------------------------
Commitments:
Commitments to extend credit:
   Unused open-end consumer lines of credit .     $37,017         $0         $0    $41,287         $0         $0
   Unused open-end commercial lines of credit      26,423          0          0     45,214          0          0
   Funds available on construction loans ....      29,338        850        850     27,401        822        822
   Loan originations and purchases ..........      23,380        510        510     18,677        206        206
   Performance standby letters of credit ....       2,281          2          2      3,206          3          3
                                                 -----------------------------------------------------------------
                                                 $118,439     $1,362     $1,362   $135,785     $1,031     $1,031
                                                 =================================================================
Commitments to sell loans ...................     $12,098         $0         $0     $9,053         $0         $0

Commitments to purchase securities ..........     $56,915         $0         $0    $13,745         $0         $0

(1) The amounts shown under "carrying amount" represent accruals or deferred income arising from these unrecognized financial instruments.

   Limitations Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instruments. These estimates do not reflect any premium or discount that could result from offering for sale at one time the HFI's entire holdings or of a particular financial instrument. Because no market exists for a significant portion of the HFI's financial instruments, fair value estimates are based on judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments, and other factors. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates. Management is concerned that reasonable comparability between financial institutions may not be likely due to the wide range of permitted valuation techniques and the estimates and assumptions that must be made.

(21) New Accounting Standards In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 130 (SFAS 130), "Reporting Comprehensive Income" SFAS 130 is effective for fiscal years beginning after December 15, 1997. SFAS 130 requires that comprehensive income be reported in a financial statement and be displayed with same prominence as other financial information. Comprehensive income, as defined by SFAS 130, is the total of net income and all other non-owner changes in equity. The implementation of SFAS 130 will not have an impact on the operating results of HFI.

(22) Acquisitions On April 19, 1996, Harris Financial, Inc. (HFI) acquired First Harrisburg Bancor, Inc. ("First Harrisburg"), a local thrift institution. The acquisition was 100% cash purchase of all outstanding First Harrisburg common shares at $ 14.77 per share, which resulted in a total cost of approximately $38 million, and was accounted for by Harris Financial, Inc. (HFI) as a purchase transaction. As of April 19, 1996, First Harrisburg had total assets of approximately $276.6 million and total liabilities of approximately $252.2 million. HFI recorded approximately $13.8 million of goodwill upon consummation of this acquisition, which is being amortized over a fifteen year period using the straight-line method. The net effect on income before taxes of goodwill and purchase accounting amortization was $(328,000) for the year ended December 31, 1996.

   The following unaudited pro forma financial information presents the combined results of operations of HFI and First Harrisburg Bancor as if the acquisition had occurred as of the beginning of 1996 and 1995, after giving effect to certain adjustments, including amortization of goodwill and related income tax effects. The pro forma financial information does not necessarily reflect the results of operations that would have occurred had HFI and First Harrisburg Bancor constituted a single entity during such periods.

                                     For the years ended December 31,
                                     --------------------------------
                                       1996                     1995
                                     --------------------------------
                                                 (unaudited)

Interest income .............        $114,983                 $104,321
Net (loss) income ...........           $(551)                $ 11,583
                                     =================================
(Loss) earnings per share ...        $  (0.05)                $   1.05
                                     =================================


                                    Harris Financial, Inc. 1997 Annual Report 53

Harris Financial, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------
All dollar amounts presented in the tables, except for per share amounts, are in thousands.


(23) Mortgage Banking Subsidiary In conjunction with the acquisition of First Harrisburg, HFI acquired Avstar Mortgage Corporation, a mortgage banking company. The condensed financial statements of this subsidiary are presented below.

                                      At December 31,
                                  ------------------------
                                    1997             1996
                                  ------------------------
Assets
Cash and cash equivalents         $ 4,438          $ 5,114
Loans receivable ........             294              235
Loans held for sale .....          12,931            6,894
Other Assets ............           2,530            1,262
                                  ------------------------
Total assets ............         $20,193          $13,505
                                  ========================

Liabilities and Stockholder's Equity
Escrow ...................................         3,809         4,192
Other borrowings .........................        14,044         7,000
Other liabilities ........................           431           376
Stockholder's equity .....................         1,909         1,937
                                                 ---------------------
Total liabilities and stockholder's equity       $20,193       $13,505
                                                 =====================


                                For the years ended December 31,
                                --------------------------------
                                  1997        1996        1995
                                --------------------------------
Interest income ..........      $2,088       $2,499      $2,954
Interest expense .........         497          629         797
                                --------------------------------
Net interest income ......       1,591        1,870       2,157
Provision for loan losses            0          265         115
Non-interest income ......       2,628        3,305       3,118
Non-interest expense .....       4,261        4,649       4,792
                                --------------------------------
Income (loss) before taxes         (42)         261         368
Income tax expense .......         (14)         108         118
                                --------------------------------
Net income/(loss) ........      $  (28)      $  153      $  250
                                ================================

(24) Earnings Per Share The following tables show the allocation of earnings per share to basic earnings per share and diluted earnings per share.

                                                                                             Per Share
                                                                   Income        Shares        Amount
                                                                 -------------------------------------
For the year ended December 31, 1997
Basic earnings per share:
   Income available to common shareholders ...................   $17,771,000   33,779,379       $0.53
                                                                 -------------------------------------
   Options held by management and directors ..................                    296,682
                                                                 -------------------------------------
Diluted earnings per share:
   Income available to common shareholders
     plus assumed conversions ................................   $17,771,000    34,076,061      $0.52
                                                                 =====================================

For the year ended December 31, 1996
Basic earnings per share:
   Income available to common shareholders ...................    $1,031,000   33,027,744       $0.03
                                                                 -------------------------------------
   Options held by management and directors ..................                    240,891
                                                                 -------------------------------------
Diluted earnings per share:
   Income available to common shareholders
     plus assumed conversions ................................    $1,031,000   33,268,635       $0.03
                                                                 =====================================

For the year ended December 31, 1995
Basic earnings per share:
   Income available to common shareholders ...................    $9,214,000   32,724,609       $0.28
                                                                 -------------------------------------
   Options held by management and directors ..................                    319,140
                                                                 -------------------------------------
Diluted earnings per share:
   Income available to common shareholders
     plus assumed conversions ................................    $9,214,000    33,043,749      $0.28
                                                                 =====================================

   Basic earnings per common share were computed by dividing net income by the weighted average number of shares of common stock outstanding for the year. Diluted earnings per common share were computed by dividing net income by the sum of the weighted average number of common shares outstanding, plus the amount of shares outstanding assuming the conversion of stock options. The adoption of SFAS 128 had no effect on the earnings per share amounts for the years ending December 31, 1996 and 1995.


54 Harris Financial, Inc. 1997 Annual Report

                                         Harris Financial, Inc. and Subsidiaries
                                      Notes to Consolidated Financial Statements
                        --------------------------------------------------------
       All dollar amounts presented in the tables, except for per share amounts, are in thousands.


(25) Harris Financial Corporation (Parent Company Only) Financial Information Consolidated
Balance Sheet (unaudited)                 December 31, 1997
-----------------------------------------------------------

Assets:

Cash ......................................... $     86
Marketable securities available-for-sale .....    9,619
Investment in bank subsidiary ................  169,144
Other assets .................................      264
                                               --------
Total assets ................................. $179,113
                                               ========

Liabilities:

   Accounts payable and other liabilities .... $     79

Shareholders' equity .........................  179,034
                                               --------
Total liabilities and shareholders' equity ... $179,113
                                               ========

Consolidated Statements                    Year Ended
of Income (unaudited)                   December 31, 1997
---------------------------------------------------------

Income:
   Interest income ..........................  $     73
                                               --------

Total income ................................        73

Expense:
   Other expense ............................        89
                                               --------

Net loss before equity in
   undistributed net income of subsidiaries .       (16)
                                               --------

   Equity in undistributed net income
     of subsidiaries ........................     2,755
                                               --------

Net income ..................................  $  2,739
                                               ========

Consolidated Statement                     Year Ended
of Cash Flows (unaudited)               December 31, 1997
---------------------------------------------------------
Cash flows from operating activities:
   Net income ...............................   $  2,739
   Adjustments to reconcile net income to net
     cash provided by operating activities:
       Undistributed earnings of subsidiary .     (2,755)
       (Increase) in other assets ...........       (264)
       Increase in other liabilities ........         79
         Total adjustments ..................     (2,940)
                                               ----------

Net cash provided by operating activities ...       (201)

Cash flows from investing activities:
   Purchase of available-for-sale
     securities, net ........................     (9,713)

Net cash used in investing activities .......     (9,713)

Dividends paid  .............................       (456)
Dividends received ..........................     10,456
                                               ----------

Net cash provided by financing activities: ..     10,000

   Net increase in cash .....................         86

Cash at the beginning of the period  ........          0
                                               ----------
Cash at the end of the period ...............  $      86
                                               ==========

The statements of income and cash flows presented above reflect the activity of the parent company level from the date of formation on September 17, 1997 through December 31, 1997.

(26) Consolidated Quarterly Data  (unaudited)


                                                         1997                                        1996
                                       -------------------------------------------------------------------------------------
                                        First     Second      Third     Fourth      First     Second      Third     Fourth
                                       Quarter    Quarter    Quarter    Quarter    Quarter    Quarter    Quarter    Quarter
                                       -------------------------------------------------------------------------------------
Interest Income ....................   $31,454    $34,848    $37,376    $37,389    $21,851    $26,818    $28,251     $31,068
Interest Expense ...................    19,921     22,410     24,855     25,899     13,421     15,985     18,226      19,694
                                       -------------------------------------------------------------------------------------
   Net Interest Income .............    11,533     12,438     12,521     11,490      8,430     10,833     10,025      11,374
Provision for loan loss ............       152        153        153        152        210        210        942         595
Non-interest income ................     3,275      3,443      4,310      3,531        248      1,824      1,681         243
Non-interest expense ...............     7,657      8,234      8,838     11,119      5,705     12,096     16,099       8,287
                                       -------------------------------------------------------------------------------------
   Income (loss) before income taxes     6,999      7,494      7,840      3,750      2,763        351     (5,335)      2,735
Income taxes (benefit) .............     2,290      2,429      2,582      1,011      1,052        166     (1,940)        205
                                       -------------------------------------------------------------------------------------
   Net Income (loss) ...............    $4,709     $5,065     $5,258     $2,739     $1,711       $185    $(3,395)    $ 2,530
                                       =====================================================================================
Earnings per share basic ...........     $0.14      $0.15      $0.16      $0.08      $0.05      $0.01     $(0.10)      $0.07
Earnings per share (diluted) .......     $0.14      $0.15      $0.15      $0.08      $0.05      $0.01     $(0.10)      $0.07
                                       =====================================================================================


                                    Harris Financial, Inc. 1997 Annual Report 55


OFFICE LOCATIONS
-------------------------------------------------------------------------------
PENNSYLVANIA OFFICES (Area Code 717)

Cumberland County
* 19th and Market Streets, Camp Hill                  761-4460
  Capital City Mall, Camp Hill                        761-7218
* 3100 Market Street, Camp Hill                       737-0457
* 4075 Market Street, Camp Hill                       730-8626
  Camp Hill Mall, Camp Hill                           737-2323
* Summerdale Plaza, Enola                             732-3637
  West Shore Plaza, Lemoyne                           761-7810
  17 W. High Street, Carlisle                         243-2915
* 921 Cavalry Road, Carlisle                          243-8868
* 600 E. Simpson Street, Mechanicsburg                697-4603
  Silver Spring Commons, Mechanicsburg                766-3100

Dauphin County
* 235 N. Second Street, Harrisburg (Main Office)      236-4041
* 526 S. 29th Street, Harrisburg                      238-9720
  Beaufort Farms Plaza, Harrisburg                    652-0900
  Colonial Park Mall, Harrisburg                      545-4791
  Festival Foods o Swatara Square, 6301 Grayson Road, Harrisburg
  The Point Mall, Harrisburg                          564-1470
* Paxton Square, Harrisburg                           541-8360
* 114 W. Chocolate Avenue, Hershey                    533-5500
* Hershey Square, 1161 Mae Street, Hummelstown        566-3800

Lancaster County
  100 E. King Street, Lancaster                       393-0705
* 1677 Oregon Pike, Lancaster                         291-1072
  9 S. Market Street, Elizabethtown                   367-8973
  36 E. Main Street, Ephrata                          733-8635
  33 Market Square, Manheim                           665-7754
* 335 Fifth Street, Quarryville                       786-4800

Lebanon County
  Lebanon Plaza, Lebanon                              273-8194

York County
* 2450 Eastern Boulevard, York                        757-9417
  Queensgate Shopping Center, York                    843-4854
* Newberry Commons, Etters                            938-5900
* Fairview Plaza, New Cumberland                      774-4555

MARYLAND (Area Code 301)
Washington County
  100 W. Washington Street, Hagerstown                739-1001
* Longmeadow Shopping Center, Hagerstown              739-1000

* Drive-in window

LOAN CENTERS
235 N. Second Street, Harrisburg (717) 231-2900
2017 Linglestown Road, Harrisburg (717) 652-4797
Paxton Square, Harrisburg (717) 657-0387
114 W. Chocolate Avenue, Hershey (717) 533-0989
4075 Market Street, Camp Hill (717) 730-0844
2500 Kingston Road, York (717) 757-9481
17 W. High Street, Carlisle (717) 243-6403
1677 Oregon Pike, Lancaster (717) 397-4338
100 W. Washington Street, Hagerstown (301) 739-1001

ATM LOCATIONS
Camp Hill Mall, Camp Hill
Capital City Mall, Camp Hill
921 Cavalry Road, Carlisle
Summerdale Plaza, Enola
Newberry Commons, Etters
234 N. Second Street, Harrisburg
Colonial Park Mall, Harrisburg
Festival Foods o Swatara Square, 6301 Grayson Road, Harrisburg
Paxton Square, Harrisburg
The Point Mall, Harrisburg
Hershey Square, 1161 Mae Street, Hummelstown
1677 Oregon Pike, Lancaster
Willow Valley Market, Lancaster
Lebanon Plaza, Lebanon
600 E. Simpson Street, Mechanicsburg
335 Fifth Street, Quarryville
2450 Eastern Boulevard, York
100 W. Washington Street, Hagerstown
Longmeadow Shopping Center, Hagerstown
Turkey Hill o 101 South Main Street, Manheim
Turkey Hill o 111 Rothsville Road, Ephrata
Turkey Hill o Route 230 & Cloverleaf Road, Elizabethtown

IMPORTANT PHONE NUMBERS
Harris Access Line(TM)

In Harrisburg, Pennsylvania area ...................   731-1135
Other areas ........................................   1-800-327-7997

Telephone Banking Center ...........................   1-800-232-6995

Loan Servicing .....................................   1-800-554-4572

Business Banking Group .............................   (717) 232-6661

INTERNET ADDRESS
http://www.harrissavingsbank.com


56 Harris Financial, Inc. 1997 Annual Report

STOCKHOLDER INFORMATION

EXECUTIVE OFFICE
235 N. Second Street, Harrisburg, Pennsylvania 17101
(717) 236-4041

ANNUAL MEETING
The annual meeting of Harris Financial, Inc. will be held at 10:00 a.m., Tuesday, April 21, 1998, at Zembo Temple, Third and Division Streets, Harrisburg, Pennsylvania.

10-K REPORT
Upon the written request of any shareholder, a copy of the Corporation's Form 10-K for the year ended December 31, 1997, including the Financial Statements and Schedules thereto, required to be filed with the SEC pursuant to the Securities Exchange Act of 1934, as amended, may be obtained, without charge, from James L. Durrell, Chief Financial Officer, Harris Financial, Inc., 235 N. Second Street, P.O. Box 1711, Harrisburg, PA 17105.

INTERNAL CONTROLS
Management's letter on internal controls is included in this report on page 29.

STOCK LISTING
The Corporation's common stock trades on the NASDAQ Stock Market under the symbol "HARS."

MARKET MAKERS
The following investment-brokerage houses make a market in Harris Financial, Inc.'s stock: Ryan Beck & Co.; Legg Mason; Sandler O'Neill & Partners; F.J. Morrissey & Co., Inc.; Friedman, Billings, Ramsey & Co., Inc.; Boenning & Scattergood, Inc.; Capital Resources, Inc.; Fahnestock & Co., Inc.

REGISTRAR AND TRANSFER AGENT
ChaseMellon Shareholder Services L.L.C.
Overpeck Centre
85 Challenger Road
Ridgefield Park, New Jersey 07660

ACCOUNTANTS
Arthur Andersen LLP
Suite 301
1869 Charter Lane
Lancaster, PA 17601

STOCKHOLDERS
The number of common stock stockholders of record as of December 31, 1997 was 3,730.

PRICE RANGE OF HARRIS FINANCIAL, INC. STOCK AND DIVIDENDS PAID

The price information provided below reflects actual high and low closing prices as quoted on the NASDAQ Stock Market.

                                              Cash Dividends
    1997                 High          Low    Paid Per Share
------------------------------------------------------------
First Quarter           7 37/64      6 5/64       $.0483
Second Quarter          7 11/64      6 3/64       $.0483
Third Quarter          16 27/64      7            $.0483
Fourth Quarter         21 1/2       15 43/64      $.0550

                                              Cash Dividends
    1996                 High          Low    Paid Per Share
------------------------------------------------------------
First Quarter           6 48/64      5 59/64      $.0483
Second Quarter          6 16/64      5            $.0483
Third Quarter           5 43/64      4 59/64      $.0483
Fourth Quarter          6 13/64      5            $.0483

DIVIDEND REINVESTMENT PLAN

The Dividend Reinvestment Plan offers you a simple and inexpensive way to increase your investment in Harris Financial, Inc. common stock through the automatic investment of your dividends in additional shares of Harris Financial, Inc. common stock under the plan.


                                   Harris Financial, Inc. 1997 Annual Report  57